Exhibit 10.86
Execution Version

AMENDMENT NO. 2 TO CREDIT AGREEMENT
This AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of April 29, 2022 (this “Amendment”), among PEABODY ENERGY CORPORATION, a Delaware corporation (the “Borrower”), the other Reaffirming Parties (as defined below) party hereto, JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”), and each Lender party hereto (each, a “Lender” and collectively, the “Lenders”) (such Lenders, collectively constituting the Required Lenders).
PRELIMINARY STATEMENTS
WHEREAS, reference is made to that certain Credit Agreement, dated as of January 29, 2021, among the Borrower, the Administrative Agent and the lenders party thereto from time to time (as amended by Amendment No. 1 to Credit Agreement, dated as of March 7, 2022, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to, but not including, the date hereof, the “Existing Credit Agreement”, and the Existing Credit Agreement as amended pursuant hereto, the “Credit Agreement”);
WHEREAS, the Borrower has requested that the Administrative Agent and the Required Lenders agree to, among other items, amend Section 7.02 (Investments) to permit the Borrower to enter into certain Joint Ventures for Renewable Energy projects;
WHEREAS, subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, each of the Administrative Agent, Required Lenders and the Borrower have agreed to amend certain terms of the Existing Credit Agreement as set forth in Section 2 hereof, including the reduction of L/C Commitments by $16,834,413.42 on the Second Amendment Effective Date (as defined below);
WHEREAS, each Loan Party party hereto and Gibraltar Holdings (collectively, the “Reaffirming Parties”, and each, a “Reaffirming Party”) expects to realize substantial direct and indirect benefits as a result of this Amendment becoming effective and the consummation of the transactions contemplated hereby and agrees to reaffirm its obligations under the Credit Agreement, the Security Documents, and the other Loan Documents to which it is a party;
NOW, THEREFORE, in consideration of the undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
1.Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. This Amendment is a “Loan Document” (as defined in the Existing Credit Agreement and the Credit Agreement).
2.Amendments to Credit Agreement. Pursuant to and in accordance with Section 10.01 of the Existing Credit Agreement, effective as of the Second Amendment Effective Time (as defined below), each of the parties hereto agree that the Existing Credit Agreement shall be amended as follows:

(a)The Credit Agreement shall be amended by deleting the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and by adding the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) in the form set out in Annex A hereto.
(b)Schedule 2.01(a) (L/C Commitments) to the Credit Agreement is hereby amended and restated in its entirety in the form set out on Annex B hereto.
3.Conditions Precedent. The amendments herein shall become effective on the date (the “Second Amendment Effective Date”) and at the time (the “Second Amendment Effective Time”) on and at which the following conditions precedents are satisfied or waived in accordance with such section:
(a)The Administrative Agent’s receipt of the following:

(i) executed counterparts of this Amendment from each of the Borrower, the other Reaffirming Parties, the Required Lenders and the Administrative Agent;
(ii)such certificates of resolutions or other action, incumbency certificates and/or other certificates of duly authorized officers of each Loan Party and each Restricted Subsidiary party to a Loan Document, in each case, as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each officer of each Loan Party or Restricted Subsidiary executing the Loan Documents to which each Loan Party or Restricted Subsidiary is a party;
(iii)the executed opinion (which opinion shall also retroactively cover the First Amendment) of Jones Day, counsel to the Borrower and special New York counsel to the other Loan Parties, addressed to the Administrative Agent and each Lender under the Credit Agreement, and which shall be reasonably satisfactory to the Administrative Agent;
(iv)evidence reasonably satisfactory to the Administrative Agent of compliance with Section 6.16 (Covenant to Give Security) of the Credit Agreement with respect to R3 Renewables Holdings, LLC (the “New Subsidiary”), including (I) executed counterparts of (a) an Assumption Agreement to the Security Agreement (x) substantially in the form of Annex
1 to the Security Agreement and (y) reasonably satisfactory to the Administrative Agent from the New Subsidiary as an “Additional Grantor” thereunder, (b) a Joinder Agreement to the Guaranty (x) substantially in the form of Annex 1 to the Guaranty and (y) reasonably satisfactory to the Administrative Agent from the New Subsidiary as an “Additional Guarantor” thereunder and the Administrative Agent, and (c) a Collateral Trust Joinder- Additional Guarantor substantially in the form of Annex C to the Collateral Trust Agreement from the New Subsidiary and Wilmington Trust, National Association, as Collateral Trustee and (II) delivery of a UCC financing statement; and

2

(v)a certificate signed by a Responsible Officer of the Borrower certifying that the representations and warranties set out in Sections 4(a) and (b) are true and correct;
(b)the Borrower shall have reduced the L/C Commitments pursuant to Section 2.06(a) of the Existing Credit Agreement in an aggregate amount equal to
$16,834,413.42, representing the aggregate unused L/C Commitments on the Second Amendment Effective Date (and the Borrower, the Required Lenders and the Administrative Agent hereby waive any minimum amount requirements set forth in Section 2.06(a) of the Existing Credit Agreement with respect to such L/C Commitment reduction);
(c)to the extent invoiced at least two Business Days prior to the Second Amendment Effective Date, the Borrower shall have paid all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent and the Lenders signatory hereto (including the reasonable and documented fees and expenses of any counsel to the Administrative Agent and/or a consenting Lender, plus such additional amounts of such reasonable and documented fees and expenses as shall constitute such party’s reasonable estimate of such fees and expenses incurred or to be incurred by it through the closing proceedings); and
(d)each of the representations and warranties made by the Borrower in Section 4 hereof shall be true and correct.
For purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Second Amendment Effective Date specifying its objection thereto.
4.Representations and Warranties.
In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders, for itself and for each other Loan Party and Gibraltar Holdings, as follows:
(a)no Default or Event of Default shall exist, or would result immediately, from transactions contemplated hereby on the Second Amendment Effective Date;
(b)the representations and warranties of (i) the Borrower contained in Article V of the Credit Agreement and (ii) each Loan Party contained in each Loan Document shall be true and correct in all material respects on and as of the Second Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that the representations and warranties contained in subsection (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clause (b) of Section 6.01 of the Credit Agreement; provided that, in each case, such materiality qualifier shall not be

3

applicable to any representations and warranties that already are qualified or modified by materiality or by a reference to a Material Adverse Effect in the text thereof; and
(c)the execution, delivery and performance by each Loan Party and Gibraltar Holdings of this Amendment and the consummation of the transactions contemplated hereby (a) have been duly authorized by all necessary corporate or other organizational action, (b) do not and will not (i) contravene the terms of any of such Person’s Organizational Documents; (ii) conflict with or result in any breach or contravention of, or the creation of, any Lien (except for any Liens that may arise under the Loan Documents) under, or require any payment to be made under (A) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority to which such Person or its property is subject or (C) any arbitral award to which such Person or its property is subject; or (iii) violate any Law binding on such Person;
(d)this Amendment has been duly executed and delivered on behalf of each Loan Party and Gibraltar Holdings;
(e)this Amendment constitutes a legal, valid and binding obligation of each Loan Party and Gibraltar Holdings enforceable against each Loan Party and Gibraltar Holdings in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other Laws relating to or affecting creditors’ rights generally, general principles of equity, regardless of whether considered in a proceeding in equity or at law and an implied covenant of good faith and fair dealing; and
(f)as of the date hereof, all Liens, security interests, assignments and pledges encumbering the Collateral, created pursuant to and/or referred to in the Credit Agreement or the other Loan Documents, are valid, enforceable, duly perfected to the extent required by the Loan Documents, non-avoidable, first priority liens, security interests, assignments and pledges (subject to Liens permitted by Section 7.01 of the Credit Agreement), continue unimpaired, are in full force and effect and secure and shall continue to secure all of the obligations purported to be secured in the respective Security Documents pursuant to which such Liens were granted.
5.Reaffirmation.
(a)To induce the Lenders and the Administrative Agent to enter into this Amendment, each of the Loan Parties and Gibraltar Holdings hereby acknowledges and reaffirms its obligations under each Loan Document to which it is a party, including, without limitation, any grant, pledge or collateral assignment of a lien or security interest, as applicable, contained therein, in each case as amended, restated, amended and restated, supplemented or otherwise modified prior to or as of the date hereof. The Borrower acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Amendment.

4

(b)In furtherance of the foregoing clause (a), each Reaffirming Party that is party to any Security Document, in its capacity as a “grantor”, “pledgor” or other similar capacity under such Security Document, hereby acknowledges that it has reviewed and consents to the terms and conditions of this Amendment and the transactions contemplated hereby. In addition, each Reaffirming Party reaffirms the security interests granted by such Reaffirming Party under the terms and conditions of the Security Documents (in each case, to the extent a party thereto) to secure the Secured Obligations and agrees that such security interests remain in full force and effect and are hereby ratified, reaffirmed and confirmed. Each Reaffirming Party hereby (i) confirms that each Security Document to which it is a party or is otherwise bound and all Collateral encumbered thereby will continue to secure, to the fullest extent possible in accordance with the Security Documents, the payment and performance of the Secured Obligations, including without limitation the payment and performance of all such applicable Secured Obligations that are joint and several obligations of each Guarantor and each Reaffirming Party now or hereafter existing, in each case pursuant to the terms of the Security Documents such Reaffirming Party is a party to, (ii) confirms its respective grant to the Collateral Trustee for the benefit of the Secured Parties of the security interest in and continuing Lien on all of such Reaffirming Party’s right, title and interest in, to and under all Collateral to which such Reaffirming Party granted a security interest in and a continuing Lien on pursuant to the terms of the Security Documents to which such Reaffirming Party is party to, in each case whether now owned or existing or hereafter acquired or arising and wherever located, as collateral security for the prompt and complete payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all applicable Secured Obligations, subject to the terms contained in the applicable Loan Documents and (iii) confirms its respective pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Security Documents to which it is a party.
6.Miscellaneous Provisions.
(a)Governing Law; Submission to Jurisdiction, Consent to Service of Process, Waiver of Jury Trial, Etc. Sections 10.04, 10.14 and 10.15 of the Existing Credit Agreement are incorporated by reference herein as if such Sections appeared herein, mutatis mutandis.
(b)Severability. Section 10.12 of the Existing Credit Agreement is incorporated by reference herein as if such Section appeared herein, mutatis mutandis.
(c)Full Force and Effect. Except as expressly modified hereby, all terms and provisions of the Credit Agreement and all other Loan Documents remain in full force and effect and nothing contained in this Amendment shall in any way impair the validity or enforceability of the Credit Agreement or the Loan Documents, or alter, waive, annul, vary, affect, or impair any provisions, conditions, or covenants contained therein or any rights, powers, or remedies granted therein. The Borrower acknowledges and agrees that this Amendment shall not constitute a modification of the Credit Agreement or any of the other Loan Documents or a course of dealing with Administrative Agent or the Lenders at variance with the Credit Agreement or the other Loan Documents such as to require further notice by Administrative Agent or any Lender to require strict compliance with the

5

terms of the Credit Agreement and the other Loan Documents in the future, except in each case as expressly set forth herein.
(d)Counterparts; Electronic Execution; Headings. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record. Article and Section headings used herein are included for convenience of reference only, shall not constitute a part hereof, shall not be given any substantive effect and shall not affect the interpretation of this Amendment.
(e)Third Party Beneficiary. The Collateral Trustee shall be an express third-party beneficiary of this Amendment.
(f)Amendment, Modification and Waiver. This Amendment may not be amended, nor may any provision hereof be waived, except pursuant to a writing signed by each of the parties hereto.
[Remainder of Page Intentionally Left Blank]

6

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers, all as of the day and year first written above.

PEABODY ENERGY CORPORATION,
as Borrower
By:     Name: Brian Cropper
Title:    Vice President and Treasurer

[Signature Page to Amendment No. 2 to Credit Agreement]

9 EAST SHIPPING US (f/k/a CAOLSALES II, LLC) AMERICAN LAND DEVELOPMENT, LLC
AMERICAN LAND HOLDINGS OF COLORADO, LLC
AMERICAN LAND HOLDINGS OF ILLINOIS, LLC
AMERICAN LAND HOLDINGS OF INDIANA, LLC
AMERICAN LAND HOLDINGS OF KENTUCKY, LLC
BIG RIDGE, INC.
BTU WESTERN RESOURCES, INC.
CONSERVANCY RESOURCES, LLC
EL SEGUNDO COAL COMPANY, LLC
HAYDEN GULCH TERMINAL, LLC
HILLSIDE RECREATIONAL LANDS, LLC
KAYENTA MOBILE HOME PARK, INC.
KENTUCKY UNITED COAL, LLC
MOFFAT COUNTY MINING, LLC
NEW MEXICO COAL RESOURCES, LLC
PEABODY AMERICA, LLC
PEABODY ARCLAR MINING, LLC
PEABODY ASSET HOLDINGS, LLC
PEABODY BEAR RUN MINING, LLC
PEABODY BEAR RUN SERVICES, LLC
PEABODY CABALLO MINING, LLC
PEABODY CARDINAL GASIFICATION, LLC
PEABODY CHINA, LLC
PEABODY COALSALES, LLC
PEABODY COALTRADE, LLC
PEABODY COLORADO OPERATIONS, LLC
PEABODY COLORADO SERVICES, LLC
PEABODY COULTERVILLE MINING, LLC
PEABODY DEVELOPMENT COMPANY, LLC
PEABODY ELECTRICITY, LLC
PEABODY EMPLOYMENT SERVICES, LLC
PEABODY GATEWAY NORTH MINING, LLC
PEABODY GATEWAY SERVICES, LLC
PEABODY GLOBAL FUNDING, LLC
PEABODY HOLDING COMPANY, LLC
PEABODY IC FUNDING CORP.
PEABODY ILLINOIS SERVICES, LLC
PEABODY INDIANA SERVICES, LLC
PEABODY INTERNATIONAL HOLDINGS, LLC
PEABODY INTERNATIONAL INVESTMENTS, INC.
PEABODY INTERNATIONAL SERVICES, INC.
PEABODY MIDWEST MANAGEMENT SERVICES, LLC
PEABODY MIDWEST MINING, LLC
PEABODY MIDWEST OPERATIONS, LLC
PEABODY MIDWEST SERVICES, LLC
PEABODY MONGOLIA, LLC

[Signature Page to Amendment No. 2 to Credit Agreement]

PEABODY NATURAL GAS, LLC
PEABODY NATURAL RESOURCES COMPANY PEABODY NEW MEXICO SERVICES, LLC PEABODY OPERATIONS HOLDING, LLC PEABODY POWDER RIVER MINING, LLC PEABODY POWDER RIVER OPERATIONS, LLC PEABODY POWDER RIVER SERVICES, LLC PEABODY ROCKY MOUNTAIN MANAGEMENT
SERVICES, LLC
PEABODY ROCKY MOUNTAIN SERVICES, LLC PEABODY SCHOOL CREEK MINING, LLC PEABODY SERVICES HOLDINGS, LLC PEABODY TWENTYMILE MINING, LLC PEABODY VENEZUELA COAL CORP. PEABODY VENTURE FUND, LLC
PEABODY WILD BOAR MINING, LLC PEABODY WILD BOAR SERVICES, LLC PEABODY WILLIAMS FORK MINING, LLC PEABODY WYOMING SERVICES, LLC PEABODY-WATERSIDE DEVELOPMENT, L.L.C. PEC EQUIPMENT COMPANY, LLC
SAGE CREEK HOLDINGS, LLC
SAGE CREEK LAND & RESERVES, LLC SENECA PROPERTY, LLC
SHOSHONE COAL CORPORATION TWENTYMILE COAL, LLC
UNITED MINERALS COMPANY, LLC
By:              Name: Eric R. Waller Title:    Secretary

[Signature Page to Amendment No. 2 to Credit Agreement]

PEABODY INVESTMENTS CORP.
By:         Name: Brian Cropper
Title:    Vice President & Treasurer

BIG SKY COAL COMPANY NGS ACQUISITION CORP.,LLC
PEABODY SAGE CREEK MINING, LLC PEABODY SOUTHEAST MINING, LLC PEABODY WESTERN COAL COMPANY R3 RENEWABLES HOLDING, LLC

By:
Name: Christopher W. Wittenauer Title:    Secretary

SENECA COAL COMPANY, LLC

By:              Name: Eric R. Waller Title:    Secretary

[Signature Page to Amendment No. 2 to Credit Agreement]

PEABODY INVESTMENTS CORP.
By:         Name: Brian Cropper
Title:    Vice President & Treasurer

BIG SKY COAL COMPANY
NGS ACQUISITION CORP., LLC PEABODY SAGE CREEK MINING, LLC PEABODY SOUTHEAST MINING, LLC PEABODY WESTERN COAL COMPANY R3 RENEWABLES HOLDING, LLC
By,
Name: Christopher W. Wittenauer
Title: Secretary

SENECA COAL COMPANY, LLC

By:     _
Name: Eric R. Waller Title:    Secretary

[Signature Page to Amendment No. 2 to Credit Agreement]

PEABODY INVESTMENTS CORP.
By:.         Name: Brian Cropper
Title:    Vice President & Treasurer

BIG SKY COAL COMPANY
NGS ACQUISITION CORP., LLC PEABODY SAGE CREEK MINING, LLC PEABODY SOUTHEAST MINING, LLC PEABODY WESTERN COAL COMPANY R3 RENEWABLES HOLDING, LLC

By:
Name: Christopher W. Wittenauer
Title:    Secretary

SENECA COAL COMPANY, LLC
By:.         Name: Thomas Dietrich
Title:    Secretary

[Signature Page to Amendment No. 2 to Credit Agreement]

PEABODY GLOBAL HOLDINGS, LLC
By:

Name: Eric R. Waller
Title:    Secretary

[Signature Page to Amendment No. 2 to Credit Agreement]

ADMINISTRATIVE AGENT:

JPMorgan Chase Bank, N.A.,
as Administrative Agent
By:
Name: Lance Buxkemper
Title:    Executive Director

[Signature Page to Amendment No. 2 to Credit Agreement]

LENDERS:

Bank of Montreal, Chicago Branch, as a Lender
By:     Name: Aleen Hartje
Title:    Managing Director

[Signature Page to Amendment No. 2 to Credit Agreement]

LENDERS:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender
By:     Name: Gianni Russello
Title: Authorized Signatory

By:     Name: Lawrence Park
Title: Authorized Signatory

[Signature Page to Amendment No. 2 to Credit Agreement]

LENDERS:

Deutsche Bank AG New York Branch, as a Lender
By:     Name: Jessica Lutrario
Title: Associate
212-250-8235
jessica.lutrario@db.com

By:
Name: Philip Tancorra
Title: Vice President
philip.tancorra@db.com
212-250-6576

[Signature Page to Amendment No. 2 to Credit Agreement]

LENDERS:

Goldman Sachs Bank USA, as a Lender
By:
Name: Dan Martis
Title: Authorized Signatory

[Signature Page to Amendment No. 2 to Credit Agreement]

LENDERS:

JPMorgan Chase Bank, N.A.,
as a Lender
By:
Name: Lance Buxkemper
Title:    Executive Director

[Signature Page to Amendment No. 2 to Credit Agreement]

LENDERS:

[Signature Page to Amendment No. 2 to Credit Agreement]

Annex A

[Attached]

CONFORMED THROUGH ~~FIRST~~SECOND AMENDMENT DATED

~~March 7~~April 29, 2022

CREDIT AGREEMENT

among

PEABODY ENERGY CORPORATION,
as Borrower,

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent,

and
The Other Lenders Party Hereto Dated as of January 29, 2021

~~US-LEGAL-10932482/7~~ US-LEGAL-11072048/9 170864-0005

TABLE OF CONTENTS

Section    Page
ARTICLE I. DEFINITIONS AND ACCOUNTING TERMS     1
1.01Defined Terms     1
1.02Other Interpretive Provisions     5657
1.03Accounting Terms     57
1.04Exchange Rates; Currency Equivalents.     ~~57~~58
1.05Additional Alternative Currencies.     ~~58~~59
1.06Change of Currency.     ~~58~~59
~~1.07~~Times of Day       ~~59~~60
1.08Letter of Credit Amounts     ~~59~~60
1.09Negative Covenant Compliance     ~~59~~60
1.10Divisions     ~~59~~60
1.11Interest Rates; LIBOR Notification     60

ARTICLE II. THE COMMITMENTS AND L/C BORROWINGS     ~~60~~61
2.01The Commitments and L/C Borrowings     ~~60~~61
2.02Borrowings, Conversions and Continuations of the Loans.     ~~61~~62
2.03Letters of Credit     ~~62~~63
2.04[Reserved].     ~~71~~72
2.05Prepayments ~~and Commitment Reductions     71~~    72
2.06Termination or Reduction of L/C Commitments     ~~73~~75
2.07Repayment of Loans     ~~75~~77
2.08Interest     ~~75~~77
2.09Fees     ~~75~~77
2.10Computation of Interest and Fees     ~~76~~78
2.11Evidence of Debt     ~~76~~78
2.12Payments Generally; Administrative Agent’s Clawback     ~~76~~79
2.13Pro Rata; Sharing of Payments by Lenders     ~~77~~80
2.14~~[Reserved]~~Renewable Investment Reserve Return     ~~78~~81
2.15[Reserved]     ~~78~~81
2.16Refinancing Debt     ~~78~~81
2.17Cash Collateral     ~~80~~83
2.18Defaulting Lenders     ~~81~~84
2.19Dutch Auction Repurchases.     ~~83~~85
2.20Open Market Repurchases     ~~84~~87
2.21Mandatory Offers     ~~85~~88

ARTICLE III. TAXES, YIELD PROTECTION AND ILLEGALITY     ~~86~~89
3.01Taxes     ~~86~~89
3.02Illegality     ~~89~~92
3.03Inability to Determine Rates     ~~90~~93
3.04Increased Costs; Reserves on Eurocurrency Rate Loans     ~~92~~95
3.05Compensation for Losses     9497
3.06Mitigation Obligations; Replacement of Lenders     ~~95~~98

3.07Survival    ~~96~~98

ARTICLE IV. CONDITIONS PRECEDENT    ~~96~~98
4.01Closing Date    ~~96~~98
4.02Conditions to all L/C Credit Extensions (Including on the Closing Date)    ~~100~~103

ARTICLE V. REPRESENTATIONS AND WARRANTIES    ~~101~~104
5.01Existence, Qualification and Power    ~~101~~104
5.02Authorization; No Contravention    ~~102~~104
5.03Governmental Authorization    ~~102~~105
5.04Binding Effect    ~~102~~105
5.05Financial Statements; No Material Adverse Effect    ~~102~~105
5.06Litigation    ~~103~~106
5.07No Default    ~~103~~106
5.08Ownership and Identification of Property    ~~103~~106
5.09Environmental Compliance    ~~104~~107
5.10Insurance    ~~105~~108
5.11Taxes    ~~105~~108
5.12ERISA Compliance    ~~105~~108
5.13Subsidiaries    ~~106~~108
5.14Margin Regulations; Investment Company Act    ~~106~~109
5.15Disclosure    ~~106~~109
5.16Compliance with Laws    ~~106~~109
5.17Anti-Corruption; Sanctions~~; Terrorism Laws    106~~    109
5.18Intellectual Property; Licenses, Etc.    ~~107~~110
5.19Security Documents    ~~107~~110
5.20Mines    ~~108~~111
5.21Solvency    ~~108~~111
5.22Labor Relations    ~~108~~111
5.23Cash Flow Forecast    ~~108~~111

ARTICLE VI. AFFIRMATIVE COVENANTS    ~~108~~111
6.01Financial Statements    ~~108~~111
6.02Certificates; Other Information    ~~109~~112
6.03Notices    ~~111~~114
6.04Payment of Tax Obligations    ~~112~~115
6.05Preservation of Existence    ~~112~~115
6.06Maintenance of Properties    ~~112~~115
6.07Maintenance of Insurance    ~~112~~115
6.08Compliance with Laws    ~~112~~116
6.09Books and Records    ~~113~~116
6.10Inspection Rights    ~~113~~116
6.11Use of Proceeds    ~~113~~116
6.12Additional Guarantors    ~~113~~116
6.13Unrestricted Subsidiaries    ~~113~~117
6.14Preparation of Environmental Reports    ~~114~~117
6.15Certain Long Term Liabilities and Environmental Reserves    ~~114~~117

6.16Covenant to Give Security    ~~114~~117
6.17Maintenance of Ratings    ~~118~~121
6.18Post Closing Covenants    ~~118~~121
6.19ERISA    ~~118~~121
6.20Hedging Agreements and Cash Margin Postings    ~~118~~121
6.21Variance and Cash Flow Reporting    ~~118~~122
6.22Indebtedness Amendments    ~~119~~122
6.23Pledge of Renewable JVs    122

ARTICLE VII. NEGATIVE COVENANTS    ~~119~~122
7.01Liens    ~~119~~122
7.02Investments    ~~122~~125
7.03Indebtedness    ~~124~~128
7.04Fundamental Changes    ~~128~~132
7.05Dispositions    ~~128~~132
7.06Restricted Payments    ~~130~~134
7.07Change in Nature of Business    ~~132~~136
7.08Transactions with Affiliates    ~~132~~136
7.09Most Favored Nations    ~~134~~138
7.10Use of Proceeds    ~~134~~138
7.11Minimum Liquidity    ~~134~~138
7.12Burdensome Agreements    ~~134~~138
7.13Restrictions on Specified Subsidiaries    ~~135~~139
7.14[Reserved]    ~~136~~140
7.15Fiscal Year    ~~136~~140
7.16Sale and Lease-Backs    ~~136~~140
7.17Amendments or Waivers of Organizational Documents    ~~136~~140

ARTICLE VIII. EVENTS OF DEFAULT AND REMEDIES    ~~136~~140
8.01Events of Default    ~~136~~140
8.02Remedies Upon Event of Default    ~~139~~143
8.03Exclusion of Immaterial Subsidiaries    ~~139~~144
8.04Application of Funds    ~~140~~144

ARTICLE IX. ADMINISTRATIVE AGENT    ~~141~~145
9.01Appointment and Authority    ~~141~~145
9.02Rights as a Lender    ~~141~~145
9.03Exculpatory Provisions    ~~141~~146
9.04Reliance by Administrative Agent    ~~143~~147
9.05Delegation of Duties    ~~143~~147
9.06Resignation of Administrative Agent    ~~144~~148
9.07Non-Reliance on Administrative Agent and Other Lenders .    ~~145~~149
9.08No Other Duties, Etc.    ~~145~~150
9.09Administrative Agent May File Proofs of Claim    ~~145~~150
9.10Guaranty and Collateral Matters    ~~146~~151
9.11Withholding Tax    ~~147~~151

9.12Collateral    Trust    Agreement,    Collateral    Matters    and    Specified Amendments                        ~~148~~152
9.13Certain ERISA Matters    ~~148~~153

ARTICLE X. MISCELLANEOUS    ~~149~~154
10.01Amendments, Etc.    ~~149~~154
10.02Notices; Effectiveness; Electronic Communication    ~~154~~158
10.03No Waiver; Cumulative Remedies    ~~156~~161
10.04Expenses; Indemnity; Damage Waiver    ~~157~~161
10.05Marshalling; Payments Set Aside    ~~159~~164
10.06Successors and Assigns    ~~160~~164
10.07Treatment of Certain Information; Confidentiality    ~~165~~169
10.08Right of Setoff    ~~166~~171
10.09Usury Savings Clause    ~~167~~171
10.10Counterparts; Integration; Effectiveness    ~~167~~; Electronic Execution    172
10.11Survival of Representations, Warranties    ~~168~~172
10.12Severability    ~~168~~173
10.13Replacement of Lenders    ~~168~~173
10.14Governing Law; Jurisdiction; Etc.    ~~169~~174
10.15Waiver of Jury Trial    ~~170~~175
10.16USA PATRIOT Act Notice    ~~171~~176
10.17Time of the Essence    ~~171~~176
10.18[Reserved].    ~~171~~176
10.19No Advisory or Fiduciary Responsibility    ~~171~~176
10.20[Reserved]    ~~172~~177
10.21Release of Liens and Release from Guaranty    ~~172~~177
10.22Independence of Covenants    ~~173~~178
10.23Independent Nature of Lenders’ Rights    ~~173~~178
10.24Acknowledgement and Consent to Bail-In of ~~EEA~~Affected Financial Institutions    ~~173~~178
10.25[Reserved]    ~~174~~179
10.26Acknowledgement Regarding Any Supported QFCs    ~~174~~179

SCHEDULES
1.01(a) Guarantors 1.01(c) [Reserved]
1.01(d) Real Property Marketed for Sale 1.01(e) Reserve Areas
1.01(f)    [Reserved]
1.01(g) Existing Letters of Credit 2.01(a) L/C Commitments 2.01(b) L/C Issuance Limits
5.08(b) Material Real Property (Mine)
5.08(c) Material Real Property (Reserve Area)
5.09    Environmental Matters
5.13    Subsidiaries
5.18    Intellectual Property
5.20    Mines 6.07(b) Buildings
6.18    Post Closing Covenants
7.01    Existing Liens
7.02Existing Investments
7.03Existing Indebtedness
7.05    Specified Dispositions
7.08    Transactions with Affiliates
7.12    Burdensome Agreements
10.02    Administrative Agent’s Office; Certain Addresses for Notices

EXHIBITS
Form of:
AL/C Borrowing Notice
B[Reserved]
CL/C Borrowing Note
DCompliance Certificate
EAssignment and Assumption
FGuaranty
G[Reserved]
I-1    [Reserved]
J[Reserved]
KSolvency Certificate
LAuction Procedures
M-1 U.S. Tax Compliance Certificate M-2 U.S. Tax Compliance Certificate M-3 U.S. Tax Compliance Certificate M-4 U.S. Tax Compliance Certificate N Borrower Participation Procedures

This CREDIT AGREEMENT (as amended, restated, supplemented or otherwise modified, the “Agreement”) is entered into as of January 29, 2021, among, inter alios, PEABODY ENERGY CORPORATION, a Delaware corporation (the “Borrower”), each lender from time to time party hereto (collectively, the “Lenders” and, individually, a “Lender”), and JPMorgan Chase Bank, N.A., as administrative agent.

PRELIMINARY STATEMENTS

WHEREAS, the Borrower is party to that certain Credit Agreement, dated as of April 3, 2017, as amended by Amendment No. 1 to Credit Agreement, dated as of September 18, 2017, Amendment No. 2 to Credit Agreement, dated as of November 17, 2017, Amendment No. 3 to Credit Agreement, dated as of December 8, 2017, Amendment No. 4 to Credit Agreement, dated as of April 11, 2018, Amendment No. 5 to Credit Agreement, dated as of June 27, 2018, Technical Amendment to Credit Agreement, dated as of July 19, 2018, Amendment No. 6 to Credit Agreement, dated as of September 17, 2019, Amendment No. 7 to Credit Agreement, dated as of September 17, 2019, and Amendment No. 8 to Credit Agreement, dated as of the date hereof (“Amendment No. 8 to Existing Credit Agreement”), and from time to time further amended, supplemented, restated, amended and restated or otherwise modified, the “Existing Credit Agreement”, by and among the Borrower, JPMorgan Chase Bank, N.A., as administrative agent, and the other lenders party thereto from time to time;

WHEREAS, the Borrower wishes to refinance certain Revolving Commitments (as defined in and under the Existing Credit Agreement) pursuant to Section 2.16 of the Existing Credit Agreement, and, in connection therewith, has requested that the Lenders provide the L/C Facility referred to herein; and

WHEREAS, the Lenders are willing to extend credit to the Borrower on the terms and subject to the conditions set forth herein, and the letters of credit identified on Schedule 1.01(g) hereto as of the Closing Date (the “Existing Letters of Credit”) shall be deemed to be Letters of Credit for all purposes under this Agreement.

In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

ARTICLE I. DEFINITIONS AND ACCOUNTING TERMS

1.01Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:

“2022 Notes” means the senior notes due March 31, 2022, issued prior to the Closing Date pursuant to the Existing Priority Lien Notes Indenture.

“2024 Notes” means the senior secured priority notes due December 31, 2024 issued from time to time under the 2024 Notes Indenture.

“2024 Notes Indenture” means the Indenture, dated as of the Closing Date, between the Borrower and Wilmington Trust, National Association, as Trustee (as defined therein), as the same may be amended, restated, supplemented, replaced, refinanced or otherwise modified from time to time in accordance with the Collateral Trust Agreement.

“2025 Notes” means the senior notes due March 31, 2025, issued prior to the Closing Date pursuant to the Existing Priority Lien Notes Indenture.

“A$” means the lawful currency of Australia.

“Accepting Lenders” has the meaning specified in Section 10.01(g).

“Accounting Change” means changes in accounting principles after the Closing Date required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board or, if applicable, the SEC.
“Additional Refinancing 2024 Notes” has the meaning specified in Section 7.03(a). “Additional Extensions of Credit” has the meaning specified in Section 10.01. “Administrative Agent” means JPMorgan Chase Bank, N.A., in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

“Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 10.02, or such other address or account as the Administrative Agent may from time to time notify the Borrower and the Lenders.

“Administrative Questionnaire” means an administrative questionnaire in a form supplied by the Administrative Agent.

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agent Parties” has the meaning specified in Section 10.02(c). “Aggregate Commitments” means the Commitments of all the Lenders.
“Agreement” has the meaning specified in the introductory paragraph to this Agreement.

“Alternative Currency” means each of Euro, Sterling, A$ and each other currency (other than Dollars) that is approved in accordance with Section 1.05.

“Alternative Currency Equivalent” means, at any date, with respect to any amount denominated in Dollars, the equivalent amount thereof in the applicable Alternative Currency as determined by the Administrative Agent or the applicable L/C Issuer, as the case may be, at such

2

time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of such Alternative Currency with Dollars on such date.

“Amendment No. 8 to Existing Credit Agreement” has the meaning specified in the preamble.

“Ancillary Fees” has the meaning specified in Section 10.01(i). “Anti-Corruption Laws” has the meaning specified in Section 5.17.
“Applicable Percentage” means (i) with respect to the L/C Borrowing Facility, with respect to any L/C Borrowing Lender at any time, the percentage (carried out to the ninth decimal place) of the L/C Borrowing Facility represented by such Lender’s L/C Borrowings then outstanding and (ii) with respect to the L/C Commitment Facility, with respect to any L/C Commitment Lender at any time, the percentage (carried out to the ninth decimal place) of the L/C Facility represented by such L/C Commitment Lender’s L/C Commitment at such time. If the commitment of each L/C Commitment Lender to make L/C Advances and the obligation of the L/C Issuers to make L/C Credit Extensions have been terminated pursuant to Section 8.02, or if the L/C Commitments have expired, then the Applicable Percentage of each L/C Commitment Lender in respect of the L/C Commitment Facility shall be determined based on the Applicable Percentage of such L/C Commitment Lender in respect of the Revolving Facility most recently in effect, giving effect to any subsequent assignments. There are no L/C Borrowing Lenders as of the Closing Date. The Applicable Percentage of each L/C Commitment Lender in respect of the L/C Commitment Facility as of the Closing Date is set forth opposite the name of such L/C Commitment Lender on Schedule 2.01(a).

“Applicable Rate” means a percentage per annum equal to (i) 6.00% for Eurocurrency Rate Loans and (ii) 5.00% for Base Rate Loans.

Notwithstanding the foregoing, the Applicable Rate in respect of any Class of Loans under any Refinancing L/C Borrowing Facility shall be the applicable percentages per annum set forth in the relevant agreement.

“Applicable Reserve Requirement” means, at any time, for any Eurocurrency Rate Loan, the maximum rate, expressed as a decimal, at which reserves (including any basic marginal, special, supplemental, emergency or other reserves) are required to be maintained with respect thereto against “Eurocurrency liabilities” (as such term is defined in Regulation D) under regulations issued from time to time by the Board of Governors or other applicable banking regulator. Without limiting the effect of the foregoing, the Applicable Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to
(i) any category of liabilities which includes deposits by reference to which the applicable Eurocurrency Rate or any other interest rate of a Loan is to be determined, or (ii) any category of extensions of credit or other assets which include Eurocurrency Rate Loans. A Eurocurrency Rate Loan shall be deemed to constitute Eurocurrency liabilities and as such shall be deemed subject to reserve requirements without benefits of credit for proration, exceptions or offsets that may be available from time to time to the applicable Lender. The rate of interest on

3

Eurocurrency Rate Loans shall be adjusted automatically on and as of the effective date of any change in the Applicable Reserve Requirement.

“Applicable Premium” means the greater of (x) 1.00% and (y) the excess of (a) the sum of the present values of (I) the remaining scheduled payments of interest, the Letter of Credit Fees and Commitment Fees (excluding accrued and unpaid interest and fees to the date of the applicable repayment and/or reduction) each through January 30, 2023 and (II) the principal amount of L/C Borrowings and the face amount of outstanding Letters of Credit, each at 103% on the amount to be prepaid or Cash Collateralized, as applicable, computed using a discount rate equal to the Treasury Rate as of such prepayment date (discounted to the prepayment date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months)) plus 50 basis points, over (b) the sum of (x) the outstanding aggregate amount of L/C Borrowings and (y) the face amount of the Letters of Credit to be prepaid or Cash Collateralized, as applicable; provided that, for the purposes of calculating the “Applicable Premium”, the Commitment Fees, the outstanding face value of the Letters of Credit, and the principal amount of the L/C Borrowings shall be based on such amounts outstanding as on the Business Day immediately prior to the date of such prepayment and/or reduction.

“Applicable Time” means, with respect to any payments in any Alternative Currency, a New York City time reasonably determined by the Administrative Agent or the applicable L/C Issuer, as the case may be, subject to the Administrative Agent or such L/C Issuer providing advance notice to the Borrower that such time is necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payments.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Asset Sale” means any Disposition or series of related Dispositions of property by the Borrower or any of its Restricted Subsidiaries to any Person; provided that “Asset Sale” shall exclude (x) any Disposition or series of related Dispositions with a fair market value (as reasonably determined by the Borrower in good faith) of less than $10,000,000 and (y) the sale or discount of accounts receivable arising in the ordinary course of business in connection with the compromise or collection thereof.

“Assignee Group” means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 10.06(b), and accepted by the Administrative Agent) in substantially the form of Exhibit E or any other form approved by the Administrative Agent, in accordance with Section 10.06(b).

“Attributable Indebtedness” means, on any date, in respect of any Capital Lease Obligations of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP.

4

“Auction” has the meaning specified in Section 2.19(a). “Auction Manager” has the meaning specified in Section 2.19(a).
“Auction Procedures” means the procedures for conducting any Auction set forth on Exhibit L, subject to modification as mutually determined by the Borrower and the Auction Manager and consented to by the Administrative Agent (such consent not to be unreasonably withheld or delayed).

“Audited Financial Statements” means the consolidated balance sheet of the Borrower and its Subsidiaries as at the end of the fiscal year ended December 31, 2019, and the related consolidated statements of income or operations, changes in shareholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year.

“Availability Period” means the period from and including the Closing Date to the earliest of (a) the Maturity Date and (b) the date of termination of the L/C Commitments pursuant to Section 2.06 and (c) the date of termination of the obligation of the L/C Issuers to make L/C Credit Extensions pursuant to Section 8.02.
“Available Repurchase Amount” has the meaning specified in Section 2.21(b)(i). “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, any tenor for such Benchmark or payment period for interest calculated with reference to such Benchmark, as applicable, that is or may be used for determining the length of an Interest Period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to clause (f) of Section 3.03.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Bank Guarantee” means a direct guaranty or undertaking issued for the account of the Borrower pursuant to this Agreement by an L/C Issuer in form acceptable to such L/C Issuer issued to provide credit support to the Borrower or any of its Restricted Subsidiaries.

“Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of 1% and (c) the

5

Eurocurrency Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%; provided that for the purpose of this definition, the Eurocurrency Rate for any day shall be based on the LIBO Screen Rate (or if the LIBO Screen Rate is not available for such one month Interest Period, the Interpolated Rate) at approximately 11:00 a.m. London time on such day. Any change in the Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Eurocurrency Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Eurocurrency Rate, respectively. If the Base Rate is being used as an alternate rate of interest pursuant to Section 3.03, then the Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. For the avoidance of doubt, if the Base Rate as determined pursuant to the foregoing would be less than 1.00%, such rate shall be deemed to be 1.00% for purposes of this Agreement.
“Base Rate Loan” means an L/C Borrowing that bears interest based on the Base Rate. “Benchmark” means, initially, LIBO Screen Rate; provided that if a Benchmark
Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred with respect to LIBO Screen Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (b) or clause (c) of Section 3.03.

“Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date:

(1)the sum of: (a) Term SOFR and (b) the related Benchmark Replacement Adjustment;

(2)the sum of: (a) Daily Simple SOFR and (b) the related Benchmark Replacement Adjustment;

(3)the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for dollar-denominated syndicated credit facilities at such time and (b) the related Benchmark Replacement Adjustment;

provided that, in the case of clause (1), such Unadjusted Benchmark Replacement is displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion; provided further that, notwithstanding anything to the contrary in this Agreement or in any other Loan Document, upon the occurrence of a Term SOFR Transition Event, and the delivery of a Term SOFR Notice, on the applicable Benchmark Replacement Date the “Benchmark Replacement” shall revert to and

6

shall be deemed to be the sum of (a) Term SOFR and (b) the related Benchmark Replacement Adjustment, as set forth in clause (1) of this definition (subject to the first proviso above).

If the Benchmark Replacement as determined pursuant to clause (1), (2) or (3) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement:

(1)for purposes of clauses (1) and (2) of the definition of “Benchmark Replacement,” the first alternative set forth in the order below that can be determined by the Administrative Agent:

(a)the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that has been selected or recommended by the Relevant Governmental Body for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for the applicable Corresponding Tenor;

(b)the spread adjustment (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that would apply to the fallback rate for a derivative transaction referencing the ISDA Definitions to be effective upon an index cessation event with respect to such Benchmark for the applicable Corresponding Tenor; and

(2)for purposes of clause (3) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for dollar-denominated syndicated credit facilities;

provided that, in the case of clause (1) above, such adjustment is displayed on a screen or other information service that publishes such Benchmark Replacement Adjustment from time to time as selected by the Administrative Agent in its reasonable discretion.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement or Term SOFR Transition Event, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical,

7

administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement (including any Term SOFR Transition Event) and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(1)in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and
(b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof);

(2)in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein; or

(3)in the case of a Term SOFR Transition Event, the date that is thirty (30) days after the date a Term SOFR Notice is provided to the Lenders and the Borrower pursuant to Section 3.03(c); or

(4)in the case of an Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising the Required Lenders.

For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(1)a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such

8

statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

(2)a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the NYFRB, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

(3)a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3.03 and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3.03.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“Borrower” has the meaning specified in the introductory paragraph hereto.

“Borrower L/C Commitment Participations” shall have the meaning specified in Section 10.06(j).

9

“Borrower Materials” has the meaning specified in Section 6.02.
“Borrower Participation Procedures” has the meaning specified in Section 10.06(j). “Borrowing” means an (a) L/C Borrowing, (b) a conversion of an L/C Borrowing from one Type to the other or (c) a continuation of an L/C Borrowing as Eurocurrency Rate Loans, as the context may require.

“Borrowing Notice” means a notice of (a) an L/C Borrowing or (b) a conversion of an L/C Borrowing from one Type to the other or (c) a continuation of an L/C Borrowing as Eurocurrency Rate Loans, in each case, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A.
“Building” means a Building as defined in 12 CFR Chapter III, Section 339.2. “Business Day” means (i) any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close and
(ii) with respect to all notices, determinations, fundings and payments in connection with the Eurocurrency Rate or any Eurocurrency Rate Loans, the term “Business Day” means any day which is a Business Day described in clause (i) and which is also a day for trading by and between banks in Dollar deposits in the London interbank market.

“Capital Expenditure” means any expenditure that, in accordance with GAAP, is or should be included in “purchase of property and equipment” or similar items, or which should otherwise be capitalized, reflected in the consolidated statement of cash flows of the Borrower and its Restricted Subsidiaries.

“Capital Lease Obligations” means of any Person as of the date of determination, the aggregate liability of such Person under Financing Leases reflected on a balance sheet of such Person under GAAP.

“Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing, but excluding any securities convertible into or exchangeable for shares of Capital Stock.

“Cash Collateralize” has the meaning specified in Section 2.17(a) and “Cash Collateral” shall have a correlative meaning.

“Cash Equivalents” means

(a)U.S. Government Obligations or certificates representing an ownership interest in
U.S. Government Obligations with maturities not exceeding two years from the date of acquisition,

10

(b)(i) demand deposits, (ii) time deposits and certificates of deposit with maturities of two years or less from the date of acquisition, (iii) bankers’ acceptances with maturities not exceeding two years from the date of acquisition, and (iv) overnight bank deposits, in each case with any bank or trust company organized or licensed under the laws of the United States or any state thereof (including any branch of a foreign bank licensed under any such laws) having capital, surplus and undivided profits in excess of $250,000,000 (or the foreign currency equivalent thereof) whose short-term debt is rated A-2 or higher by S&P or P-2 or higher by Moody’s,
(c)commercial paper maturing within 364 days from the date of acquisition thereof and having, at such date of acquisition, ratings of at least A-1 by S&P or P-1 by Moody’s,
(d)readily marketable direct obligations issued by any state, commonwealth or territory of the U.S. or any political subdivision thereof, in each case rated at least A-1 by S&P or P-1 by Moody’s with maturities not exceeding one year from the date of acquisition,
(e)bonds, debentures, notes or other obligations with maturities not exceeding two years from the date of acquisition issued by any corporation, partnership, limited liability company or similar entity whose long-term unsecured debt has a credit rate of A2 or better by Moody’s and A or better by S&P;
(f)investment funds at least 95% of the assets of which consist of investments of the type described in clauses (a) through (e) above (determined without regard to the maturity and duration limits for such investments set forth in such clauses, provided that the weighted average maturity of all investments held by any such fund is two years or less),
(g)fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (b) above and
(h)in the case of a Restricted Subsidiary that is a Foreign Subsidiary, substantially similar investments, of comparable credit quality, denominated in the currency of any jurisdiction in which such Person conducts business.
“Cash Flow Forecast” means a cash flow forecast for the Borrower and its Subsidiaries on a consolidated basis, broken down by weeks, covering the 13-week period following delivery thereof, in form and detail reasonably satisfactory to the Administrative Agent, which shall reflect, for the periods covered thereby, projected weekly disbursements (in line item detail), cash receipts (in line item detail), loan balances (in line item detail) and ending cash for each week covered by the Cash Flow Forecast.

“Cash Management Agreement” means any agreement evidencing Cash Management Obligations.

11

“Cash Management Bank” means any Person that (a) at the time it enters into a Cash Management Agreement, is a Lender, the Administrative Agent or an Affiliate of any of the foregoing or (b) becomes a Lender, the Administrative Agent or an Affiliate of any of the foregoing at any time after it has entered into a Cash Management Agreement.

“Cash Management Obligations” means any and all obligations of the Borrower or any Restricted Subsidiary arising out of (a) the execution or processing of electronic transfers of funds by automatic clearing house transfer, wire transfer or otherwise to or from the deposit accounts of the Borrower and/or any Restricted Subsidiary, (b) the acceptance for deposit or the honoring for payment of any check, draft or other item with respect to any such deposit accounts,
(c) any other treasury, deposit, disbursement, overdraft, and cash management services afforded to the Borrower or any Restricted Subsidiary, and (d) stored value card, commercial credit card and merchant card services.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority or (c) the making or issuance of any request or directive (whether or not having the force of law) by any Governmental Authority required to be complied with by any Lender. For purposes of this definition, (x) the Dodd-Frank Act and any rules, regulations, orders, requests, guidelines and directives adopted, promulgated or implemented in connection therewith, and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to have been adopted, issued, promulgated or implemented after the Closing Date, but shall be included as a Change in Law only to the extent a Lender is imposing applicable increased costs or costs in connection with capital adequacy and other requirements similar to those described in Sections 3.04(a) and (b) generally on other similarly situated borrowers of loans under United States credit facilities.

“Change of Control” means:

(a)an event or series of events by which any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934), directly or indirectly, of 35% or more of the equity securities of the Borrower entitled to vote for members of the board of directors or equivalent governing body of the Borrower on a fully-diluted basis; or

(b)a “Change of Control” as defined in any Priority Lien Notes Indenture, in each case, as amended, restated, modified, replaced, or refinanced from time to time.

“Class” means (i) with respect to Lenders, each of the following classes of Lenders: (a) L/C Borrowing Lenders, (b) L/C Commitment Lenders and (d) Refinancing Facility Lenders in

12

respect of each applicable series of Refinancing Loans and (ii) with respect to Loans, each of the following classes of Loans: (a) L/C Borrowings and (b) each series of Refinancing Loans.

“Closing Date” means the date on which all the conditions precedent in Section 4.01 are satisfied or waived in accordance with Section 10.01.

“Code” means the Internal Revenue Code of 1986, as amended from time to time (unless as indicated otherwise).

“Collateral” means, collectively, all of the real, personal and mixed property (including Equity Interests) in which Liens are purported to be granted pursuant to the Security Documents as security for all or any part of the Obligations (subject to exceptions contained in the Security Documents), in each case excluding any Excluded Assets.

“Collateral Questionnaire” means a certificate in form reasonably satisfactory to Administrative Agent that provides information with respect to the personal or mixed property of each Loan Party.

“Collateral Trust Agreement” means the Collateral Trust Agreement, dated April 3, 2017, as amended by Amendment No. 1 to Collateral Trust Agreement, dated as of April 11, 2018, and Amendment No. 2 to Collateral Trust Agreement, dated as of July 19, 2018, among the Borrower, the Collateral Trustee and the other parties party thereto from time to time, as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Collateral Trustee” means Wilmington Trust, National Association and its successors and assigns as priority collateral trustee and junior collateral trustee pursuant to the Collateral Trust Agreement.

“Commitment” means an L/C Commitment or corresponding commitment under another Facility, as the context may require.

“Commitment Fee Rate” shall mean a rate per annum equal to 0.50%.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended and any successor statute.
“Compliance Certificate” means a certificate substantially in the form of Exhibit D. “Consolidated EBITDA” means, as of the last day of any period, Consolidated Net
Income for such period plus, without duplication, for such period (i) consolidated interest expense, determined in accordance with GAAP; (ii) to the extent deducted in computing such Consolidated Net Income, the sum of all income, franchise or similar taxes; (iii) depreciation, depletion, amortization (including, without limitation, amortization of intangibles, deferred financing fees and any amortization included in pension or other employee benefit expenses) and all other non-cash items reducing Consolidated Net Income (including, without limitation, write-downs and impairment of property, plant, equipment and intangibles and other long-lived assets and the impact of purchase accounting) but excluding, in each case, non-cash charges in a

13

period which reflect cash expenses paid or to be paid in another period); (iv) non-recurring restructuring costs, expenses and charges, including, without limitation, all business optimization costs and expenses, facility opening, pre-opening and closing and consolidation costs and expenses, advisory and professional fees and stay and retention bonuses; (v) any expenses, costs or charges related to any equity offering, Investment permitted under Section 7.02, acquisition, disposition, recapitalization or Indebtedness permitted to be incurred by the indenture (whether or not successful); (vi) all non-recurring or unusual losses, charges and expenses (and less all non-recurring or unusual gains); (vii) all non-cash charges and expenses; (viii) any debt extinguishment costs; (ix) any amount of asset retirement obligations expenses; (x) transaction costs, fees and expenses incurred during such period in connection with any acquisition or disposition not prohibited hereunder or any issuance of debt or equity securities by the Borrower or any of its Restricted Subsidiaries, in each case, for such expenses; (xi) net after-tax losses attributable to asset sales, and net after-tax extraordinary losses; (xii) (a) mark-to-market gains (and less any mark-to-market losses) relating to any Hedging Agreements permitted hereunder and (b) any mark-to-market losses attributed to short positions in any actual or synthetic forward sales contracts relating to coal or any other similar device or instrument or other instrument classified as a "derivative" pursuant to FASB ASC Topic No. 815, Derivatives and Hedging,
(xiii) commissions, premiums, discounts, fees or other charges relating to performance bonds, bid bonds, appeal bonds, surety bonds, reclamation and completion guarantees and other similar obligations and (xiv) Transaction Costs; provided that, with respect to any Restricted Subsidiary, such items will be added only to the extent and in the same proportion that the relevant Restricted Subsidiary’s net income was included in calculating Consolidated Net Income.

“Consolidated Net Income” means, for any period, the net income (or loss) attributable to the Borrower and its Restricted Subsidiaries for that period, determined in accordance with GAAP, excluding, without duplication, (a) noncash compensation expenses related to common stock and other equity securities issued to employees, (b) extraordinary or non-recurring gains and losses, (c) income or losses from discontinued operations or disposal of discontinued operations or costs and expenses associated with the closure of any mines (including any reclamation or disposal obligations), (d) any non-cash impairment charges or asset write-off resulting from the application of ASC 320 Investments-Debt and Equity Securities, ASC 323 Investments-Equity Method and Joint Ventures, ASC 350 Intangibles—Goodwill and Other and ASC 360 Property, Plant and Equipment and any future or similar ASC standards relating to impairment, (e) net unrealized gains or losses resulting in such period from non-cash foreign currency remeasurement gains or losses, (f) net unrealized gains or losses resulting in such period from the application ASC 815 Derivatives and Hedging, in each case, for such period, (g) non-cash charges including non-cash charges due to cumulative effects of changes in accounting principles, and (h) any net income (or loss) of the Borrower or a Restricted Subsidiary for such period that is accounted for by the equity method of accounting to the extent included therein, except to the extent that any such income is received in the form of dividends or distributions or other payments that are actually received by the Borrower or a Restricted Subsidiary from any Unrestricted Subsidiary and/or Joint Venture during such period to the extent not already included therein.

“Consolidated Net Tangible Assets” means, as of any particular time, the total of all the assets appearing on the most recent consolidated balance sheet prepared in accordance with GAAP of the Borrower and the Restricted Subsidiaries as of the end of the last fiscal quarter for

14

which financial information is available (less applicable reserves and other properly deductible items) after deducting from such amount (i) all current liabilities, including current maturities of long-term debt and current maturities of obligations under capital leases (other than any portion thereof maturing after, or renewable or extendable at the option of the Borrower or the relevant Restricted Subsidiary beyond, twelve months from the date of determination); and (ii) the total of the net book values of all assets of the Borrower and its Restricted Subsidiaries properly classified as intangible assets under GAAP (including goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangible assets).

“Consolidated Net Total Debt” means, as of any date of determination, (a) the aggregate stated balance sheet amount of all Indebtedness described in clauses (a), (b), (c), (f) and (g) (with respect to Indebtedness described in clauses (a), (b), (c) and (f)) of the definition of the term “Indebtedness” of Borrower and its Restricted Subsidiaries (for the avoidance of doubt, for this purpose, letters of credit will be deemed to have a principal amount equal to the amount drawn and not reimbursed thereunder, if any) determined on a consolidated basis in accordance with GAAP, minus (b) the aggregate amount of Unrestricted Cash included in the consolidated balance sheet of Borrower and its Restricted Subsidiaries as of such date.

“Contract” has the meaning specified in the definition of Excluded Assets.

“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Controlled Subsidiary” means, with respect to any consent, waiver or right to terminate or accelerate the obligations under a Contract, any Subsidiary that the Borrower directly or indirectly Controls for purposes of the provision of such consent, waiver or exercise of such right to terminate or accelerate the obligations under such Contract.

“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.

“Copyright Security Agreement” means each Copyright Security Agreement, dated on April 3, 2017, or such other form of copyright security agreement reasonably acceptable to the Administrative Agent and the Borrower, by certain Loan Parties in favor of the Priority Collateral Trustee, for the benefit of the Secured Parties.

“Covered Party” has the meaning specified in Section 10.26.

“Credit Extension” means each of the following: (a) an L/C Borrowing and (b) an L/C Credit Extension.

15

“Credit Facilities” means one or more credit facilities (including, without limitation, the Existing Credit Facility and this Agreement) or commercial paper facilities with banks or other institutional lenders providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables) or letters of credit or issuances of debt securities evidenced by notes, debentures, bonds or similar instruments, in each case, as amended, restated, modified, renewed, refunded, replaced or refinanced (including by means of sales of debt securities) in whole or in part from time to time (and whether or not with the original administrative agent, lenders or trustee or another administrative agent or agents, other lenders or trustee).

“Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for business loans; provided, that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion.

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.
“Debt Repurchase Mandatory Offer” has the meaning specified in Section 2.21(b)(i). “Debt Repurchase Quarterly Period” has the meaning specified in Section 2.21(b)(i). “Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

“Default Rate” means (a) when used with respect to outstanding principal of and interest on the L/C Borrowings, an interest rate equal to (i) the Base Rate plus (ii) the Applicable Rate with respect to the applicable L/C Borrowings that are Base Rate Loans plus (iii) 2% per annum; provided, however, that with respect to a Eurocurrency Rate Loan, the Default Rate shall be an interest rate equal to (i) the Eurocurrency Rate otherwise applicable to such Eurocurrency Rate Loan plus (ii) the Applicable Rate with respect to the applicable L/C Borrowings plus (iii) 2% per annum; and (b) when used with respect to all other amounts, a rate equal to (i) the Base Rate plus (ii) the Applicable Rate with respect to L/C Borrowings that are Base Rate Loans plus (iii) 2% per annum.

“Defaulting Lender” means any Lender that (a) has failed to fund (i) any portion of the Loans, unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s reasonable determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied or (ii) participations in L/C

16

Obligations required to be funded by it hereunder within three Business Days of the date required to be funded by it hereunder, (b) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three Business Days of the date when due, unless the subject of a good faith dispute, (c) has been deemed insolvent or become the subject of a bankruptcy or insolvency proceeding provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender or (d) has become the subject of a Bail-In Action. A Lender that has become a Defaulting Lender because of an event referenced in this definition may cure such status and shall no longer constitute a Defaulting Lender as provided in the last paragraph of Section 2.18.

“Designated Letters of Credit” means letters of credit issued with respect to Mine reclamation, workers’ compensation and other employee benefit liabilities.

“Designated Non-Cash Consideration” means the fair market value (as reasonably determined by the Borrower in good faith) of non-cash consideration received by the Borrower or any of its Restricted Subsidiaries in connection with a Disposition that is so designated as “Designated Non-Cash Consideration” minus the amount of cash or Cash Equivalents received in connection with a subsequent sale of such Designated Non-Cash Consideration.

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) in one transaction or in a series of transactions, and whether effected pursuant to a division or otherwise, of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

“Disqualified Equity Interest” means Equity Interests that by their terms (or by the terms of any security into which such Equity Interests are convertible, or for which such Equity Interests are exchangeable, in each case at the option of the holder thereof) or upon the happening of any event (i) mature or are mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or are required to be redeemed or redeemable at the option of the holder for consideration other than Qualified Equity Interests, or (ii) are convertible at the option of the holder into Disqualified Equity Interests or exchangeable for Indebtedness, in each case of clauses (i) and (ii) prior to the date that is 91 days after the final Maturity Date hereunder, except, in the case of clauses (i) and (ii), if as a result of a change of control or asset sale, so long as any rights of the holders thereof upon the occurrence of such a change of control or asset sale event are subject to the prior payment in full of all Obligations.

“Disqualified Institution” means (i) any financial institutions, competitors and entities identified by the Borrower to the Administrative Agent by name in writing on or prior to the Closing Date in consultation with the Administrative Agent, (ii) any competitors of the Borrower or any of its Subsidiaries to the extent such competitors (A) did not operate in the markets that the Borrower and its Subsidiaries serve as of the Closing Date and (B) are identified by the

17

Borrower to the Administrative Agent and Lenders by name in writing and upon three (3) Business Days’ notice and (iii) affiliates of the foregoing that are readily identifiable solely on the basis of similarity of their names; provided that (x) “Disqualified Institutions” shall not include (i) any bona fide diversified debt fund or a diversified investment vehicle that is engaged in the making, purchasing, holding or otherwise investing in, acquiring or trading commercial loans, bonds and similar extensions of credit in the ordinary course or (ii) any Consenting Noteholders (as defined in the Transaction Support Agreement) or their easily identifiable Affiliates; (y) the Administrative Agent shall not have any responsibility for monitoring compliance with any provisions of this Agreement with respect to Disqualified Institutions and
(z) updates to the Disqualified Lender schedule shall not retroactively invalidate or otherwise affect any (A) assignments or participations made to, (B) any trades entered into with or (C) information provided to any Person, in each case, before it was designated as a Disqualified Institution. It is acknowledged and agreed by the Borrower that the identity of Disqualified Institutions will be made available to the Lenders by the Administrative Agent.

As of the Closing Date, no Persons have been identified to the Administrative Agent as Disqualified Institutions pursuant to clause (i) above.

“Dollar Equivalent” means, at any date, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in any Alternative Currency, the equivalent amount thereof in Dollars as determined by the Administrative Agent or the applicable L/C Issuer, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of Dollars with such Alternative Currency.

“Dodd-Frank Act” means the Dodd–Frank Wall Street Reform and Consumer Protection Act (Pub.L. 111-203, H.R. 4173) signed into law on July 21, 2010, as amended from time to time.

“Dollar” and “$” mean lawful money of the United States.

“Domestic Subsidiary” means any Subsidiary that is organized under the laws of the United States or any State thereof or the District of Columbia; provided, that in no event shall any such Subsidiary that is a Subsidiary of a Foreign Subsidiary be considered a “Domestic Subsidiary” for purposes of the Loan Documents.

“Early Opt-in Election” means, if the then-current Benchmark is LIBO Screen Rate, the occurrence of:

(1)a notification by the Administrative Agent to (or the request by the Borrower to the Administrative Agent to notify) each of the other parties hereto that at least five currently outstanding dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review), and

18

(2)the joint election by the Administrative Agent and the Borrower to trigger a fallback from LIBO Screen Rate and the provision by the Administrative Agent of written notice of such election to the Lenders.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Eligible Assignee” means

(a)with respect to the L/C Borrowings, (i) a Lender, (ii) an Affiliate of a Lender, (iii) an Approved Fund and (iv) any other Person (other than a natural person) approved by the Administrative Agent (such approval not to be unreasonably withheld or delayed) and (v) the Borrower, solely pursuant to and in accordance with Sections 2.19 and 2.20; and

(b)with respect to the L/C Facility, (i) an L/C Commitment Lender, (ii) an Affiliate of a L/C Commitment Lender, (iii) any other Person (other than a natural person) approved by the Administrative Agent and each L/C Issuer (such approval not to be unreasonably withheld or delayed) and (iv) the Borrower, solely pursuant to and in accordance with Sections 2.19 and 2.20;

provided, however, in each case, that no Defaulting Lender or Disqualified Institution shall be an Eligible Assignee.

“Eligible L/C Issuer” means an L/C Commitment Lender, an Affiliate of an L/C Lender or any other financial institution, in each case, that has a long term unsecured debt investment grade rating, agrees to act as an L/C Issuer hereunder and, if replacing an existing L/C Issuer, agrees to replace the existing L/C Issuer in accordance with the terms of this Agreement, including having an L/C Issuance Limit at least equal to the L/C Issuance Limit of the replaced L/C Issuer unless otherwise agreed by the Borrower.

“EMU Legislation” means the legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency.

“Environmental Laws” means any and all applicable current and future federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions or common law causes of action relating to (a) protection of the environment or to emissions,

19

discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment including ambient air, surface, water, ground water, or land, (b) human health as affected by Hazardous Materials, and (c) mining operations and activities to the extent relating to environmental protection or reclamation, including the Surface Mining Control and Reclamation Act, provided that “Environmental Laws” do not include any laws relating to worker or retiree benefits, including benefits arising out of occupational diseases.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Environmental Permits” means any and all permits, licenses, registrations, notifications, exemptions and any other authorization required under any applicable Environmental Law.

“Equity Interests” means, with respect to any Person, all of the shares of Capital Stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of Capital Stock of (or other ownership or profit interests in) such Person, and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination (but excluding any debt security that is convertible into, or exchangeable for, Equity Interests).

“ERISA” means the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time, the regulations promulgated thereunder and any successor statute.

“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) the failure to meet the minimum funding standards of Sections 412 or 430 of the Code or Sections 302 or 303 of ERISA with respect to any Pension Plan (whether or not waived in accordance with Section 412(c) of the Code or Section 302(c) of ERISA) or the failure to make by its due date a required installment under Section 430(j) of the Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan; (c) a determination that any Pension Plan is, or is expected to be, in “at risk” status (as defined in Section 430 of the Code or Section 303 of ERISA); (d) a determination that any Multiemployer Plan is, or is expected to be, in “critical” or “endangered” status under Section 432 of the Code or Section 305 of ERISA; (e) a withdrawal by the Borrower or any ERISA Affiliate from a Pension Plan subject

20

to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (f) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is insolvent; (g) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (h) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (i) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate; (j) receipt from the IRS of notice of the failure of any Pension Plan (or any other Plan intended to be qualified under Section 401(a) of the Code) to qualify under Section 401(a) of the Code, or the failure of any trust forming part of any Pension Plan to qualify for exemption from taxation under Section 501(a) of the Code; (k) the imposition of a Lien pursuant to Section 430(k) of the Code or Section 303(k) of ERISA or a violation of Section 436 of the Code with respect to any Pension Plan; or (l) the occurrence of any Foreign Plan Event.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Euro” and “EUR” means the lawful currency of the Participating Member States introduced in accordance with the EMU Legislation.

“Eurocurrency Rate” means, for any Interest Rate Determination Date with respect to an Interest Period for a Eurocurrency Rate Loan, the LIBO Screen Rate at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period; provided that if the LIBO Screen Rate shall not be available at such time for such Interest Period (an “Impacted Interest Period”) then the Eurocurrency Rate shall be the Interpolated Rate. If, at any time, the Eurocurrency Rate would be less than zero, the Eurocurrency Rate shall be deemed to be zero at such time.

“Eurocurrency Rate Loan” means an L/C Borrowing that bears interest at a rate based on the Eurocurrency Rate.

“Event of Default” has the meaning specified in Section 8.01. “Excluded Assets” means
(a)motor vehicles and other assets subject to certificates of title where the net book value of any such motor vehicle or other such asset individually is less than $1,000,000,

(b)commercial tort claims where the amount of the net proceeds claimed is less than
$1,000,000,

(c)(i) any lease, license or other written agreement or written obligation (each, a “Contract”) and any leased or licensed asset under a Contract or asset financed pursuant to a purchase money financing Contract or Capital Lease Obligation, in each case that is the direct

21

subject of such Contract (so long as such Contract is not entered into for purposes of circumventing or avoiding the collateral requirements of this Agreement), in each case only for so long as the granting of a security interest therein (x) would be prohibited by, cause a default under or result in a breach of such Contract (unless the Borrower or any Controlled Subsidiary may unilaterally waive it) or would give another Person (other than the Borrower or any Controlled Subsidiary) a right to terminate or accelerate the obligations under such Contract or to obtain a Lien to secure obligations owing to such Person (other than the Borrower or any Controlled Subsidiary) under such Contract (in each case, except to the extent any such prohibition is unenforceable after giving effect to applicable anti-assignment provisions of the UCC or other applicable law) or (y) would require obtaining the consent of any Person (other than the Borrower or any Controlled Subsidiary) or applicable Governmental Authority, except to the extent that such consent has already been obtained (but with respect to any leasehold interest that is Material Real Property, only to extent the applicable Loan Party could not obtain the required third party consent after using commercially reasonable efforts to obtain such consent (x) with respect to interests held on the Closing Date, for 90 days after the Closing Date or (y) with respect to interests acquired after the Closing Date, for 90 days after the acquisition thereof); provided that there shall be no requirement to pay any sums to the applicable lessor other than customary legal fees and administrative expenses (it is understood, for avoidance of doubt, that, without limiting the foregoing obligations of the Borrower set forth in this clause, any failure to grant a security interest in any such leasehold interest as a result of a failure to obtain a consent shall not be a Default hereunder, and, for avoidance of doubt, the Borrower and its Restricted Subsidiaries shall no longer be required to use commercially reasonable efforts to obtain any such consent after such above-mentioned time period to obtain a consent has elapsed) or such consent is unenforceable or overridden after giving effect to applicable anti-assignment provisions of the UCC or other applicable law or (ii) any asset the granting of a security interest therein in favor of the Secured Parties would be prohibited by any applicable Requirement of Law (other than any Organizational Document) (except to the extent such prohibition is unenforceable or overridden after giving effect to applicable anti-assignment provisions of the UCC or other applicable law, and in each case in respect of clause (i) and (ii) above, other than proceeds thereof, the assignment of which is expressly deemed effective under the UCC notwithstanding such prohibitions),

(d)those assets with respect to which, in the reasonable judgment of the Administrative Agent and the Borrower, the costs of obtaining or perfecting such a security interest are excessive in relation to the benefits to be obtained by the Secured Parties therefrom or would result in materially adverse tax consequences to the Borrower or its Subsidiaries as reasonably determined by the Borrower in consultation with the Administrative Agent,

(e)any Letter of Credit Rights (as defined in the UCC) (other than to the extent a Lien thereon can be perfected by filing a customary financing statement),

(f)any right, title or interest in Receivables Assets sold, pledged or financed pursuant to a Permitted Securitization Program, and all of a Subsidiary’s and any Loan Party’s rights, interests and claims under a Permitted Securitization Program,

22

(g)any real property and leasehold rights and interests in real property other than Material Real Property,

(h)any “intent-to-use” application for registration of a Trademark (as defined in the Security Agreement) filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing and acceptance of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, and

(i) (i) [reserved], (ii) if the Borrower determines in good faith that a pledge to the Priority Collateral Trustee for the benefit of the Secured Parties of 100% of the Voting Stock of Peabody Investments (Gibraltar) Limited (or any successor thereto) could reasonably result in a material tax liability to the Borrower or its Subsidiaries, the amount of Voting Stock of such Subsidiary in excess of 65% of such Voting Stock such that there is no such material tax liability, provided that the Borrower provides the Administrative Agent with written notice thereof, upon which delivery thereof such Voting Stock shall automatically deemed acknowledged by the Administrative Agent and the Collateral Agent as an “Excluded Asset”, provided further that, during the continuance of a Default or an Event of Default, the Administrative Agent and Collateral Agent shall only be deemed to acknowledge such excess as an “Excluded Asset” upon the written direction of the Required Lenders), (iii) any Equity Interests in Gibraltar Holdings, Peabody International Investments, Inc., Peabody International Holdings, LLC and each other Subsidiary, whether now owned or hereafter acquired, substantially all of the assets of which consists of Equity Interests in Gibraltar Holdings and any successor to any of the foregoing, (iv) any Equity Interests of captive insurance subsidiaries and not-for-profit subsidiaries, (v) any Equity Interests in, or assets of, any Special Purpose Receivables Subsidiary (to the extent a pledge of the Equity Interests in such Special Purpose Receivables Subsidiary is prohibited under any Permitted Securitization Program entered into by such Special Purpose Receivables Subsidiary), (vi) margin stock and (vii) any Equity Interests in any Subsidiary that is not wholly-owned by the Borrower or any Restricted Subsidiary or in a Joint Venture, if the granting of a security interest therein (A) would be prohibited by, cause a default under or result in a breach of, or would give another Person (other than the Borrower or any Controlled Subsidiary) a right to terminate, under any Organizational Document, shareholders, joint venture or similar agreement applicable to such Subsidiary or Joint Venture or (B) would require obtaining the consent of any Person (other than the Borrower or any Controlled Subsidiary), in each case in respect of sub-clauses (A) and (B) of this clause (f), after giving effect to applicable anti-assignment provisions in the UCC or other applicable law;

provided that the Collateral shall include the replacements, substitutions and proceeds of any of the foregoing unless such replacements, substitutions or proceeds also constitute Excluded Assets.

“Excluded Flood Zone Property” means any “building”, “structure” or “mobile home” situated on any Real Property (each as defined in Regulation H as promulgated under the Flood Laws) located in a special flood hazard area and such Real Property under which such building, structure or mobile home stands.

23

“Excluded Hedging Obligation” means, with respect to any Guarantor, (a) as it relates to all or a portion of the Guarantee of such Guarantor of Hedging Obligations, any Hedging Obligation if, and to the extent that, such Hedging Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guarantee of such Guarantor becomes effective with respect to such Hedging Obligation or (b) as it relates to all or a portion of the grant by such Guarantor of a security interest to secure any Hedging Obligation (or secure any Guarantee in respect thereof), any Hedging Obligation if, and to the extent that, the grant by such Guarantor of a security interest to secure such Hedging Obligation (or secure any Guarantee in respect thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the grant of such security interest becomes effective with respect to such Hedging Obligation. If a Hedging Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Hedging Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal. As used in this definition, “Hedging Obligation” shall mean, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Excluded Taxes” means, with respect to the Administrative Agent, any Lender, the L/C Issuer or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) branch profits Taxes or Taxes imposed on or measured by its overall net income (however denominated), and franchise Taxes imposed on it (in lieu of net income Taxes), in each case imposed (i) as a result of the Administrative Agent, such Lender or such L/C Issuer (or such other recipient) being organized under the laws of, or having its principal office in or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes,
(b) other than in the case of an assignee pursuant to a request by the Borrower under Section 3.06, any United States federal withholding Tax that is imposed on amounts payable to a Lender under the law applicable at the time such Lender acquires an interest in a Loan or Commitment (or designates a new Lending Office), except to the extent that such Lender (or its assignor, if any) was entitled, at the time of the designation of a new Lending Office (or assignment) to receive additional amounts from the applicable Loan Party with respect to such withholding Tax pursuant to Section 3.01(a), (c) Taxes attributable to such Lender’s failure or inability to comply with Section 3.01(e) and (d) any Taxes imposed under FATCA.

“Existing Credit Agreement” has the meaning specified in the preamble. “Existing Letters of Credit” has the meaning set forth in the recitals. “Existing Lien” has the meaning specified in Section 10.01(i).

24

“Existing Securitization Facility” means the accounts receivable securitization financing of P&L Receivables Company LLC existing as of the Closing Date, and any replacements, refinancings, amendments, restatements, renewals or extensions thereof, subject in each case to the restrictions set forth in the definition of Permitted Securitization Programs.

“Existing Priority Lien Notes Indenture” means the Indenture, dated as of February 15, 2017, between Peabody Securities Finance Corporation, a Delaware corporation, and Wilmington Trust, National Association, as Trustee (as defined therein), as amended, restated, supplemented, replaced, refinanced or otherwise modified from time to time in accordance with the Collateral Trust Agreement.
“Extended Letter of Credit” has the meaning specified in Section 2.03(a)(ii)(B). “Facility” means the L/C Commitment Facility, the L/C Borrowing Facility and/or any
Refinancing Facility, as the context may require.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.

“Federal Funds Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as the NYFRB shall set forth on its public website from time to time, and published on the next succeeding Business Day by the NYFRB as the effective federal funds rate; provided that if the Federal Funds Effective Rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

“Federal Reserve Board” means the Board of Governors of the Federal Reserve System of the United States of America.

“Fee Letter” means that certain Fee Letter by and between the Administrative Agent and the Borrower.

“Financing Lease” means any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be accounted for as a finance lease.

“First Amendment” means that certain Amendment No. 1 to Credit Agreement, dated as of the First Amendment Effective Date, by and among the Borrower, the other Reaffirming Parties (as defined therein), the Lenders party thereto and the Administrative Agent.

“First Amendment Effective Date” means March 7, 2022, the date on which the conditions set forth in the First Amendment are satisfied.

25

“First Priority” means, with respect to any Lien purported to be created in any Collateral pursuant to any Security Document, that such Lien ranks first in priority to all other Liens, other than Liens permitted under clauses (b), (c), (d), (e), (f)(i), (f)(ii), (g), (p), (s), (t) (solely to the extent such Lien is pari passu with the Liens securing the Obligations and is subject to the Collateral Trust Agreement) and (w) (solely to the extent such Lien is pari passu with the Liens securing the Obligations and is subject to the Collateral Trust Agreement) of Section 7.01.

“Flood Laws” means, collectively, (i) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statute thereto, (iii) the National Flood Insurance Reform Act of 1994 as now or hereafter in effect or any successor statute thereto, (iv) the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute thereto and (v) Biggert-Waters Flood Insurance Reform Act of 2012 as now or hereafter in effect or any successor statute thereto.

“Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to LIBO Screen Rate.

“Foreign Lender” means any Lender that is not a “United States Person” as defined in Section 7701(a)(30) of the Code.

“Foreign Plan” means any employee benefit plan, program, policy, arrangement or agreement maintained or contributed to by any Loan Party or any of their respective Subsidiaries with respect to employees employed outside the United States and paid through a non-United States payroll.

“Foreign Plan Event” means, with respect to any Foreign Plan, (a) the existence of unfunded liabilities in excess of the amount permitted under any applicable law, or in excess of the amount that would be permitted absent a waiver from a Governmental Authority, (b) the failure to make the required contributions or payments, under any applicable law, within the time permitted by Law for such contributions or payments, (c) the receipt of a notice from a Governmental Authority relating to the intention to terminate any such Foreign Plan or to appoint a trustee or similar official to administer any such Foreign Plan, or alleging the insolvency of any such Foreign Plan, (d) the incurrence of any liability by any Loan Party under applicable law on account of the complete or partial termination of such Foreign Plan or the complete or partial withdrawal of any participating employer therein, in each case, which could reasonably be expected to have a Material Adverse Effect, or (e) the occurrence of any transaction with respect to a Foreign Plan that is prohibited under any applicable law and that could reasonably be expected to result in the incurrence of any liability by any Loan Party, or the imposition on any Loan Party of any fine, excise tax or penalty with respect to a Foreign Plan resulting from any noncompliance with any applicable law, in each case which could reasonably be expected to have a Material Adverse Effect.

26

“Foreign Subsidiary” means a Subsidiary that is organized under the laws of a jurisdiction other than the United States or any State thereof or the District of Columbia and any Subsidiary thereof.

“FRB” means the Board of Governors of the Federal Reserve System of the United States.

"Fronting Fee" has the meaning specified in Section 2.03(i).

"FSHCO" means any Domestic Subsidiary formed or acquired on or after the Closing Date substantially all of the assets of which consist of the Equity Interests of one or more Foreign Subsidiaries.

“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

“Funded Debt” means, with respect to any specified Person, any indebtedness of such Person (excluding accrued expenses and trade payables), whether or not contingent;
(1)in respect of borrowed money or advances; or
(2)evidenced by loan agreements, bonds, notes or debentures or similar instruments or letters of credit (solely to the extent such letters of credit or other similar instruments have been drawn and remain unreimbursed) or, without duplication, reimbursement agreements in respect thereof.

For the avoidance of doubt, “Funded Debt” shall not include Hedging Obligations or Cash Management Obligations.

“GAAP” means generally accepted accounting principles, which are applicable to the circumstances as of the date of determination. The sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements of nongovernmental entities that are presented in conformity with GAAP in the United States, are set forth in the Financial Accounting Standards Board’s Accounting Standards Codification.

“Gibraltar Deed of Confirmation” means the Deed of Confirmation of Existing Security, dated as of January 29, 2021, between Gibraltar Holdings, Peabody Investments (Gibraltar) Limited and the Priority Collateral Trustee, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Gibraltar Holdings” means Peabody Global Holdings, LLC, or any successor entity that directly holds the Capital Stock of Peabody Investments (Gibraltar) Limited.

“Gibraltar Pledge Agreement” means the Share Charge, dated as of April 3, 2017, between Gibraltar Holdings, Peabody Investments (Gibraltar) Limited and the Priority Collateral Trustee, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

27

“Governmental Authority” means the government of the United States or any other nation, or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).
“Grantor” shall have the meaning set forth in the Collateral Trust Agreement. “Guarantee” means, as to any Person (the “guaranteeing person”), any obligation of (a)
the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to the extent the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation in order to induce the creation of such obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the “primary obligations”) of any other third Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, reimbursement obligations under letters of credit and any obligation of the guaranteeing person, whether or not contingent,
(i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or
(iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee obligation shall not include (i) indemnification or reimbursement obligations under or in respect of Surety Bonds or Designated Letters of Credit, (ii) ordinary course performance guarantees by any Loan Party of the obligations (other than for the payment of borrowed money) of any other Loan Party and (iii) endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee obligation shall be such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith. The term “Guarantee” as a verb has a corresponding meaning.

“Guarantors” means any Restricted Subsidiary that is a Domestic Subsidiary and each other Subsidiary, whether now owned or hereafter formed or acquired, that directly holds Equity Interests in Gibraltar Holdings at any time; provided, that such term shall not include (a) any Subsidiary not wholly-owned, directly or indirectly, by the Borrower to the extent (but only so long as) it is prohibited by the terms of any Contractual Obligation (including pursuant to any Organizational Documents of such Subsidiary) from guaranteeing the Secured Obligations or any other obligations or liabilities guaranteed pursuant to the terms of the Guaranty (it being understood that, for purposes of this definition, the terms of any Contractual Obligation shall be

28

deemed to prohibit such Guarantee if it would constitute a breach or default under or result in the termination of or require the consent of any Person (other than the Borrower or any Controlled Subsidiary, or the Administrative Agent or the Lenders in their respective capacities as such) under the security, agreement, instrument or other undertaking giving rise to such Contractual Obligation); provided further, that such Contractual Obligation is not and was not created in contemplation of this definition, and provided further, that this clause (a) shall not be deemed to exclude (or release) any Domestic Subsidiary which is a Guarantor in the case of a disposition of a portion of the Equity Interests in such Guarantor as a result of (i) the disposition or issuance of Equity Interests of such Domestic Subsidiary in either case to an Affiliate that is not the Borrower or a Restricted Subsidiary, (ii) any transaction entered into primarily in contemplation of such Domestic Subsidiary’s ceasing to constitute a Loan Party or (iii) the disposition or issuance of Equity Interests of such Domestic Subsidiary for materially less than the fair market value of such shares as reasonably determined by the Borrower), (b) any FSHCO, (c) any Domestic Subsidiary that is a Subsidiary of any Foreign Subsidiary; provided, however, that clauses (b) and (c) shall not apply to any Subsidiary, whether now owned or hereafter formed or acquired, that directly holds Equity Interests in Gibraltar Holdings, or (d) any Special Purpose Receivables Subsidiaries and captive insurance entities. The Guarantors as of the Closing Date are the Subsidiaries of the Borrower listed on Schedule 1.01(a). For the avoidance of doubt and notwithstanding anything herein or in any other Loan Document to the contrary, (x) no Foreign Subsidiary now owned or hereafter formed or acquired shall be a Guarantor (other than a Foreign Subsidiary hereafter formed or acquired that directly holds Equity Interests in Gibraltar Holdings) and (y) Gibraltar Holdings shall not be a Guarantor.

“Guaranty” means that certain Guaranty Agreement, dated as of the Closing Date, made by the Guarantors in favor of the Administrative Agent and the Secured Parties, substantially in the form of Exhibit F, including any supplement, accession, assumption or joinder thereto, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Hazardous Materials” means (i) any explosive or radioactive substances or wastes and
(ii)any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under, or that could reasonably be expected to give rise to liability under, any applicable Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls, urea-formaldehyde insulation, gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any coal ash, coal combustion by-products or waste, boiler slag, scrubber residue or flue desulphurization residue.

“Hedge Bank” has the meaning specified in the definition of “Secured Hedging Agreement”.

“Hedging Agreement” means (i) any interest rate swap agreement, interest rate cap agreement, interest rate future agreement, interest rate collar agreement, interest rate hedge agreement or other similar agreement or arrangement designed to protect against or mitigate interest rate risk, (ii) any foreign exchange forward contract, currency swap agreement, futures contract, option contract, synthetic cap or other agreement or arrangement designed to protect against or mitigate foreign exchange risk or (iii) any commodity or raw material, including coal, futures contract, commodity hedge agreement, option agreement, any actual or synthetic forward

29

sale contract or other similar device or instrument or any other agreement designed to protect against or mitigate raw material price risk (which shall for the avoidance of doubt include any forward purchase and sale of coal for which full or partial payment is required or received).

“Hedging Obligations” means all debts, liabilities and obligations of the Borrower or any Restricted Subsidiary in respect of any Hedging Agreement.

“Hedging Termination Value” means, in respect of any one or more Hedging Agreement, after taking into account the effect of any valid netting agreement relating to such Hedging Agreements, (a) for any date on or after the date such Hedging Agreements have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Hedging Agreements, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Hedging Agreements (which may include a Lender, the Administrative Agent or any Affiliate of a Lender or the Administrative Agent) (it being understood that any such termination values and marked-to-market values shall take into account any assets posted as collateral or security for the benefit of a party to the Hedging Agreement).

“Highest Lawful Rate” means the maximum lawful interest rate, if any, that at any time or from time to time may be contracted for, charged, or received under the laws applicable to any Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

“Honor Date” shall have the meaning specified in Section 2.03(c)(i). “IBA” shall have the meaning specified in Section 1.11.
“Impacted Interest Period” has the meaning specified in the definition of “Eurocurrency
Rate”.

“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(a)all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments (other than any obligations in respect of performance bonds bid bonds, appeal bonds, surety bonds, reclamation bonds and completion guarantees, bank guarantees and similar obligations under any Mining Law or Environmental Law or with respect to worker’s compensation benefits);

(b)all obligations of such Person arising under letters of credit, bankers’ acceptances or similar instruments issued for the account of such Person (solely to the extent such letters of credit, bankers’ acceptances or other similar instruments have been drawn and remain unreimbursed);

30

(c)net obligations of such Person under any Hedging Agreement;

(d)all obligations of such Person to pay the deferred purchase price of property or services (other than (i) trade accounts payable and accrued expenses incurred in the ordinary course of business, (ii) obligations under federal coal leases, (iii) obligations under coal leases which may be terminated at the discretion of the lessee and (iv) obligations for take-or-pay arrangements);

(e)indebtedness (excluding prepaid interest thereon) secured by a Lien on any property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

(f)Capital Lease Obligations (other than obligations in connection with the IRBs);
and

(g)all Guarantees of such Person in respect of any of the foregoing Indebtedness of any other Person (but excluding any performance and completion Guarantees of such Person);

provided that in no event shall Indebtedness include (i) asset retirement obligations or
(ii) obligations (other than obligations with respect to Indebtedness for borrowed money or other Indebtedness evidenced by loan agreements, bonds, notes or debentures or similar instruments or letters of credit (solely to the extent such letters of credit or other similar instruments have been drawn and remain unreimbursed) (or, without duplication, reimbursement agreements in respect thereof)) related to surface rights under an agreement for the acquisition of surface rights for the production of coal reserves in the ordinary course of business in a manner consistent with historical practice of the Borrower and its Subsidiaries.

The amount of any net obligation under any Hedging Agreement on any date shall be deemed to be the Hedging Termination Value thereof as of such date. The amount of any Indebtedness issued with original issue discount shall be deemed to be the face amount of such Indebtedness less the remaining unamortized portion of the original issue discount of such Indebtedness. The amount of any Capital Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date. The amount of any indebtedness of a Joint Venture secured by a Lien on property owned or being purchased by the Borrower or its Restricted Subsidiaries as of any date shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the indebtedness that is secured by such Lien and (b) the maximum amount for which the Borrower or its Restricted Subsidiaries may be liable (which may be determined with reference to the fair market value of the property securing such indebtedness as reasonably determined by the Borrower in good faith) pursuant to the terms of such indebtedness. Except as set forth in the sentence immediately above, the amount of indebtedness of any Joint Venture, which is attributable to the Borrower or any Restricted Subsidiary shall be deemed to equal the amount of indebtedness that would be attributable to the Borrower or any Restricted Subsidiary in accordance with GAAP.

31

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Indemnitees” has the meaning specified in Section 10.04(b). “Information” has the meaning specified in Section 10.07.
“Interest Payment Date” means, (a) as to any Eurocurrency Rate Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date; provided, however, that if any Interest Period exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates and (b) as to any Base Rate Loan, the last Business Day of each March, June, September and December and the Maturity Date.

“Interest Period” means, as to each Eurocurrency Rate Loan, the period commencing on the date such Eurocurrency Rate Loan is disbursed or converted to or continued as a Eurocurrency Rate Loan and ending on the date one, two, three or six months thereafter, or, if available to all Lenders making such Eurocurrency Rate Loan, twelve months thereafter (or such shorter period as may be agreed by the relevant Lenders and the Administrative Agent), as selected by the Borrower in its Borrowing Notice, or, as otherwise contemplated by the first proviso of Section 2.02(a); provided that:

(i)any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the immediately preceding Business Day;

(ii)any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (iii) below, end on the last Business Day of a calendar month; and

(iii)with respect to each Facility, no Interest Period shall extend beyond its applicable Maturity Date.

“Interest Rate Determination Date” means, with respect to any Interest Period, the date that is two Business Days prior to the first day of such Interest Period.

“Interpolated Rate” means, at any time, for any Interest Period, the rate per annum (rounded to the same number of decimal places as the LIBO Screen Rate) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the LIBO Screen Rate for the longest period for which the LIBO Screen Rate is available) that is shorter than the Impacted Interest Period; and (b) the LIBO Screen Rate for the shortest period (for which that LIBO Screen Rate is available) that exceeds the Impacted Interest Period, in each case, at such time.

32

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Capital Stock or other securities of another Person, (b) a loan, advance (excluding intercompany liabilities incurred in the ordinary course of business in connection with the cash management operations of the Borrower and its Subsidiaries) or capital contribution to, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit. For purposes of covenant compliance, the amount of any Investment shall be (i) the amount actually invested, as determined immediately prior to the time of each such Investment, without adjustment for subsequent increases or decreases in the value of such Investment minus (ii) the amount of dividends or distributions received in connection with such Investment and any return of capital and any payment of principal received in respect of such Investment that in each case is received in cash or Cash Equivalents.

“IP Rights” has the meaning specified in Section 5.18.

“IP Security Agreements” means each Copyright Security Agreement, Trademark Security Agreement and Patent Security Agreement.

“IRBs” means the City of St. Louis, Missouri Taxable Industrial Development Revenue Bonds (Peabody Energy Corporation Project), Series 2010, in an aggregate principal amount not to exceed $60,000,000, as evidenced by that certain Trust Indenture, dated as of March 1, 2011, between the City of St. Louis, Missouri and U.S. Bank, National Association, St. Louis, Missouri.

“IRS” means the United States Internal Revenue Service.

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto.

“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (as the same may be amended from time to time).

“Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by the applicable L/C Issuer and the Borrower (or any Subsidiary) or in favor the applicable L/C Issuer and relating to any such Letter of Credit.

“Joint Venture” means any Person in which the Borrower or its Subsidiaries hold an ownership interest (a) that is not a Subsidiary and (b) of which the Borrower or such Subsidiary is a general partner or a joint venturer; provided, however, that Middlemount Coal Pty Ltd shall be considered a Joint Venture for this definition.

33

“Junior Collateral Trustee” means Wilmington Trust, National Association, in its capacity as junior collateral trustee pursuant to the Collateral Trust Agreement, together with its successors and assigns in such capacity.

“Junior Lien Indebtedness” means any Indebtedness that is secured by a junior Lien to the Lien securing the Secured Obligations and that was permitted to be incurred and so secured hereunder.
“Laws” means, as to any Person, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, regulations, ordinances, codes, and determinations of arbitrators or courts or other Governmental Authorities, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“L/C Advance” means, with respect to each L/C Commitment Lender, an L/C Commitment Lender’s funding of its participation in any Unreimbursed Amount in accordance with its Applicable Percentage. All L/C Advances shall be denominated in Dollars.

“L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed in accordance with Section 2.03(c). All L/C Borrowings shall be denominated in Dollars.

“L/C Borrowing Lender” means any Person holding L/C Borrowings.

“L/C Borrowing Facility” means, at any time, the aggregate principal amount of the L/C Borrowings of all Lenders outstanding at such time.

“L/C Commitment” means, each L/C Commitment Lender’s obligation to (a) make L/C Advances on behalf of the Borrower pursuant to Section 2.03(c) and (b) purchase participations in L/C Obligations, in an aggregate principal amount at any one time outstanding under such clauses (a) and (b) not to exceed the amount as of the ~~Closing~~Second Amendment Effective Date, set forth opposite such Lender’s name on Schedule 2.01(a) under the caption “L/C Commitment”.

“L/C Commitment Lender” means any Person who provides any portion of the L/C Commitments.

“L/C Commitment Redemption Price Premium” shall have the meaning specified in Section 2.06(d)(ii).

“L/C Facility” means, at any time, the aggregate L/C Commitments at such time.

“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.

“L/C Issuance Limit” means, at the time of the issuance of a Letter of Credit by the applicable L/C Issuer, with respect to each L/C Issuer, in its capacity as an L/C Issuer, the amount set forth opposite its name on Schedule 2.01(b) (or such other amount as may be agreed to in writing by such L/C Issuer and the Borrower from time to time with prompt notice to the

34

Administrative Agent), or any other L/C Issuer, such amount as may be agreed to by such L/C Issuer and the Borrower in writing from time to time with prompt notice to the Administrative Agent.

“L/C Issuer” means JPMorgan Chase Bank, N.A., Goldman Sachs Bank USA, Credit Suisse AG, Cayman Islands Branch, Bank of Montreal, Chicago Branch, Commerce Bank, Deutsche Bank AG New York Branch and Bank of America, N.A., each in its capacity as issuer of Letters of Credit hereunder, and such other L/C Lender or L/C Lenders that agree to act as L/C Issuer at the request of the Borrower, and any successor issuer of Letters of Credit hereunder or any of their respective Affiliates, in each case in its capacity as issuer of any Letter of Credit. Each L/C Issuer may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such L/C Issuer, in which case the term “L/C Issuer” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate (it being agreed that such L/C Issuer shall, or shall cause such Affiliate to, comply with the requirements of Section 2.03 with respect to such Letters of Credit).

“L/C Obligations” means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.08. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule
3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.

“Lender” has the meaning specified in the introductory paragraph hereto and includes any
(a) L/C Commitment Lender, (b) L/C Borrowing Lender and (c) Refinancing Facility Lender.

“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent.

“Letter of Credit” means a letter of credit or Bank Guarantee issued hereunder. Letters of Credit may be issued in Dollars or in an Alternative Currency.

“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by any L/C Issuer.

“Letter of Credit Expiration Date” means December 23, 2024 (or such later date referred to in Section 2.03(a)(ii)(B)).

“Letter of Credit Fee” has the meaning specified in Section 2.03(i).

“LIBO Screen Rate” means, for any day and time, with respect to any L/C Borrowing of Eurocurrency Rate Loans for any Interest Period, the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate for Dollars for a period equal in length to such Interest Period as displayed on such day and time on pages LIBOR01 or LIBOR02 of the Reuters screen that

35

displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion, provided that if the LIBO Screen Rate shall be less than zero, such rate shall be deemed to zero for the purposes of this Agreement.

“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to Real Property, and any Financing Lease having substantially the same economic effect as any of the foregoing).

“Liquidity” means, the sum of, without duplication, (x) Unrestricted Cash of the Borrower and its Restricted Subsidiaries, (y) undrawn committed Indebtedness of the Borrower and its Restricted Subsidiaries available for use by the Borrower and its Restricted Subsidiaries for general corporate purposes or for working capital; and (z) undrawn committed amounts under any Permitted Securitization Program to the extent such amounts can be borrowed for general corporate purposes or working capital of the Borrower and its Restricted Subsidiaries; provided that, for the avoidance of doubt, a commitment to issue letters of credit, bank guarantees and/or similar extensions of credit without any accompanying commitment to extend loans shall not be deemed to be committed Indebtedness or committed amounts for purposes of this defintion.

“Loan” means an extension of credit by a Lender to the Borrower under Article II in the form of an L/C Borrowing or Refinancing Loan.

“Loan Documents” means this Agreement, the Collateral Trust Agreement, Amendment No. 1 to Collateral Trust Agreement, dated as of April 11, 2018, Amendment No. 2 to Collateral Trust Agreement, dated as of July 19, 2018, each Note, the Issuer Documents, the Fee Letter, the Guaranty, each Security Document, and all documents delivered in connection with the Secured Debt Designation.

“Loan Parties” means, collectively, the Borrower and each Guarantor.

“Management Service Agreements” means, collectively, (i) the Management Services Agreement, dated as of August 4, 2020, by and between Peabody Investments Corp. and each of the Client Companies (as defined therein) listed on the signature page thereto and (ii) the Management Services Agreement, dated as August 4, 2020, by and between Peabody Energy Australia Pty Ltd and each of the Client Companies (as defined therein) listed on the signature page thereto, in each case, as amended, modified or replaced from time to time so long as the amended, modified or new arrangements, taken as a whole at the time such arrangements are entered into, are not materially less favorable to the Borrower and its Restricted Subsidiaries than those in effect on the Closing Date.

“Material Adverse Effect” means a material adverse effect upon (a) the business, assets, operations, property or condition (financial or otherwise) of the Borrower and its Restricted Subsidiaries taken as a whole, (b) the ability of the Borrower and the Guarantors, taken as a

36

whole, to perform their payment obligations under this Agreement or the Guaranty or (c) the validity or enforceability of this or any of the other Loan Documents or the rights or remedies of the Administrative Agent, the Priority Collateral Trustee or the Lenders hereunder or thereunder.

“Material Real Property” means (a) any owned Real Property interest held by a Loan Party in an active Mine or any leasehold interest in Real Property of a Loan Party in an active Mine, (b) any Real Property owned by a Loan Party or in which a Loan Party has a leasehold interest located on a Reserve Area that has a net book value in excess of $2,500,000, and (c) any other parcel of owned Real Property held by a Loan Party (other than the types of property described in clauses (a) and (b) above) with a total net book value in excess of $2,500,000 as of the date of acquisition of such Real Property; provided that Material Real Property shall not include (x) any Real Property that is identified on Schedule 1.01(d), (y) any leasehold interests of a Loan Party in commercial Real Property constituting offices of the Borrower and its Subsidiaries or (z) any Excluded Flood Zone Property; provided that the aggregate total net book value of all Excluded Flood Zone Property acquired after April 11, 2018 does not exceed
$25,000,000 in the aggregate as of the date of determination; provided further that, any future coal reserve or access to a coal reserve (x) that is owned by a Loan Party or in which a Loan Party has a leasehold interest and (y) that is located adjacent to, contiguous with, or in close proximity to, both geographically and geologically (according to reasonable standards used in the mining industry) an active Mine or Reserve Area, may, in the reasonable discretion of the Administrative Agent (in consultation with the Borrower) and by notice to the Collateral Trustee, be deemed part of an active Mine or Reserve Area and, as a result, a “Material Real Property” in the future. For purposes of this definition of “Material Real Property,” net book value shall be based on aggregated net book value of tracts that are located adjacent to, contiguous with or in close proximity, both geographically and geologically (according to reasonable standards used in the mining industry), with each other.

“Maturity Date” means December 31, 2024 (and, with respect to a Refinancing Facility, the date on which such Refinancing Facility shall become due and payable in full hereunder, as specified in the applicable amendment hereto); provided, however, that, if such date is not a Business Day, the Maturity Date shall be the preceding Business Day.

“Mine” means any excavation or opening into the earth in the United States now and hereafter made from which coal or other minerals are or can be extracted on or from any of the Real Property in which any Loan Party holds an ownership, leasehold or other interest.
“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto. “Mortgage” means any mortgages, deeds of trust or similar document (including any fixture filings whether recorded as part of such mortgages or deeds of trust or as separate instruments to the extent necessary in any particular state), substantially in the form of Exhibit J attached to the Existing Credit Agreement on the Seventh Amendment Effective Date or any such other form reasonably acceptable to the Administrative Agent and the Borrower.

“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes or is obligated to

37

make contributions, or during the preceding five plan years, has made or been obligated to make contributions.

“New Gibraltar Pledge Agreement” means the Share Charge, dated as of January 29, 2021, between Gibraltar Holdings, Peabody Investments (Gibraltar) Limited, and the Priority Collateral Trustee, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Net Proceeds” means, with respect to any Disposition pursuant to Section 7.05(k), the sum of (a) cash and Cash Equivalents actually received by the Borrower or any Restricted Subsidiary in connection with such Disposition (including any cash received by way of deferred payment (excluding, for avoidance of doubt, royalty payments customary in the mining industry) pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) minus (b) solely with respect to Dispositions of assets not constituting Collateral, the sum of (i) (A) the principal amount, premium or penalty, if any, interest and other amounts of any Indebtedness that is secured by such asset and that is required to be repaid in connection with such Disposition (other than Indebtedness under the Loan Documents or other Priority Lien Obligations) or (B) any other required debt payments or required payments of other obligations relating to the Disposition, in each case, with the proceeds thereof, (ii) the reasonable or customary out-of-pocket fees and expenses incurred by the Borrower or its Restricted Subsidiaries in connection with such Disposition (including attorneys’ fees, accountants’ fees, investment banking fees, real property related fees and charges and brokerage and consultant fees), (iii) all Taxes required to be paid or accrued or reasonably estimated to be required to be paid or accrued as a result thereof, (iv) in the case of any Disposition by a non-wholly-owned Restricted Subsidiary or non-wholly-owned Unrestricted Subsidiary, the pro rata portion of the Net Proceeds thereof (calculated without regard to this clause (iv)) attributable to minority or other third party interests and not available for distribution to or for the account of the Borrower or a wholly-owned Restricted Subsidiary as a result thereof and (v) the amount of any reasonable reserve established in accordance with GAAP against any adjustment to the sale price or any liabilities (x) related to any of the applicable assets and (y) retained by the Borrower or any Subsidiary including, without limitation, pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations (however, the amount of any subsequent reduction of such reserve (other than in connection with a payment in respect of any such liability) shall be deemed to be Net Proceeds of such Disposition occurring on the date of such reduction).

“Non-Recourse Debt” means Indebtedness (a) as to which neither the Borrower nor any of its Restricted Subsidiaries (i) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness) other than a non-recourse pledge of the Equity Interests of any Unrestricted Subsidiary to the extent such Equity Interests do not constitute Collateral, (ii) is directly or indirectly liable (as a guarantor or otherwise) other than by virtue of a non-recourse pledge of the Equity Interests of any Unrestricted Subsidiary to the extent such Equity Interests do not constitute Collateral, or (iii) constitutes the lender; (b) no default with respect to which (including any rights that the holders thereof may have to take enforcement action against any Unrestricted Subsidiary) would permit (upon notice, lapse of time or both) any holder of any other Indebtedness (other than the Obligations) of the Borrower or any of its Restricted Subsidiaries to declare a default on such other Indebtedness or cause the

38

payment thereof to be accelerated or payable prior to its stated maturity; and (c) as to which the lenders thereunder will not have any recourse to the Capital Stock or assets of the Borrower or any of its Restricted Subsidiaries (other than solely the Equity Interests of any Unrestricted Subsidiary to the extent such Equity Interests do not constitute Collateral).

“Note” means a promissory note made by the Borrower in favor of a Lender and its registered assigns evidencing L/C Borrowings made by such Lender, substantially in the form of Exhibit C.

“NYFRB” means the Federal Reserve Bank of New York.

“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received by the Administrative Agent from a federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates as so determined be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“NYFRB’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source.

“Obligations” means (i) all advances to, and debts, liabilities and obligations (other than, for the avoidance of doubt, Hedging Obligations or Cash Management Obligations) of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding and (ii) any TSA Obligations owing to any Secured Party.

“Open Market Purchase” has the meaning specified in Section 2.20(a).

“Organizational Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-US jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Other Connection Taxes” means with respect to the Administrative Agent, any Lender, the L/C Issuer or any other recipient of any payment to be made by or on account of any

39

obligation of the Borrower hereunder, Taxes imposed as a result of a present or former connection between such party and the jurisdiction imposing such Tax (other than connections arising solely from the Administrative Agent or such Lender or such L/C Issuer (or such other recipient) having executed, delivered, become a party to, or performed its obligations or received a payment under, or enforced, received or perfected a security interest under, or engaged in any other transaction pursuant to this Agreement, any Note or any other Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means all present or future stamp, court, intangible, recording, filing, or documentary taxes or any other similar Taxes arising from any payment made hereunder or under any other Loan Document or from the execution, delivery, enforcement or registration of, from the receipt or perfection of a security interest under or otherwise with respect to, this Agreement or any other Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment pursuant to Section 10.13).

“Outstanding Amount” means (a) with respect to L/C Borrowings (including, without limitation, Refinancing Loans), on any date, the aggregate outstanding principal amount thereof after giving effect to any prepayments or repayments of such L/C Borrowings (including, without limitation, Refinancing Loans) occurring on such date, and (b) with respect to any L/C Obligations on any date, the Dollar Equivalent amount of the aggregate outstanding amount of L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by the Borrower of Unreimbursed Amounts.

“Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight Eurocurrency Rate borrowings by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB as set forth on its public website from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate.

“Participant” has the meaning specified in Section 10.06(d). “Participant Register” has the meaning specified in Section 10.06(d).
“Patent Security Agreement” means the Patent Security Agreement, dated April 3, 2017, or such other form of patent security agreement reasonably acceptable to the Administrative Agent and the Borrower, by certain Loan Parties in favor of the Priority Collateral Trustee, for the benefit of the Secured Parties, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.
“Participating Member State” means each state so described in any EMU Legislation. “PATRIOT Act” means the USA PATRIOT Act (Title III of Pub. L. 107-56), as amended.

“Payment in Full” means, the time at which no Lender or L/C Issuer shall have (a) any Commitments, any Loan or other Obligations unpaid, unsatisfied or outstanding (other than in respect of contingent obligations, indemnities and expenses related thereto that are not then

40

payable or in existence) and (b) Letters of Credit outstanding that (i) have not been Cash Collateralized in a manner reasonably satisfactory or (ii) have not had other arrangements made with respect to them that are reasonably satisfactory, in each case, to the applicable L/C Issuer.

“PBGC” means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA, or any successor thereto.

“Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Section 412 of the Code or Title IV of ERISA and is sponsored or maintained by the Borrower or any ERISA Affiliate or to which the Borrower or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five plan years.

“Permitted Amendments” means, with respect to any Facility, an extension of the maturity date of any Loan and/or any Commitments in respect of such Facility by the Accepting Lenders and, in connection therewith, (a) any change in the Applicable Rate with respect to the applicable Loans and/or Commitments of the Accepting Lenders and/or the payment of additional fees (including rate floor, OID, upfront fees or other fees) to the Accepting Lenders (such change and/or payments to be in the form of cash, Equity Interests or other property as agreed by the Borrower and the Accepting Lenders to the extent not prohibited by this Agreement, excluding Section 2.13), (b) the repayment in full on the maturity date of such Facility of the non-extended Loans thereunder and other amounts owing to each of the Lenders who are not Accepting Lenders, (c) to the extent that such Facility is the L/C Borrowing Facility, any change in the amortization schedule and any prepayment premiums with respect to the applicable Loans of the Accepting Lenders, so long as a weighted average life of the extended L/C Borrowings is no shorter than that of the L/C Borrowings under such Facility prior to such extension, (d) no repayment of any extended Loans shall be permitted unless such repayment is accompanied by an at least pro rata repayment of all earlier maturing non-extended Loans of such Facility (including previously extended Loans) (or all earlier maturing Loans shall otherwise be or have been terminated and repaid in full) and (e) any other change in terms from the Facility so long as (i) they apply after the non-extended maturity date of such Facility or (ii) the non-Accepting Lenders receive the benefit of any such terms that are more restrictive to the Borrower and its Restricted Subsidiaries (it being understood that the benefit of such more restrictive terms may be provided to the non-Accepting Lenders without their consent) as certified by a Responsible Officer of the Borrower in good faith.

“Permitted Asset Swap” means the substantially concurrent purchase and sale, trade-in or exchange of equipment, real property or any other property of a nature or type that is used or useful in a Similar Business or a combination of such equipment, real property or any other property and cash or Cash Equivalents between the Borrower or any of its Restricted Subsidiaries and another Person; provided that the fair market value of the equipment, real property or any other property received is at least as great as the fair market value of the equipment, real property or other property being traded-in or exchanged as determined by the Borrower reasonably and in good faith; provided that any shortfall may be treated as an

41

Investment and shall constitute an Investment for purposes of calculating compliance with Section 7.02.

“Permitted Real Estate Encumbrances” means the following encumbrances which do not, in any case, individually or in the aggregate, materially detract from the value of any Mine subject thereto or interfere with the ordinary conduct of the business or operations of any Loan Party as presently conducted on, at or with respect to such Mine and as to be conducted following the Closing Date: (a) encumbrances customarily found upon real property used for mining purposes in the applicable jurisdiction in which the applicable real property is located to the extent such encumbrances would be permitted or granted by a prudent operator of mining property similar in use and configuration to such real property (e.g., surface rights agreements, wheelage agreements and reconveyance agreements); (b) rights and easements of (i) owners of undivided interests in any of the real property where the applicable Loan Party or Subsidiary owns less than 100% of the fee interest, (ii) owners of interests in the surface of any real property where the applicable Loan Party or Subsidiary does not own or lease such surface interest, (iii) lessees, if any, of coal or other minerals (including oil, gas and coal bed methane) where the applicable Loan Party or Subsidiary does not own such coal or other minerals, and (iv) lessees of other coal seams and other minerals (including oil, gas and coal bed methane) not owned or leased by such Loan Party or Subsidiary; (c) with respect to any real property in which the Borrower or any Restricted Subsidiary holds a leasehold interest, terms, agreements, provisions, conditions, and limitations (other than royalty and other payment obligations which are otherwise permitted hereunder) contained in the leases granting such leasehold interest and the rights of lessors thereunder (and their heirs, executors, administrators, successors, and assigns), subject to any amendments or modifications set forth in any landlord consent delivered in connection with a Mortgage; (d) farm, grazing, hunting, recreational and residential leases with respect to which the Borrower or any Restricted Subsidiary is the lessor encumbering portions of the real properties to the extent such leases would be granted or permitted by, and contain terms and provisions that would be acceptable to, a prudent operator of mining properties similar in use and configuration to such real properties; (e) royalty and other payment obligations to sellers or transferors of fee coal or lease properties to the extent such obligations constitute a lien not yet delinquent; (f) rights of others to subjacent or lateral support and absence of subsidence rights or to the maintenance of barrier pillars or restrictions on mining within certain areas as provided by any mining lease, unless in each case waived by such other person; and (g) rights of repurchase or reversion when mining and reclamation are completed.

“Permitted Refinancing Increase” means, with respect to the Refinancing of any Indebtedness, an amount equal to (a) any premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such Refinancing, (b) any unpaid accrued interest on the Indebtedness being Refinanced, and (c) any existing commitments unutilized under the Indebtedness being Refinanced.

“Permitted Refinancing Indebtedness” mean any Indebtedness issued in exchange for, or the net proceeds of which are used to, extend, refinance, renew, replace, defease or refund (collectively, to “Refinance”), the Indebtedness being Refinanced (or previous refinancings thereof constituting Permitted Refinancing Indebtedness); provided that (a) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so Refinanced (plus

42

any Permitted Refinancing Increase in respect of such Refinancing), (b) such Permitted Refinancing Indebtedness shall have the same obligors and same guarantees as, and be secured on a pari passu basis with, the Indebtedness so Refinanced (provided that the Permitted Refinancing Indebtedness may be subject to lesser guarantees or be unsecured or the Liens securing the Permitted Refinancing Indebtedness may rank junior to the Liens securing the Indebtedness so Refinanced) and, to the extent applicable, the Borrower shall have satisfied the requirements of Section 3.8 of the Collateral Trust Agreement with respect to such Permitted Refinancing Indebtedness, (c) the maturity date is later than or equal to, and the weighted average life to maturity of such Permitted Refinancing Indebtedness is greater than or equal to, in each case, that of the Indebtedness being Refinanced, (d) if the Indebtedness so Refinanced is subordinated in right of payment to the Obligations, then such Permitted Refinancing Indebtedness, by its terms or by the terms of any agreement or instrument pursuant to which it is outstanding, is expressly made subordinate in right of payment to the Obligations at least to the extent that the Indebtedness so Refinanced is subordinated to the Obligations and (e) the terms and conditions of any Permitted Refinancing Indebtedness, taken as a whole, are not materially less favorable to the Loan Parties than the terms and conditions of the Indebtedness that is being Refinanced.

“Permitted Securitization Programs” means (a) the Existing Securitization Facility and
(b)any receivables securitization program pursuant to which the Borrower or any of its Subsidiaries sells receivables and interests in Receivables Assets, which are non-recourse (except for representations, warranties, covenants, repurchase obligations and indemnities, in each case, that are reasonably customary for a seller or servicer of assets transferred in connection with such a facility) to the Borrower and the Restricted Subsidiaries providing for the sale, conveyance or contribution to capital of Receivables Assets to Special Purpose Receivables Subsidiary; provided, that the aggregate principal amount outstanding of any Permitted Securitization Program shall not exceed the greater of $250,000,000 and 6.5% of Consolidated Net Tangible Assets.

“Permitted Wilpinjong Amendment” means, without the consent of the Lenders, any amendments to reflect any changes necessary to give effect to a Wilpinjong Mandatory Offer in accordance with its terms and pursuant to the Wilpinjong Term Loan Agreement, in form reasonably satisfactory to the Administrative Agent and the Borrower.
“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“PIC Intercompany Loan Agreement” means that certain Loan Agreement, dated as of April 11, 2012, among Peabody Investments Corp., as lender, and Peabody Energy Australia Pty Ltd, as borrower, with respect to advances made from time to time thereunder.

“PIC Intercompany Note” means that certain Promissory Note, dated as of April 3, 2017, evidencing the advances made pursuant to the PIC Intercompany Loan Agreement.

“Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) established by the Borrower or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, by any ERISA Affiliate.

43

“Platform” has the meaning specified in Section 6.02.
“Pledged Intercompany Indebtedness” has the meaning specified in Section 7.03(f).
“Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the
“Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective.
“Priority Collateral Trustee” means Wilmington Trust, National Association, in its capacity as priority collateral trustee pursuant to the Collateral Trust Agreement, together with its successors and assigns in such capacity.
“Priority Lien” means a Lien granted, or purported to be granted, by a Security Document to the Priority Collateral Trustee, at any time, upon any property of the Borrower, Pledgor or any Grantor to secure Priority Lien Obligations.

“Priority Lien Documents” means the Loan Documents, the Priority Lien Security Documents and the definitive documentation governing the Existing Credit Agreement, the Existing Priority Lien Notes Indenture, the Existing Priority Lien Notes, the 2024 Notes Indenture, and the 2024 Notes, and any other indenture, credit agreement or other agreement pursuant to which any Priority Lien Indebtedness is incurred and the Priority Lien Security Documents.

“Priority Lien Indebtedness” means:

(1)the 2024 Notes and the related guarantees thereof;

(2)Funded Debt in existence on the Closing Date under the Existing Credit Agreement;

(3)Funded Debt in existence on the Closing Date under the Existing Priority Lien Notes Indenture;

(4)Funded Debt incurred on the Closing Date hereunder;

(5)any Funded Debt hereafter incurred under the Existing Credit Facility or hereunder that is permitted to be incurred and secured subject to the Collateral Trust Agreement;

(6)any Funded Debt (including Additional Notes (as defined in the 2024 Notes Indenture) or under any Credit Facilities) that is secured by a Priority Lien and that is permitted to be incurred and permitted to be secured subject to the Collateral Trust Agreement;

44

provided, that, in the case of the Funded Debt referred to in clauses (5) and (6);

(a)on or before the date on which such Funded Debt is incurred, such Funded Debt is designated by the Borrower as “Priority Lien Debt” under the Collateral Trust Agreement pursuant to the procedures set forth in the Collateral Trust Agreement; provided, that no Funded Debt may be designated as both Priority Lien Indebtedness and Junior Lien Indebtedness;

(b)unless such Funded Debt is issued under an existing Secured Debt Document (as defined in the Collateral Trust Agreement) for any Series of Priority Lien Indebtedness whose Secured Debt Representative is already party to the Collateral Trust Agreement, the Priority Lien Representative for such Funded Debt executes and delivers a Collateral Trust Joinder in accordance with the terms of the Collateral Trust Agreement; and

(c)all other relevant requirements set forth in the Collateral Trust Agreement are complied with.

“Priority Lien Notes Indenture” means, collectively, (a) the Existing Priority Lien Notes Indenture and (b) the 2024 Notes Indenture.

“Priority Lien Obligations” means the Priority Lien Indebtedness and all other Obligations in respect of Priority Lien Indebtedness and any indemnification obligations under the Transaction Support Agreement (subject to the limitations set forth therein), including without limitation any post-petition interest whether or not allowable, together with all Hedging Obligations and Cash Management Obligations and guarantees of any of the foregoing.

“Priority Lien Representative” means the trustee, agent or representative of the holders of such Series of Priority Lien Indebtedness who maintains the transfer register for such Series of Priority Lien Indebtedness and is appointed as a representative of the Priority Lien Indebtedness (for purposes related to the administration of the Security Documents) pursuant to the credit agreement or other agreement governing such Series of Priority Lien Indebtedness, and who has executed a Collateral Trust Joinder, together with any successor in such capacity.

“Priority Lien Security Documents” means all security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, collateral agency agreements, control agreements or other grants or transfers for security executed and delivered by the Borrower, a Pledgor or any Guarantor creating (or purporting to create) a Lien upon Collateral in favor of the Collateral Trustee, for the benefit of any Priority Lien Secured Parties, in each case, as amended, modified, renewed, restated or replaced, in whole or in part, from time to time, in accordance with the Collateral Trust Agreement.

“Priority Lien Secured Parties” means the holders of Priority Lien Obligations, each Priority Lien Representative and the Collateral Trustee.

“Production Payments” means with respect to any Person, all production payment obligations and other similar obligations with respect to coal and other natural resources of such Person that are recorded as a liability or deferred revenue on the financial statements of such Person in accordance with GAAP.

45

“Pro Forma Basis” means, for purposes of calculating the financial covenant set forth in Section 7.11, Consolidated Net Tangible Assets, in Section 6.13 or any other test that is based on satisfying a financial ratio or metric, that with respect to any acquisition or disposition (in each case, that would be included in a Pro Forma Basis calculation pursuant to Section 1.03(c)), such acquisition or disposition shall be deemed to have occurred as of the first day of the most recent four fiscal quarter period preceding the date of such acquisition or disposition for which the Borrower has delivered financial statements pursuant to Section 6.01. In connection with the foregoing, (a) with respect to any such acquisition, income statement items attributable to the Person or property or assets acquired shall be included to the extent relating to any period applicable in such calculations to the extent (i) such items are not otherwise included in such income statement items for the Borrower and its Restricted Subsidiaries in accordance with GAAP or in accordance with any defined terms set forth in Section 1.01, (ii) such items are supported by financial statements or other information reasonably satisfactory to the Administrative Agent and (iii) any Indebtedness incurred or assumed by the Borrower or any Subsidiary (including the Person, property or assets acquired) in connection with such acquisition and any Indebtedness of the Person, property or assets acquired which is not retired in connection with such acquisition (A) shall be deemed to have been incurred as of the first day of the most recent four fiscal quarter period preceding the date for such acquisition and (B) if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the most recent four fiscal quarter period preceding the date of such acquisition for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination; and (b) with respect to any such disposition, income statement items attributable to the Person or property or assets being disposed of shall be excluded to the extent relating to any period applicable in such calculations in accordance with the foregoing principles applicable to acquisitions, mutatis mutandis.

“Properties” has the meaning specified in Section 5.09(a).

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

“QFC Credit Support” has the meaning specified in Section 10.26.

“Qualified Equity Interests” means all Equity Interests of a Person other than Disqualified Equity Interests.

“Real Property” means, collectively, all right, title and interest (including any leasehold or mineral estate) in and to any and all parcels of real property owned, leased, licensed, used or operated whether by lease, license or other use or occupancy agreement, including but not limited to, coal leases and surface use agreements, together with, in each case, all improvements and appurtenant fixtures (including all conveyors, preparation plants or other coal processing facilities, silos, shops and load out and other transportation facilities), access rights, easements and other property and rights incidental to the ownership, lease or operation thereof, including but not limited to, access rights, water rights and extraction rights for minerals, any

46

improvements thereon and real property rights and interests appurtenant thereto, including, in each case, title or rights to surface and/or coal, coal products, methane gas, and other minerals that are or may be extracted from such Real Property (whether or not characterized as “as-extracted Collateral” or “inventory” under the UCC).

“Receivables Assets” means any receivable (whether constituting an account, chattel, paper, instrument or general intangible) from time to time originated, acquired or otherwise owned by the Borrower or any Subsidiary, including, with respect to any receivable:

(a)all of a Subsidiary’s and any Loan Party’s interest in any goods (including returned goods) to the extent related to such receivable, and documentation of title evidencing the shipment or storage of any such goods (including any such returned goods),

(b)all instruments and chattel paper that may evidence such receivable (and to the extent they do not evidence any asset that is not a receivable),

(c)all other security interests or liens and property subject thereto from time to time purporting to secure payment of such receivable, whether pursuant to the contract related to such receivable or otherwise, together with all UCC financing statements or similar filings related thereto,

(d)solely to the extent applicable to such receivable, the rights, interests and claims under the contracts and all guarantees, indemnities, insurance and other agreements (including the related contract) or arrangements of whatever character from time to time supporting or securing payment of such receivable or otherwise relating to such receivable whether pursuant to the contract related to such receivable or otherwise,

(e)all funds that are received or deemed received by a Loan Party or a Subsidiary in payment of any amounts owed in respect of such receivable (including, without limitation, purchase price, finance charges, fees, interest and all other charges) or are applied to amounts owed in respect of such receivable (including, without limitation, insurance payments and net proceeds of sale or other disposition of repossessed goods or other collateral or property of the related obligor or any other person directly or indirectly liable for the payment of any such receivable and available to be applied thereon),

(f)the lock-box accounts designated solely as the accounts to receive the proceeds of such receivables and all amounts on deposit therein, and all certificates and instruments, if any, from time to time evidencing such lock-box accounts and amounts on deposit therein,

(g)all monies due or to become due with respect to any of the foregoing,

(h)all collections, proceeds and products of any of the foregoing, as defined in the UCC, that are received or are receivable by a Loan Party or a Subsidiary, and

(i)all books and records to the extent related to any of the foregoing Receivables
Assets.

47

For the avoidance of doubt, Receivables Assets shall exclude any intercompany receivables, including, without limitation, amounts owing under the PIC Loan Agreement and the PIC Intercompany Note.
“Redemption Price Premium” shall have the meaning specified in Section 2.05(d)(ii). “Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is the LIBO Screen Rate, 11:00 a.m. (London time) on the day that is two London banking days preceding the date of such setting, and (2) if such Benchmark is not the LIBO Screen Rate, the time determined by the Administrative Agent in its reasonable discretion.

“Refinance” has the meaning specified in the definition of Permitted Refinancing Indebtedness.

“Refinancing L/C Facility” has the meaning specified in Section 2.16(a). “Refinancing L/C Borrowing Facility” has the meaning specified in Section 2.16(a). “Refinancing L/C Commitment Facility” has the meaning specified in Section 2.16(a). “Refinancing Facility Effective Date” has the meaning specified in Section 2.16(a). “Refinancing Facility Lender” means any Person who provides a Refinancing Facility.
“Refinancing Loan” means, with respect to any Refinancing L/C Borrowing Facility, an L/C Borrowing under such Refinancing L/C Borrowing Facility.

“Refinancing Notes” has the meaning specified in Section 7.03(n). “Register” has the meaning specified in Section 10.06(c).
“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, attorneys and advisors of such Person and of such Person’s Affiliates.

“Related Party Transaction” has the meaning specified in Section 7.08.

“Relevant Governmental Body” means the Federal Reserve Board or the NYFRB, or a committee officially endorsed or convened by the Federal Reserve Board or the NYFRB, or any successor thereto.

“Remaining 2022 Notes” has the meaning specified in Section 7.03(a).

“Remaining 2022 Notes Excess Repayment” has the meaning specified in Section 2.05(b).

48

“Renewable Commitment Reduction Date” shall mean (i) the last Business Day of each June and (ii) the last Business Day of each December, in each case occurring after the Second Amendment Effective Date.

“Renewable Commitment Reduction Date Amount” shall mean, with respect to any Renewable Commitment Reduction Date, the greater of (x) $5,000,000 and (y) the amount of Investments made pursuant to Section 7.02(n) during the six-month period ending on each such Renewable Commitment Reduction Date.

“Renewable Energy Projects” means any type of (a) electricity generation that does not directly emit carbon dioxide, solely in the form of solar or wind, and (b) storage of electric energy facilitating the integration of the foregoing sources of generation, in each case using technology that has a documented track record of being used in a commercial power project (excluding proof-of-concept or prototype- piloting projects) that has achieved commercial operations in the past ten years.

“Renewable Investment Reserve Amount” has the meaning specified in Section 2.06(b)(iii).
“Renewable Investment Reserve Return” has the meaning specified in Section 2.14. “Renewable JV” means a Joint Venture formed solely for the purpose of engaging in the development, ownership and maintenance of Renewable Energy Projects.
“Renewable L/C Obligation” means debts, liabilities and obligations (whether absolute or contingent, due or to become due) of the Borrower or its Restricted Subsidiaries arising under letters of credit, bankers’ acceptances or similar instruments (whether or not such letters of credit, bankers’ acceptances or other similar instruments have been drawn and remain unreimbursed) or in respect of performance bonds bid bonds, appeal bonds, surety bonds, reclamation bonds and completion guarantees, bank guarantees and similar obligations under any Environmental Law or with respect to worker’s compensation benefits issued for the account of, or created, incurred, assumed or guaranteed for the benefit of, any Renewable JV.

“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived.

“Request for Credit Extension” means (a) with respect to a conversion or continuation L/C Borrowings, a Borrowing Notice and (b) with respect to an L/C Credit Extension, a Letter of Credit Application.

“Required Facility Lenders” means, as of any date of determination, with respect to any Facility, Lenders under such Facility holding more than 50% of the Total Outstandings (and, if such Facility is a L/C Commitment Facility, aggregate unused L/C Commitments) with respect to such Facility; provided (a) if such Facility is a L/C Commitment Facility, the aggregate amount of each L/C Commitment Lender’s risk participation and funded participation in L/C Obligations shall be deemed “held” by such L/C Commitment Lender for purposes of this definition and (b) the unused Commitment of, and the portion of such Total Outstandings held or deemed held by or participated by, (x) any Defaulting Lender or (y) any of the Borrower or its

49

Affiliates pursuant a Borrower L/C Commitment Participation shall be excluded from both the numerator and the denominator for purposes of making a determination of Required Facility Lenders.

“Required L/C Commitment Lenders” means, as of any date of determination, L/C Commitment Lenders holding more than 50% of the sum of the (a) Total L/C Commitment Outstandings (with the aggregate amount of each L/C Commitment Lender’s risk participation and funded participation in L/C Obligations being deemed “held” by such Revolving Lender for purposes of this definition) and (b) aggregate unused L/C Commitments; provided that the unused Commitment of, and the portion of the Total Outstandings held or deemed held by or participated by, (x) any Defaulting Lender or (y) any of the Borrower or its Affiliates pursuant a Borrower L/C Commitment Participation shall be excluded from both the numerator and the denominator for purposes of making a determination of Required Lenders.

“Required Lenders” means, as of any date of determination, Lenders holding more than 50% of the sum of the (a) Total Outstandings (with the aggregate amount of each L/C Commitment Lender’s risk participation and funded participation in L/C Obligations being deemed “held” by such Revolving Lender for purposes of this definition) and (b) aggregate unused L/C Commitments; provided that the unused Commitment of, and the portion of the Total Outstandings held or deemed held by or participated by, (x) any Defaulting Lender or (y) any of the Borrower or its Affiliates pursuant a Borrower L/C Commitment Participation shall be excluded from both the numerator and the denominator for purposes of making a determination of Required Lenders.

“Requirement of Law” means as to any Person, the Organizational Documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Reserve Area” means (a) the Real Property owned by any Loan Party or in which a Loan Party has a leasehold interest that is part of the areas listed on Schedule 1.01(e) as of the Closing Date and (b) any Real Property constituting coal reserves or access to coal reserves owned by any Loan Party or in which a Loan Party has a leasehold interest, acquired after the Closing Date, that is not an active Mine.

“Reserve Reimbursement Amount Reduction” shall have the meaning specified in Section 2.03(c)(i).

“Responsible Officer” means the chief executive officer, president, vice president, treasurer, secretary or assistant secretary of the Borrower or any applicable Subsidiary and, in addition, any Person holding a similar position or acting as a director or managing director with respect to any Foreign Subsidiary of the Borrower or, with respect to financial matters, the president, chief financial officer, treasurer or assistant treasurer of the Borrower.

“Restricted Payment” means (a) any dividend or other distribution (whether in cash, securities or other property) by the Borrower or any Restricted Subsidiary with respect to its Capital Stock, or any payment (whether in cash, securities or other property) by the Borrower or

50

any Restricted Subsidiary, including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any of its Capital Stock, or on account of any return of capital to its stockholders, partners or members (or the equivalent Person thereof) and (b) any payment or prepayment of principal of, premium, if any, or interest on, or redemption, purchase, retirement, defeasance (including in-substance or legal defeasance), sinking fund or similar payment with respect to, any unsecured Indebtedness, Subordinated Indebtedness or Junior Lien Indebtedness.
“Restricted Subsidiary” means any Subsidiary that is not an Unrestricted Subsidiary. “Retained Excess Available Repurchase Amount” means the excess of (x) the aggregate principal amount or commitment amount, as applicable, of Obligations hereunder and such other Priority Lien Obligations tendered or exercised pursuant to a Debt Repurchase Mandatory Offer, over (y) the Available Repurchase Amount for such Debt Repurchase Mandatory Offer.

“Revaluation Date” means, with respect to any Letter of Credit denominated in an Alternative Currency, each of the following: (a) each date of issuance of such Letter of Credit,
(b) the first Business Day of each month and (c) during the existence of an Event of Default, such additional dates as the Administrative Agent or the applicable L/C Issuer shall determine or the Required Lenders shall require.

“Series of Priority Lien Indebtedness” means, severally, each series of the notes and each other issue or series of Priority Lien Indebtedness for which a single transfer register is maintained.

“S&P” means S&P Global Ratings and any successor thereto.

“Same Day Funds” means (a) with respect to disbursements and payments in Dollars, immediately available funds and (b) with respect to disbursements and payments in an Alternative Currency, same day funds as may be determined by the Administrative Agent or the applicable L/C Issuer, as the case may be, to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Alternative Currency.

“Sanctions” means any economic or financial sanctions administered by OFAC, the US State Department, any other agency of the US government, the United Nations, the European Union or any member state thereof, the United Kingdom, and Australia.

“Sanctioned Person” means any person, organization or vessel (i) designated on the OFAC list of Specially Designated Nationals and Blocked Persons, the Consolidated List of Financial Sanctions Targets maintained by Her Majesty’s Treasury or on any list of targeted persons issued under the Sanctions of any other country, (ii) that is, or is part of, a government of a Sanctioned Territory, (iii) owned or controlled by, or acting on behalf of, any of the foregoing,
(iv) located within or operating from a Sanctioned Territory, or (v) otherwise targeted under any Sanctions.

51

“Sanctioned Territory” means any country or other territory subject to a general export, import, financial or investment embargo under Sanctions, which countries and territories, as of the date of this Agreement, are the Crimea region, Cuba, Iran, North Korea, and Syria.

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“Second Amendment” means that certain Amendment No. 2 to Credit Agreement, dated as of the Second Amendment Effective Date, by and among the Borrower, the other Reaffirming Parties (as defined therein), the Lenders party thereto and the Administrative Agent.

“Second Amendment Effective Date” means April 29, 2022, the date on which the conditions set forth in the Second Amendment are satisfied.

“Secured Cash Management Agreement” means any Cash Management Agreement that is entered into by and between the Borrower or any Restricted Subsidiary and any Cash Management Bank.

“Secured Cash Management Obligations” means all advances to, and debts, liabilities and obligations of the Borrower or any Restricted Subsidiary arising under any Secured Cash Management Agreement.
“Secured Debt Designation” shall have the meaning specified in Section 4.01(b). “Secured Hedging Agreement” means any Hedging Agreement between the Borrower or a Restricted Subsidiary, on the one hand, and any Lender, the Administrative Agent, or an Affiliate of any of the foregoing (or with any Person that was a Lender, the Administrative Agent, or an Affiliate of the foregoing when such Hedging Agreement was entered into) (any such counterparty, a “Hedge Bank”).

“Secured Hedging Obligations” means all debts, liabilities and obligations of the Borrower or any Restricted Subsidiary in respect of any Secured Hedging Agreement.

“Secured Obligations” means the Obligations, the Secured Hedging Obligations and the Secured Cash Management Obligations. Notwithstanding anything to the contrary herein, the “Secured Obligations” shall not include any Excluded Hedging Obligations.

“Secured Parties” means, collectively, the Administrative Agent, the Priority Collateral Trustee, the Lenders, the L/C Issuers, any Cash Management Bank and, with respect to any Secured Hedging Agreement, any Hedge Bank.

“Security Agreement” means that certain Priority Lien Pledge and Security Agreement, dated as of the April 3, 2017, among the Borrower, the Restricted Subsidiaries from time to time party thereto and the Priority Collateral Trustee, for the benefit of the Secured Parties, as amended by that certain Amendment No. 1 to Priority Lien Pledge and Security Agreement, dated as of June 27, 2018, Amendment No. 2 to Priority Lien Pledge and Security Agreement, dated as of September 17, 2019, Amendment No. 3 to Priority Lien Pledge and Security

52

Agreement, dated as of the Closing Date, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Security Documents” means, collectively, the Security Agreement, the Gibraltar Pledge Agreement, the New Gibraltar Pledge Agreement, the IP Security Agreements, the Mortgages, the Collateral Trust Agreement, the Wilpinjong Collateral Trust Agreement, the Wilpinjong Security Agreement, each of the pledge agreements and supplements thereto, security agreements and supplements thereto, and other similar agreements delivered to Administrative Agent and Lenders pursuant to Section 6.16, and any other documents, agreements or instruments that grant or purport to grant a Lien on any assets of the Borrower or any other Loan Party in favor of the Priority Collateral Trustee to secure the Secured Obligations.

“Senior Indebtedness” has the meaning specified in Section 10.01(i).

“Similar Business” means any of the following, whether domestic or foreign: the mining, production, marketing, sale, trading and transportation (including, without limitation, any business related to terminals) of natural resources including coal, ancillary natural resources and mineral products, exploration of natural resources, any acquired business activity so long as a material portion of such acquired business was otherwise a Similar Business, and any business that is ancillary or complementary to the foregoing.

“SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the SOFR Administrator on the SOFR Administrator’s Website at approximately 8:00 a.m. (New York City time) on the immediately succeeding Business Day.

“SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate).

“SOFR Administrator’s Website” means the NYFRB’s website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“Solvent” means, with respect to any Person, that as of the date of determination, both (i)
(a) the sum of such Person’s debt (including contingent liabilities) does not exceed the present fair saleable value of such Person’s present assets; (b) such Person’s capital is not unreasonably small in relation to its business as contemplated on the Closing Date and reflected in the projections delivered pursuant to Section 4.01(a)(xii)(D) or with respect to any transaction contemplated to be undertaken after the Closing Date; and (c) such Person has not incurred and does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due (whether at maturity or otherwise); and
(ii) such Person is “solvent” within the meaning given that term and similar terms under the Bankruptcy Code and other applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective

53

of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standards No. 5).

“Special Purpose Receivables Subsidiary” means P&L Receivables Company LLC and any other direct or indirect Subsidiary of the Borrower established in connection with a Permitted Securitization Program for the acquisition of Receivables Assets or interests therein that is organized in a manner intended to reduce the likelihood that it would be substantively consolidated with the Borrower or any of the Restricted Subsidiaries in the event the Borrower or any such Restricted Subsidiary becomes subject to a proceeding under any Debtor Relief Law.

“Specified Subsidiary” means each of Gibraltar Holdings, Peabody International Investments, Inc., Peabody International Holdings, LLC, each other Subsidiary, whether now owned or hereafter formed or acquired, that directly holds Equity Interests in Gibraltar Holdings at any time, and any successor to any of the foregoing; provided that in no event shall any Guarantor be designated as a Specified Subsidiary so long as (i) any Equity Interests owned by such Guarantor constitute Collateral and (ii) the Equity Interests of such Guarantor constitutes Collateral.

“Spot Rate” for a currency means the spot rate determined by the Administrative Agent or the L/C Issuer, as applicable, to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two Business Days prior to the date as of which the foreign exchange computation is made; provided that the Administrative Agent or the applicable L/C Issuer may obtain such spot rate from another financial institution designated by the Administrative Agent if such Person does not have as of the date of determination a spot buying rate for any such currency; and provided further that the applicable L/C Issuer may use such spot rate quoted on the date as of which the foreign exchange computation is made in the case of any Letter of Credit denominated in an Alternative Currency.

“Sterling” and “£” means the lawful currency of the United Kingdom.

“Subordinated Indebtedness” means any Indebtedness of the Borrower and its Restricted Subsidiaries that is contractually subordinated to the Indebtedness under the Loan Documents.

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower.

“Supported QFC” has the meaning specified in Section 10.26.

“Surety Bonds” means surety bonds obtained by the Borrower or any Restricted Subsidiary consistent with market practice and the indemnification or reimbursement obligations of the Borrower or such Restricted Subsidiary in connection therewith.

54

“Surety Transaction Support Agreement” means that certain Transaction Support Agreement, dated as of November 6, 2020, by and among the Borrower, certain Subsidiaries and the Sureties (as defined therein) signatory thereto (as amended, supplemented or otherwise modified from time to time).

“Tangible Assets” means at any date, with respect to any Person, (a) the sum of all amounts that would, in accordance with GAAP, be set forth opposite the caption “total assets” (or any like caption) on a consolidated balance sheet of such Person at such date minus (b) the sum of all amounts that would, in accordance with GAAP, be set forth opposite the captions “goodwill” or other intangible categories (or any like caption) on a consolidated balance sheet of such Person on such date.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term SOFR” means, for the applicable Corresponding Tenor as of the applicable Reference Time, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.

“Term SOFR Notice” means a notification by the Administrative Agent to the Lenders and the Borrower of the occurrence of a Term SOFR Transition Event.

“Term SOFR Transition Event” means the determination by the Administrative Agent that (a) Term SOFR has been recommended for use by the Relevant Governmental Body, (b) the administration of Term SOFR is administratively feasible for the Administrative Agent and (c) a Benchmark Transition Event or an Early Opt-in Election, as applicable, has previously occurred resulting in a Benchmark Replacement in accordance with Section 3.03 that is not Term SOFR.

“Threshold Amount” means $75,000,000.

“Total L/C Commitment Outstandings” means the aggregate Outstanding Amount of all L/C Obligations.

“Total Leverage Ratio” means, as of any date of determination, the ratio of (i) Consolidated Net Total Debt as of the date of the financial statements most recently delivered by the Borrower pursuant to Section 6.01(a) or (b), as applicable, to (ii) Consolidated EBITDA for the period of the four consecutive fiscal quarters ending as of the date of such financial statements.

“Total Outstandings” means the aggregate Outstanding Amount of all Loans and all L/C Obligations.

“Trademark Security Agreement” means the Trademark Security Agreement, dated April 3, 2017, or such other form of trademark security agreement reasonably acceptable to the Administrative Agent, by certain Loan Parties in favor of the Priority Collateral Trustee, for the

55

benefit of the Secured Parties, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.
“Transaction” has the meaning specified in the Transaction Support Agreement. “Transaction Costs” means all reasonable fees, costs and expenses incurred by the
Borrower in connection with the Transaction.

“Transaction Support Agreement” means that certain Amended and Restated Transaction Support Agreement, dated as of December 31, 2020, by and among, among others, the Borrower, PIC AU Holdings LLC, PIC AU Holdings Corporation, the Consenting Noteholders defined therein and the Revolving Lenders defined therein.

“Treasury Rate” means, as of any prepayment date, the yield to maturity as of such prepayment date, of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H. 15 (519) that has become publicly available at least two Business Days prior to the prepayment or reduction date, as applicable (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from the prepayment or reduction date, as applicable, to January 30, 2023; provided, that if the period from the prepayment date to January 30, 2023 is less than one year, the weekly average yield on actively traded United States Treasury securities adjusted to a constant maturity of one year will be used. The Borrower will calculate the applicable Treasury Rate at least two but no more than four Business Days prior to the applicable prepayment date and file with the Administrative Agent, before such prepayment or reduction date, as applicable, a written statement setting forth the Applicable Premium and showing the calculation of the Applicable Premium in reasonable detail, and the Administrative Agent will have no responsibility for verifying any such calculation.

“TSA Obligations” means any indemnification obligations under the Transaction Support Agreement (subject to the limitations set forth therein), including without limitation any postpetition interest whether or not allowable, together with any guarantees of any of the foregoing.

“Type” means, with respect to an L/C Borrowing, its character as a Base Rate Loan or a Eurocurrency Rate Loan.

“UCC” means the Uniform Commercial Code as in effect in the applicable state of jurisdiction.

“UCP” means the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 600, as the same may be amended from time to time.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“Unfunded Pension Liability” means the excess of a Pension Plan’s accrued benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan’s

56

assets, determined in accordance with the actuarial assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

“United States” and “US” mean the United States of America.

“Unreimbursed Amount” means the amount of any unreimbursed drawing (expressed in Dollars or in the amount of the Dollar Equivalent thereof in the case of a Letter of Credit denominated in an Alternative Currency) on any Letter of Credit.

“Unrestricted Cash” means the aggregate amount of cash and Cash Equivalents held in accounts on the consolidated balance sheet of Borrower and its Restricted Subsidiaries to the extent that the use of such cash for application to payment of the Obligations or other Indebtedness is not prohibited by law or any contract or other agreement and such cash is and Cash Equivalents are free and clear of all Liens (other than Liens in favor of the Collateral Trustee) and Liens permitted pursuant to Section 7.01(p)(i) hereof (and, for the avoidance of doubt, any Renewable Investment Reserve Amounts paid shall not appear on the consolidated balance sheet of Borrower and its Restricted Subsidiaries).

“Unrestricted Subsidiary” means, as of the Closing Date, each of (i) Ribfield Pty Ltd, (ii) Middlemount Mine Management Pty Ltd, (iii) Middlemount Coal Pty Ltd, (iv) Newhall Funding Company (MBT), (v) P&L Receivables Company, LLC (provided that, if such Subsidiary shall, upon termination of the Permitted Securitization Program (other than as a result of an event of default thereunder unless and until the obligations thereunder are paid in full), it shall cease to be an Unrestricted Subsidiary), (vi) Sterling Centennial Missouri Insurance Corporation, (vii) Wilpinjong Coal Pty Ltd, (viii) PIC AU Holdings LLC, (ix) PIC AU Holdings Corporation, and
(x) PIC Acquisition Corp.

“U.S. Government Obligations” means obligations issued or directly and fully guaranteed or insured by the United States of America or by any agency or instrumentality thereof; provided that the full faith and credit of the United States of America is pledged in support thereof.

“U.S. Special Resolution Regimes” has the meaning specified in Section 10.26.

“Voting Stock” means, with respect to any Person, such Person’s Equity Interest having the right to vote for the election of directors of such Person under ordinary circumstances.

“Weighted Average Yield” means with respect to any Loan, on any date of determination, the weighted average yield to maturity, in each case, based on the interest rate applicable to such Loan on such date and giving effect to all upfront or similar fees or original issue discount payable with respect to such Loan.

“Wilpinjong Collateral Trust Agreement” means that certain Collateral Trust Agreement dated as of the Closing Date, among PIC AU Holdings LLC, PIC AU Holdings Corporation, Wilmington Trust, National Association, in its capacity as the “Priority Collateral Trustee,” and Wilmington Trust, National Association, in its capacity as the “Junior Collateral Trustee,” and

57

the other parties party thereto from time to time, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Wilpinjong Mandatory Offer” means the Borrower’s obligations to make an offer to Refinance Indebtedness of PIC AU Holdings LLC and PIC AU Holdings Corporation and accrued and unpaid interest thereon (i) into term loans to be issued under this Agreement in accordance with the terms and conditions of Section 2.21 of the Wilpinjong Term Loan Agreement and (ii) to issue additional 2024 Notes in accordance with the terms and conditions of Section 4.17 of the 2024 Notes Indenture (as in effect on the Closing Date).

“Wilpinjong Security Agreement” means that certain Junior Lien Pledge and Security Agreement, dated as of the Closing Date, among PIC AU Holdings LLC, PIC AU Holdings Corporation, the other grantors from time to time party thereto and the Junior Collateral Trustee (as defined therein), as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Wilpinjong Term Loan Agreement” means the Credit Agreement, dated as of the Closing Date (as in effect on the Closing Date), among the Borrower, as parent, PIC AU Holdings LLC and PIC AU Holdings Corporation, as borrowers, JPMorgan Chase Bank, N.A., as the administrative agent, and the lenders from time to time party thereto.

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

1.02Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

(a)The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organizational Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any

58

Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein,” “hereof”, “hereto” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) all references to
“wholly-owned” when referring to a Subsidiary of the Borrower shall mean a Subsidiary of which all of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned directly or indirectly by the Borrower or another wholly-owned Subsidiary of the Borrower, (vi) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vii) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

(b)In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”

(c)Section headings herein and in the other Loan Documents are included for convenience of reference only, shall not constitute a part hereof, shall not be given any substantive effect and shall not affect the interpretation of this Agreement or any other Loan Document.

1.03Accounting Terms.

(a)Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein.

(b)Changes in GAAP. If at any time any Accounting Change would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such Accounting Change as if such Accounting Change has not been made (subject to the approval of the Required Lenders); provided that, until so amended, all financial covenants, standards and terms in this Agreement shall continue to be calculated or construed as if such Accounting Change had not occurred. Notwithstanding any other provision contained herein, the definitions set forth in this Agreement and any financial calculations required by the Loan Documents shall be computed to exclude all liabilities related to operating leases, as defined by Financial Accounting Standards Board Accounting Standards Codification

59

842 (or any successor provision), from the definition of Indebtedness and payments related to operating leases are not included in interest expenses in part or in whole.

(c)Pro Forma Basis Calculation. Notwithstanding anything herein to the contrary, the parties hereto acknowledge and agree that all calculations of (i) Total Leverage Ratio, Section 6.13 and Section 7.11, (ii) Consolidated Net Tangible Assets, or (iii) any other test that is based on satisfying a financial ratio or metric, shall be made on a Pro Forma Basis: (A) with respect to any acquisition by the Borrower or its Restricted Subsidiaries of any Person, property or assets, if the Consolidated EBITDA for the acquired Person or business for the most recent four fiscal quarter period for which financial statements are available is equal to or greater than 5% of the Consolidated EBITDA of the Borrower and its Restricted Subsidiaries for such period and (B) with respect to any disposition by the Borrower or its Restricted Subsidiaries of any Person, property or assets, if the Consolidated EBITDA for the Person or business being disposed of for the most recent four fiscal quarter period for which financial statements are available was equal to or exceeded 5% of the Consolidated EBITDA of the Borrower and its Restricted Subsidiaries for such period. With respect to the above Pro Forma Basis calculations, in the event that the relevant entity or property, which is being acquired or disposed, reports its financial results on a semi-annual basis, the Administrative Agent and the Borrower may utilize the two most recent semi-annual financial results for purposes of making such calculation and such above determination in a manner similar to the above that is mutually agreeable.

1.04Exchange Rates; Currency Equivalents.

(a)The Administrative Agent or the applicable L/C Issuer, as applicable, shall determine the Spot Rates as of each Revaluation Date to be used for calculating Dollar Equivalent amounts of L/C Credit Extensions and Outstanding Amounts of L/C Obligations denominated in Alternative Currencies. Such Spot Rates shall become effective as of such Revaluation Date and shall be the Spot Rates employed in converting any amounts between the applicable currencies until the next Revaluation Date to occur. Except for purposes of financial statements delivered by Loan Parties hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by the Administrative Agent or the applicable L/C Issuer, as applicable.

(b)Wherever in this Agreement in connection with the issuance, amendment or extension of a Letter of Credit or a Reserve Reimbursed Amount Reduction, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Letter of Credit is denominated in an Alternative Currency, such amount shall be the relevant Alternative Currency Equivalent of such Dollar amount (rounded to the nearest unit of such Alternative Currency, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent or the applicable L/C Issuer, as the case may be.

1.05Additional Alternative Currencies.

(a)The Borrower may from time to time request that Letters of Credit be issued in a currency other than those specifically listed in the definition of “Alternative Currency”; provided that such requested currency is a lawful currency (other than Dollars) that is readily available and

60

freely transferable and convertible into Dollars. In the case of any such request with respect to the issuance of Letters of Credit, such request shall be subject to the approval of the Administrative Agent and the applicable L/C Issuer.

(b)Any such request shall be made to the Administrative Agent not later than 11:00 a.m., ten (10) Business Days prior to the date of the desired Credit Extension (or such other time or date as may be agreed by the Administrative Agent and the L/C Issuer, in their sole discretion). The Administrative Agent shall promptly notify the applicable L/C Issuer thereof. Each L/C Issuer shall notify the Administrative Agent, not later than 11:00 a.m., eight (8) Business Days after receipt of such request whether it consents, in its sole discretion, to the issuance of Letters of Credit in such requested currency.

(c)Any failure by an L/C Issuer to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by such L/C Issuer to permit Letters of Credit to be issued in such requested currency. If the Administrative Agent and the applicable L/C Issuer consent to the issuance of Letters of Credit in such requested currency, the Administrative Agent shall so notify the Borrower and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any Letter of Credit issuances by such L/C Issuer. If the Administrative Agent shall fail to obtain consent to any request for an additional currency under this Section 1.05, the Administrative Agent shall promptly so notify the Borrower.

1.06Change of Currency.

(a)Each obligation of the Borrower to make a payment denominated in the national currency unit of any member state of the European Union that adopts the Euro as its lawful currency after the date hereof shall be redenominated into Euro at the time of such adoption (in accordance with the EMU Legislation). If, in relation to the currency of any such member state, the basis of accrual of interest expressed in this Agreement in respect of that currency shall be inconsistent with any convention or practice in the London interbank market for the basis of accrual of interest in respect of the Euro, such expressed basis shall be replaced by such convention or practice with effect from the date on which such member state adopts the Euro as its lawful currency.

(b)Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect the adoption of the Euro by any member state of the European Union and any relevant market conventions or practices relating to the Euro.

(c)Each provision of this Agreement also shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect a change in currency of any other country and any relevant market conventions or practices relating to the change in currency.

1.07Times of Day. Unless otherwise specified, all references herein to times of day shall be references to New York City time (daylight or standard, as applicable).

61

1.08Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the Dollar Equivalent of the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the Dollar Equivalent of the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.

1.09Negative Covenant Compliance. For purposes of determining whether the Borrower and its Restricted Subsidiaries comply with any exception to the negative covenants contained in Section 7.01, Section 7.02 and 7.03 where compliance with any such exception is based on a financial ratio or metric being satisfied, it is understood that (a) compliance shall be measured at the time when the relevant event is undertaken, as such financial ratios and metrics are intended to be “incurrence” tests and not “maintenance” tests and (b) correspondingly, any such ratio and metric shall only prohibit the Borrower and its Restricted Subsidiaries from creating, incurring, assuming, suffering to exist or making, as the case may be, any new Liens, Indebtedness or Investments, but shall not result in any previously permitted Liens, Indebtedness or Investments ceasing to be permitted hereunder.

1.10Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Equity Interests at such time.

1.11Interest Rates; LIBOR Notification.. The interest rate on a Loan denominated in dollars or an Alternative Currency may be derived from an interest rate benchmark that is, or may in the future become, the subject of regulatory reform. Regulators have signaled the need to use alternative benchmark reference rates for some of these interest rate benchmarks and, as a result, such interest rate benchmarks may cease to comply with applicable laws and regulations, may be permanently discontinued, and/or the basis on which they are calculated may change. The interest rate on Eurocurrency Loans is determined by reference to the LIBO Screen Rate, which is derived from the London interbank offered rate. The London interbank offered rate is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. In July 2017, the U.K. Financial Conduct Authority announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions to the ICE Benchmark Administration (together with any successor to the ICE Benchmark Administrator, the “IBA”) for purposes of the IBA setting the London interbank offered rate. As a result, it is possible that commencing in 2022, the London interbank offered rate may no longer be available or may no longer be deemed an appropriate reference rate upon which to determine the interest rate on Eurocurrency Loans. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative

62

reference rates to be used in place of the London interbank offered rate. Upon the occurrence of a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, Section 3.03(b) and (c) provide the mechanism for determining an alternative rate of interest. The Administrative Agent will promptly notify the Borrower, pursuant to Section 3.03(e), of any change to the reference rate upon which the interest rate on Eurocurrency Loans is based. However, the Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the London interbank offered rate or other rates in the definition of “LIBO Screen Rate” or with respect to any alternative or successor rate thereto, or replacement rate thereof (including, without limitation, (i) any such alternative, successor or replacement rate implemented pursuant to Section 3.03(b) or (c), whether upon the occurrence of a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, and (ii) the implementation of any Benchmark Replacement Conforming Changes pursuant to Section 3.03(d)), including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the LIBO Screen Rate or have the same volume or liquidity as did the London interbank offered rate prior to its discontinuance or unavailability.

ARTICLE II.
THE COMMITMENTS AND L/C BORROWINGS

2.01The Commitments and L/C Borrowings.

(a)Subject to the terms and conditions set forth herein, each L/C Commitment Lender severally agrees to (i) participate in Letters of Credit issued for the account of the Borrower or any Restricted Subsidiary and any drawings thereunder, which participations shall terminate on the Letter of Credit Expiration Date, and (ii) fund L/C Borrowings by making L/C Advances in Dollars pursuant to Section 2.03(c) until the Letter of Credit Expiration Date; provided, however, that after giving effect to any L/C Credit Extension (i) the Total L/C Commitment Outstandings shall not exceed the aggregate L/C Commitments and (ii) the Applicable Percentage of the Outstanding Amount of any L/C Commitment Lender’s L/C Obligations shall not exceed such L/C Commitment Lender’s L/C Commitment.

(b)Each Borrowing of L/C Borrowings shall consist of L/C Borrowings made simultaneously by the L/C Commitment Lenders in accordance with their respective Applicable Percentage of the L/C Facility. L/C Borrowings repaid or prepaid may not be reborrowed. L/C Borrowings may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein. Each L/C Commitment Lender may, at its option, make any L/C Advance by causing any domestic or foreign branch or Affiliate of such L/C Commitment Lender to make such L/C Advance; provided that any exercise of such option shall not affect in any manner the obligation of the Borrower to repay any L/C Borrowing in accordance with the terms of this Agreement.

2.02    Borrowings, Conversions and Continuations of the Loans..

(a)Each Borrowing of L/C Borrowings shall be made in accordance with Section 2.01(b). Each conversion of L/C Borrowings from one Type to the other and each continuation of

63

Eurocurrency Rate Loans shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent not later than 11:00 a.m., New York City time (i) three Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Eurocurrency Rate Loans and (ii) on the requested date of any Borrowing of Base Rate Loans; provided, however, that if the Borrower wishes to request Eurocurrency Rate Loans having an Interest Period other than one, two, three, or six months or, to the extent available to all Lenders making such Eurocurrency Rate Loans, twelve months or such shorter period in duration as provided in the definition of “Interest Period”, the applicable notice must be received by the Administrative Agent not later than 11:00 a.m. New York City time four Business Days prior to the requested date of such Borrowing, conversion or continuation of Eurocurrency Rate Loans. Not later than 12:00 p.m. New York City time three Business Days before the requested date of such Borrowing, conversion or continuation of Eurocurrency Rate Loans, the Administrative Agent shall notify the Borrower (which notice may be by telephone) whether or not the applicable requested Interest Period referenced in the above proviso has been consented to by all such Lenders. Each telephonic notice by the Borrower pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written Borrowing Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Each conversion to or continuation of Eurocurrency Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Except as provided in Section 2.03(c), each conversion to Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of
$100,000 in excess thereof. Each Borrowing Notice (whether telephonic or written) shall specify
(i) whether the Borrower is requesting a conversion of L/C Borrowings from one Type to the other, or a continuation of Eurocurrency Rate Loans, (ii) the requested date of the conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be converted or continued, (iv) which existing L/C Borrowings are to be converted and
(v) if applicable, the duration of the Interest Period with respect thereto. If the Borrower fails to specify a Type of Loan in a Borrowing Notice or if the Borrower fails to give a timely notice requesting a conversion or continuation of Eurocurrency Rate Loans, then the applicable L/C Borrowing shall be made as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurocurrency Rate Loans. If the Borrower requests a conversion to, or continuation of Eurocurrency Rate Loans in any such Borrowing Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.

(b)Following receipt of a Borrowing Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Applicable Percentage under the applicable Facility of the applicable L/C Borrowing, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans as described in the preceding subsection.

(c)Except as otherwise provided herein, a Eurocurrency Rate Loan may be continued or converted only on the last day of an Interest Period for such Eurocurrency Rate Loan. During the existence of an Event of Default, no Loans may be requested as, converted to or continued as Eurocurrency Rate Loans if the Required Lenders or the Administrative Agent so notify the Borrower.

64

(d)As soon as practicable after 10:00 a.m. (New York City time) on each Interest Rate Determination Date, Administrative Agent shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) the interest rate that shall apply to the Eurocurrency Rate Loans for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to the Borrower and each Lender. At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the Borrower and the Lenders of any change in the Administrative Agent’s prime rate used in determining the Base Rate promptly following the public announcement of such change.

(e)After giving effect to all Borrowings, all conversions of Loans from one Type to the other, and all continuations of Loans as the same Type, there shall not be more than ten (10) Interest Periods in effect hereunder, except as may occur from a deemed L/C Borrowing pursuant to Section 2.03(c) without a Request for Credit Extension.

2.03    Letters of Credit.

(a)The Letter of Credit Commitment.

(i)Subject to the terms and conditions set forth herein, (A) each L/C Issuer agrees, in reliance upon the agreements of the L/C Commitment Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue Letters of Credit denominated in Dollars or in one or more Alternative Currencies for the account of the Borrower or any Restricted Subsidiary, and to amend or extend Letters of Credit previously issued by it, in accordance with Section 2.03(b), and (2) to honor drawings under the Letters of Credit; and (B) the L/C Commitment Lenders severally agree to participate in Letters of Credit issued for the account of the Borrower or any Restricted Subsidiary and any drawings thereunder, which participations shall terminate on the Letter of Credit Expiration Date; provided that after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (x) the Total L/C Commitment Outstandings shall not exceed the aggregate L/C Commitments and (y) the Applicable Percentage of the Outstanding Amount of any L/C Commitment Lender’s L/C Obligations shall not exceed such L/C Commitment Lender’s L/C Commitment. Each request by the Borrower or any Restricted Subsidiary for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by the Borrower that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. Notwithstanding anything herein to the contrary, (A) the Administrative Agent and Goldman Sachs Bank USA shall not be required to issue commercial Letters of Credit and (B) Credit Suisse AG and Deutsche Bank AG New York Branch shall not be required to issue commercial Letters of Credit or Bank Guarantees. All Existing Letters of Credit shall be deemed to have been issued pursuant hereto and deemed L/C Obligations and shall be governed and subject to the terms and conditions hereof.

65

(ii)No L/C Issuer shall issue any Letter of Credit if:

(A)subject to Section 2.03(b)(iii) or an agreement by the Borrower to Cash Collateralize such Letter of Credit in the same manner as set forth in Section 2.03(g), the expiry date of such requested Letter of Credit would occur more than twelve months after the date of issuance or last extension, unless the Required L/C Commitment Lenders and the applicable L/C Issuer have approved such expiry date;

(B)the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date (each such issued Letter of Credit, whether pursuant to an amendment, extension or otherwise, an “Extended Letter of Credit”), unless (x) Cash Collateralized in the same manner as set forth in Section 2.03(g) as applicable to Extended Letters of Credit or (y) all the L/C Commitment Lenders and the applicable L/C Issuer have approved such expiry date; or

(C)such Letter of Credit is to be denominated in a currency other than Dollars or an Alternative Currency.

(iii)No L/C Issuer shall be under any obligation to issue any Letter of Credit if:

(A)any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such L/C Issuer from issuing such Letter of Credit, or any Law applicable to such L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such L/C Issuer shall prohibit, or request that such L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon such L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which such L/C Issuer in good faith deems material to it;

(B)the issuance of such Letter of Credit would violate one or more policies of such L/C Issuer;

(C)such Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder or any provisions for automatic extension of its expiry date;

(D)a default of any Lender’s obligations to fund under Section 2.03(c) exists or any Lender is at such time a Defaulting Lender hereunder, unless the obligations of such Defaulting Lender have been fully reallocated to the non-Defaulting Lenders pursuant to Section 2.18(c) or such L/C Issuer has entered into arrangements satisfactory to it (such as through the posting of Cash Collateral) with the Borrower or such Lender to eliminate such L/C Issuer’s risk with respect to such Lender; or

66

(E)after giving effect to such issuance (other than the deemed issuance of the Existing Letters of Credit on the Closing Date), the aggregate face amount of Letters of Credit issued by such L/C Issuer would exceed its L/C Issuance Limit;

(iv)The applicable L/C Issuer and the Borrower shall not amend any Letter of Credit if such L/C Issuer would not be permitted at such time to issue such Letter of Credit in its amended form under the terms hereof.

(v)No L/C Issuer shall be under any obligation to amend any Letter of Credit if the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

(vi)Each L/C Issuer shall act on behalf of the L/C Commitment Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and each L/C Issuer shall have all of the benefits and immunities (A) provided to the Administrative Agent in Article IX with respect to any acts taken or omissions suffered by such L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article IX included the L/C Issuers with respect to such acts or omissions, and (B) as additionally provided herein with respect to the L/C Issuers.

(vii)Notwithstanding any other term set forth herein, no L/C Issuer shall have any obligation to issue an Extended Letter of Credit, unless such L/C Issuer consents to such issuance in its sole discretion.

(b)Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit.

(i)Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrower delivered to an L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Borrower. Such Letter of Credit Application must be received by such L/C Issuer and the Administrative Agent not later than 11:00 a.m., New York City time, at least two Business Days (or such later date and time as the Administrative Agent and such L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the applicable L/C Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount and currency thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (G) such other matters as such L/C Issuer may reasonably require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the applicable L/C Issuer (A) the Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other matters as such L/C Issuer may

67

reasonably require. Additionally, the Borrower shall furnish to the applicable L/C Issuer and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as such L/C Issuer or the Administrative Agent may reasonably require.

(ii)Unless such L/C Issuer has received written notice from the Administrative Agent or any Loan Party at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article IV shall not then be satisfied, then, subject to the terms and conditions hereof, such L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Borrower or any Restricted Subsidiary or enter into the applicable amendment, as the case may be, in each case in accordance with such L/C Issuer’s usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each L/C Commitment Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from such L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such L/C Commitment Lender’s Applicable Percentage times the amount of such Letter of Credit. The Administrative Agent shall promptly notify each L/C Commitment Lender of the amount of each Letter of Credit issuance and each amendment with respect to the amount of any Letter of Credit, provided that a failure to provide such notice shall not affect the obligations of each L/C Lender to purchase participations in each Letter of Credit as provided in this Agreement. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary, the Borrower shall be obligated to reimburse the applicable Issuing Bank hereunder for any and all drawings under such Letter of Credit, subject to Section 2.03(c)(iii). The Borrower hereby acknowledges that the issuance of Letters of Credit for the account of Subsidiaries inures to the benefit of the Borrower, and that the Borrower’s business derives substantial benefits from the businesses of such Subsidiaries.

(iii)If the Borrower so requests in any applicable Letter of Credit Application, an L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit the applicable L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the applicable L/C Issuer, the Borrower shall not be required to make a specific request to the applicable L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the L/C Commitment Lenders shall be deemed to have authorized (but may not require) the applicable L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that the applicable L/C Issuer shall have no obligation to permit any such extension if (A) such L/C Issuer has determined that it would not be permitted, or would have no obligation at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (ii) or
(iii) of Section 2.03(a)), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is fifteen (15) days before the Non-Extension Notice Date from the Administrative Agent or the Borrower that one or more of the applicable conditions specified in

68

Section 4.02 is not then satisfied, and in each such case directing the applicable L/C Issuer not to permit such extension.

(iv)[reserved]

(v)Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the applicable L/C Issuer will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.

(c)Drawings and Reimbursements; Funding of Participations.

(i)Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the applicable L/C Issuer shall notify the Borrower and the Administrative Agent thereof. In the case of a Letter of Credit denominated in Dollars, any reimbursement of such L/C Issuer shall be in Dollars. In the case of a Letter of Credit denominated in an Alternative Currency, any reimbursement by the Borrower of such L/C Issuer shall be in such Alternative Currency, unless the Borrower shall have notified such L/C Issuer promptly following receipt of the notice of drawing that the Borrower will reimburse such L/C Issuer in Dollars. In the case of any such reimbursement in Dollars of a drawing under a Letter of Credit denominated in an Alternative Currency, such L/C Issuer shall notify the Borrower of the Dollar Equivalent of the amount of the drawing promptly following the determination thereof. The Borrower shall reimburse such L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing and in the applicable currency on (x) with respect to payment in US Dollars, the Business Day immediately following the date on which the Borrower receives notice of any payment by such L/C Issuer under a Letter of Credit or (y) with respect to payment in Alternative Currencies, by the Applicable Time after receipt of such notice (each such date, an “Honor Date”), with such amount reduced (any such reduction, a “Reserve Reimbursed Amount Reduction”) by (x) the aggregate Renewable Investment Reserve Amount paid prior to the applicable Honor Date, less (y) the aggregate amount of Reserve Reimbursed Amount Reductions made prior to the applicable Honor Date. If the Borrower fails to so reimburse such L/C Issuer by the time set forth in the preceding sentence, the applicable L/C Issuer shall promptly notify the Administrative Agent of the Honor Date and the Unreimbursed Amount, and such failure shall not be a Default or Event of Default. The Administrative Agent shall promptly notify each L/C Commitment Lender thereof and of the amount of such L/C Commitment Lender’s Applicable Percentage thereof. Any notice given by an L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if promptly confirmed in writing; provided that the lack of such a prompt confirmation shall not affect the conclusiveness or binding effect of such notice.

(ii)Each L/C Commitment Lender shall upon any notice pursuant to Section 2.03(c)(i) make funds available to the Administrative Agent for the account of the applicable L/C Issuer, in Dollars, at the Administrative Agent’s Office in an amount equal to its Applicable Percentage of the Unreimbursed Amount not later than 1:00 p.m., New York City time, on the Business Day specified in such notice from the Administrative Agent. The Administrative Agent shall remit the funds so received to the applicable L/C Issuer in Dollars.

69

(iii)With respect to any Unreimbursed Amount that is not repaid pursuant to clause (i) above, the Borrower shall be deemed to have incurred from the applicable L/C Issuer an L/C Borrowing in Dollars in the amount of the Unreimbursed Amount, which L/C Borrowing shall be due and payable on the Maturity Date in accordance with Section 2.07 and shall bear interest at the rate applicable to Base Rate Loans from the Honor Date (subject to any conversions and continuations in accordance with Section 2.02). Each L/C Commitment Lender’s payment to the Administrative Agent for the account of the applicable L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such Letter of Credit and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03.

(iv)Until each L/C Commitment Lender funds its L/C Advance pursuant to this Section 2.03(c) to reimburse the applicable L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such L/C Commitment Lender’s Applicable Percentage of such amount shall be solely for the account of such L/C Issuer.

(v)Each L/C Commitment Lender’s obligation to make L/C Advances to reimburse the L/C Issuers for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such L/C Commitment Lender may have against any L/C Issuer, the Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing.

(vi)If any L/C Commitment Lender fails to make available to the Administrative Agent for the account of the applicable L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), such L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such L/C Issuer at a rate per annum equal to the applicable NYFRB Rate from time to time in effect. A certificate of the applicable L/C Issuer submitted to any L/C Lender (through the Administrative Agent) with respect to any amounts owing under this Section 2.03(c)(vi) shall be conclusive, absent manifest error.

(d)Repayment of Participations.

(i)[Reserved].

(ii)If any payment received by the Administrative Agent for the account of an L/C Issuer by or on behalf of the Borrower pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 10.05 (including pursuant to any settlement entered into by such L/C Issuer in its discretion, but excluding any payment with respect to an Extended Letter of Credit required to be returned after the Letter of Credit Expiration Date), each L/C Commitment Lender shall pay to the Administrative Agent for the account of such L/C Issuer its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by

70

such Lender, at a rate per annum equal to the applicable NYFRB Rate from time to time in effect. The obligations of the L/C Commitment Lenders under this clause shall survive Payment in Full and the termination of this Agreement.

(e)Obligations Absolute. The obligation of the Borrower to reimburse each L/C Issuer for each drawing under each Letter of Credit and to repay each Unreimbursed Amount shall be absolute, unconditional and irrevocable under all circumstances, including the following:

(i)any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other Loan Document;

(ii)the existence of any claim, counterclaim, setoff or defense to payment that the Borrower or any Restricted Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), any L/C Issuer or any L/C Commitment Lender, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

(iii)any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit, except to the extent caused by the applicable L/C Issuer’s gross negligence or willful misconduct, as determined by a final, non-appealable judgment of a court of competent jurisdiction;

(iv)any payment by the applicable L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not comply with the terms of such Letter of Credit, so long as such L/C Issuer shall have determined in the absence of gross negligence or willful misconduct, as determined by a final, non-appealable judgment of a court of competent jurisdiction, that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment appear on their face to be in conformity with such Letter of Credit;

(v)any adverse change in the relevant exchange rates or in the availability of the relevant Alternative Currency to the Borrower or any Restricted Subsidiary or in the relevant currency markets generally; or

(vi)any other action taken or omitted to be taken by an L/C Issuer under or in connection with any Letter of Credit or the related drafts or documents, whether or not similar to any of the foregoing, if done in the absence of gross negligence or willful misconduct, as determined by a final, non-appealable judgment of a court of competent jurisdiction.

The Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrower’s instructions or other irregularity, the Borrower will promptly notify the applicable

71

L/C Issuer. The Borrower shall be conclusively deemed to have waived any such claim against the applicable L/C Issuer and its correspondents unless such notice is given as aforesaid.

(f)Role of L/C Issuer. Each L/C Commitment Lender and the Borrower agree that, in paying any drawing under a Letter of Credit, no L/C Issuer shall have any responsibility to obtain any document (other than any documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuers, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuers shall be liable to any L/C Commitment Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the L/C Commitment Lenders or the Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct, as determined by a final, non-appealable judgment of a court of competent jurisdiction; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document. The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Borrower’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. Notwithstanding anything to the contrary herein, the Borrower may have a claim against an L/C Issuer, and an L/C Issuer may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower which the Borrower proves were caused by such L/C Issuer’s willful misconduct or gross negligence, as determined by a final, non-appealable judgment of a court of competent jurisdiction. In furtherance and not in limitation of the foregoing, an L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and an L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

(g)Cash Collateral. If any L/C Obligation (x) has a stated maturity date or an expiration date that extends beyond the Letter of Credit Expiration Date or has no stated expiry or maturity date, or (y) provides for automatic extensions of the stated maturity date or the expiration date thereof, in each case, beyond the Letter of Credit Expiration Date, then the Borrower shall Cash Collateralize any portion of such Letter of Credit described in clause (x) above that remains outstanding by the earlier of (A) a date that is no earlier than 120 days prior to the Letter of Credit Expiration Date, but no later than 90 days prior to the Letter of Credit Expiration Date (or, if such Letter of Credit is issued on or after the date that is 90 days prior to the Letter of Credit Expiration Date, on the date of issuance thereof) and (B) 15 days prior to the date on which the applicable L/C Issuer must deliver notice electing not to extend such Letter of Credit or, in each case, such shorter period as any applicable L/C Issuer may agree.

(h)Applicability of ISP and UCP. Unless otherwise expressly agreed by the applicable L/C Issuer and the Borrower when a Letter of Credit is issued, with respect to Letters

72

of Credit other than Bank Guarantees, the rules of the ISP shall apply to each standby Letter of Credit and the rules of the UCP shall apply to each commercial Letter of Credit.

(i)Letter of Credit Fees. The Borrower shall pay to the Administrative Agent for the account of each L/C Commitment Lender in accordance with its Applicable Percentage for the L/C Facility a Letter of Credit fee (the “Letter of Credit Fee”) for each Letter of Credit issued on behalf of the Borrower equal to the Applicable Rate for Eurocurrency Rate Loans times the Dollar Equivalent of the daily amount available to be drawn under such Letter of Credit. For purposes of computing the daily amount available to be drawn under any Letter of Credit issued on behalf of the Borrower, the amount of such Letter of Credit shall be determined in accordance with Section 1.08. The Letter of Credit Fees shall be (x) computed on a quarterly basis in arrears and (y) due and payable on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. Notwithstanding anything to the contrary contained herein, all Letter of Credit Fees shall accrue at the Default Rate (i) automatically if such Letter of Credit Fee is not paid when due, whether at stated maturity, by acceleration or otherwise and (ii) while any other Event of Default exists upon the request of the Required L/C Commitment Lenders.

(j)Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer. The Borrower shall pay directly to the applicable L/C Issuer for its own account, in Dollars, a fronting fee with respect to each Letter of Credit issued by such L/C Issuer at the rate of 0.125% per annum on the face amount of each such Letter of Credit, computed on the Dollar Equivalent of the daily amount available to be drawn under such Letter of Credit on a quarterly basis in arrears (any such fronting fee, a “Fronting Fee”). Fronting Fees shall be due and payable on the date that is ten Business Days after the last day of each March, June, September and December in respect of the most recently-ended quarterly period (or portion thereof, in the case of the first payment), commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand; provided that, notwithstanding the foregoing, except in the event that there exists any Event of Default under Section 8.01(f) when such Fronting Fee is due, the Fronting Fee shall be due but not payable until five days following receipt by Borrower of an invoice from the applicable L/C Issuer setting forth the amount payable. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.08. In addition, the Borrower shall pay directly to the applicable L/C Issuer for its own account, in Dollars, the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such L/C Issuer relating to letters of credit or bank guarantees, as applicable, as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.

(k)Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.

(l)Letters of Credit Issued for Restricted Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Restricted Subsidiary, the Borrower shall be obligated to reimburse the applicable L/C Issuer hereunder for any and all drawings under such Letter of Credit. The Borrower hereby

73

acknowledges that the issuance of Letters of Credit for the account of Restricted Subsidiaries inures to the benefit of the Borrower, and that the Borrower’s business derives substantial benefits from the businesses of such Restricted Subsidiaries.

(m)Additional L/C Issuer. Any Person permitted to become an L/C Issuer pursuant to the definition of L/C Issuer may become an L/C Issuer under this Agreement with the obligations, rights, powers and privileges of an L/C Issuer hereunder by executing a joinder, in a form reasonably satisfactory to (and acknowledged and accepted by) the Administrative Agent, indicating such Lender’s L/C Issuance Limit and, upon the execution and delivery of any such joinder, such Lender shall be an L/C Issuer for all purposes hereof.

(n)Reallocation.    If at any time prior to the termination in full of the L/C Facility, a portion of the L/C Commitments of any Lender expire as a result of the occurrence of the Letter of Credit Expiration Date with respect thereto, then, the participation obligations with respect to existing Letters of Credit shall be fully reallocated to the remaining L/C Commitment Lenders (subject to the limitations set forth in Section 2.03(a)(i) as if such Letters of Credit were being issued at such time) or such L/C Issuer shall enter into arrangements satisfactory to it (such as through the posting of Cash Collateral) with the Borrower to eliminate such L/C Issuer’s risk with respect to such expiring L/C Commitments.

(o)Renewable JVs.    No Letter of Credit shall be issued on account of any Renewable JV or to the Borrower or any Restricted Subsidiary to support the obligations, contingent or otherwise, of any Renewable JV.

2.04[Reserved].

2.05Prepayments ~~and Commitment Reductions~~.

(a)Voluntary Prepayments. The Borrower may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay L/C Borrowings in whole or in part, subject to Section 2.05(d), without premium or penalty; provided that (i) such notice must be received by the Administrative Agent not later than 11:00 a.m., New York City time (or such other later time which is acceptable to the Administrative Agent), (A) three Business Days prior to any date of prepayment of Eurocurrency Rate Loans and (B) on the date of prepayment of Base Rate Loans; (ii) any prepayment of Eurocurrency Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof; and (iii) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, the entire amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid and, if Eurocurrency Rate Loans are to be prepaid, the Interest Period(s) of such Loans. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s ratable portion of such prepayment (based on such Lender’s Applicable Percentage in respect of the relevant Facility). If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein; provided that any such notice may be contingent upon the consummation of a refinancing and such notice may otherwise be extended or revoked, in each case, with the requirements of Section 3.05 to apply to any failure

74

of the contingency to occur and any such extension or revocation. Any prepayment of a Eurocurrency Rate Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05. Each prepayment of the outstanding Loans pursuant to this Section 2.05(a) shall be applied to the Type(s) of Loan(s) in the manner as the Borrower shall direct, and each prepayment of Loans shall be paid to the Lenders in accordance with their respective Applicable Percentages in respect of each of the relevant Facilities.

(b)Mandatory ~~Prepayment~~Prepayments. (i) To the extent that the aggregate consideration for the payment or prepayment of principal of, or redemption, purchase, retirement, defeasance (including in-substance or legal defeasance) of Remaining 2022 Notes (including at the stated maturity thereof, pursuant to the basket set forth in Section 7.06(n)(B)(i) or otherwise, but excluding pursuant to the baskets set forth in Section 7.06(n)(B)(ii) and 7.06(n)(B)(iii)) exceeds $22,950,000.00 (any such payment in excess thereof, a “Remaining 2022 Notes Excess Repayment”), not later than 5 Business Days after such Remaining 2022 Notes Excess Repayment, the Borrower shall make (or cause to be made) a prepayment in an amount equal to such Remaining 2022 Notes Excess Repayment to be applied, first, pro rata to outstanding L/C Borrowings and, second, to Cash Collateralize Letters of Credit issued hereunder, provided that the amount of such Cash Collateralization may be decreased on a dollar-for-dollar basis to the extent the Borrower elects to and makes an L/C Commitment reduction of unused L/C Commitments pursuant to Section 2.06(a) prior to 5 Business Days after the applicable Remaining 2022 Notes Excess Repayment.

(ii)If on any Renewable Commitment Reduction Date (including as a result of any L/C Commitment reductions pursuant to Section 2.06(b)(ii) or payments of Renewable Investment Reserve Amounts made pursuant to Section 2.06(b)(iii), in each case, on such Renewable Commitment Reduction Date) (A) the aggregate Renewable Investment Reserve Amount paid by the Borrower exceeds 106% of the greater of (x) the L/C Facility on such date and (y) the aggregate outstanding face value of the Letters of Credit on such date or (B) if there are no L/C Commitments then in effect and no Letters of Credit Outstanding, the Borrower shall make (or cause to be made) a prepayment to be applied pro rata to outstanding L/C Borrowings on or before the tenth Business Day immediately succeeding each such Renewable Commitment Reduction Date in an amount equal to any portion of the Renewable Commitment Reduction Date Amount not otherwise applied as an L/C Commitment reduction pursuant to Section 2.06(b)(ii) or Renewable Investment Reserve Amount payment under Section 2.06(b)(iii) on such Renewable Commitment Reduction Date.

(iii)Each prepayment of L/C Borrowings under this clause (b) shall be (x) paid to the ~~L/C Borrowings~~Administrative Agent for the benefit of the L/C Borrowing Lenders in accordance with their respective Applicable Percentages. and (y) applied on a pro rata basis to the then outstanding Base Rate Loans and Eurocurrency Rate Loans. Any prepayment of a Eurocurrency Rate Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05.

(c)Excess Over L/C Commitment. If the Administrative Agent notifies the Borrower at any time that the Dollar Equivalent of the Total L/C Commitment Outstandings at such time exceeds the L/C Commitments then in effect, then, within two Business Days after receipt of

75

such notice, the Borrower shall Cash Collateralize the L/C Obligations in an aggregate amount sufficient to reduce such Outstanding Amount as of such date of payment to an amount not to exceed 100% of the L/C Commitments then in effect. The Administrative Agent may, at any time and from time to time after the initial deposit of such Cash Collateral, request that additional Cash Collateral be provided in order to protect against the incremental effects of further exchange rate fluctuations if the Dollar Equivalent of the Total L/C Commitment Outstandings at such time less the amount of Cash Collateral held by the Administrative Agent with respect to obligations to honor Letter of Credit drawings exceeds the L/C Commitments then in effect.

(d)Prepayment Premium.

(i)The Borrower shall pay to the Administrative Agent, for the benefit of each L/C Borrowing Lender in accordance with its Applicable Percentage in connection with prepayments made under Section 2.05(a), (x) with respect to any prepayment made prior to the date that is two years after the Closing Date, the Applicable Premium and (y) and with respect to any prepayment made after the date that is two years after the Closing Date but on or prior to the date that is two years and six months after the Closing Date, 3.00% of the principal amount of Loans prepaid.

(ii)Without limiting the generality of the foregoing, it is understood and agreed that if the Loans are accelerated or otherwise become due prior to their stated maturity, in each case, as a result of an Event of Default (including, without limitation, an Event of Default under clause (f) of Section 8.01 (including the acceleration of any portion of the Loans by operation of law)), the greater of (x) the Applicable Premium and (y) the amount by which the applicable redemption price set forth in clause (i)(y) above exceeds the principal amount of the Loans (the “Redemption Price Premium”), as applicable, with respect to an optional prepayment of the Loans shall also be due and payable as though the Loans had been optionally redeemed on the date of such acceleration and shall constitute part of the Obligations with respect to the Loans in view of the impracticability and difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of each holder’s lost profits as a result thereof. If the Redemption Price Premium becomes due and payable, it shall be deemed to be principal of the Loans, and interest shall accrue on the full principal amount of the Loans (including the Redemption Price Premium) from and after the applicable triggering event, including in connection with an Event of Default specified under clause (f) of Section 8.01. Any Redemption Price Premium payable above shall be presumed to be liquidated damages sustained by each holder as the result of the acceleration of the Loans and the Borrower and the Loan Parties to the extent they provide guarantees for the Obligations pursuant to the Guaranty agree that it is reasonable under the circumstances currently existing. The premium shall also be payable in the event the Loans or the Obligations are satisfied, released or discharged through foreclosure, whether by judicial proceeding, deed in lieu of foreclosure, sale or collection of Collateral or by any other means, or in connection with the restructuring, reorganization or compromise of the obligations by a plan of reorganization or otherwise. The Borrower and, if applicable, the Loan Parties will expressly agree (to the fullest extent they may lawfully do so) that: (A) the Redemption Price Premium is reasonable and is the product of an arm’s length transaction between sophisticated business entities ably represented by counsel; (B) the Redemption Price Premium shall be payable notwithstanding the then prevailing market rates at

76

the time acceleration occurs; (C) there has been a course of conduct between holders and the Borrower giving specific consideration in this transaction for such agreement to pay the Redemption Price Premium; and (D) the Borrower shall be estopped from claiming differently than as agreed to in this paragraph. The Borrower and, if applicable, the Loan Parties expressly acknowledge that their agreement to pay the Redemption Price Premium to Lenders as herein described was a material inducement to the Lenders to enter into this Agreement.

2.06    Termination or Reduction of L/C Commitments.

(a)Optional. The Borrower may, upon notice to the Administrative Agent, terminate the L/C Commitments, or from time to time permanently reduce the L/C Commitments in whole or in part, subject to Section 2.06(d), without premium or penalty; provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m., New York City time, three Business Days prior to the date of termination or reduction, (ii) any such partial reduction with respect to the L/C Commitments shall be in an aggregate amount of $5,000,000 or any whole multiple of $1,000,000 in excess thereof, and (iii) the Borrower shall not terminate or reduce the L/C Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Total L/C Commitment Outstandings under the L/C Facility would exceed the L/C Commitments under the L/C Facility. The Administrative Agent will promptly notify the L/C Lenders of any such notice of the foregoing, and any such notice may be contingent upon the consummation of a refinancing and such notice may otherwise be extended or revoked.

(b)Automatic Commitment Reductions.

(i)~~(b) Automatic Commitment Reduction~~L/C Borrowings. The L/C Commitments automatically shall be reduced upon the deemed making of any L/C Borrowing in the aggregate principal amount of such L/C Borrowing made.

(ii)Renewable Commitment Reduction Date. On the tenth Business Day immediately succeeding each Renewable Commitment Reduction Date, the L/C Commitments automatically shall be reduced in an amount equal to the lesser of (i) the applicable Renewable Commitment Reduction Date Amount and (ii) the unused L/C Commitments on such Renewable Commitment Reduction Date.

(iii)Renewable Investment Reserve Amount Payments. If on any Renewable Commitment Reduction Date, the applicable Renewable Commitment Reduction Date Amount exceeds the unused L/C Commitments on such Renewable Commitment Reduction Date, then, on the tenth Business Day immediately succeeding such Renewable Commitment Reduction Date, the Borrower shall make a payment to the Administrative Agent for the benefit of the L/C Commitment Lenders in the amount of such excess (each such amount, a “Renewable Investment Reserve Amount”) in accordance with each such L/C Commitment Lender’s respective Applicable Percentage of the L/C Facility until the aggregate Renewable Investment Reserve Amount paid by the Borrower exceeds 106% of the greater of (x) the L/C Facility on such date and (y) the aggregate outstanding face value of the Letters of Credit on such date.

(c)Application of Commitment Reductions; Payment of Fees. Upon any reduction of the L/C Commitments, the L/C Commitment of each L/C Lender shall be reduced by such L/C

77

Lender’s Applicable Percentage in respect of the L/C Facility of such reduction amount. All fees and other amounts under this Agreement in respect of the L/C Facility accrued until the effective date of any termination of the L/C Facility shall be paid on the effective date of such termination.

(d)Prepayment Premium.

(i)The Borrower shall pay to the Administrative Agent, for the benefit of each L/C Commitment Lender in accordance with its Applicable Percentage in connection with reductions and terminations made under Section 2.06(a), (x) with respect to any reductions or termination made prior to the date that is two years after the Closing Date, the Applicable Premium and (y) and with respect to any reductions or termination made after the date that is two years after the Closing Date and the date that is two years and six months after the Closing Date, 3.00% of the L/C Commitment reduced or terminated.

(ii)Without limiting the generality of the foregoing, it is understood and agreed that if the L/C Commitment is terminated prior to the Letter of Credit Expiration Date, as a result of an Event of Default (including, without limitation, an Event of Default under clause (f) of Section 8.01 (including the early termination or reduction of any portion of the L/C Commitment by operation of law)), the greater of (x) the Applicable Premium and (y) the amount by which the applicable redemption price set forth in clause (i)(y) above exceeds the L/C Commitment reduced or terminated (the “L/C Commitment Redemption Price Premium”), as applicable, with respect to an optional reduction or termination of the L/C Commitment shall also be due and payable as though the L/C Commitment had been optionally reduced or terminated on the date of such earlier reduction or termination and shall constitute part of the Obligations with respect to the L/C Commitment in view of the impracticability and difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of each holder’s lost profits as a result thereof. If the L/C Commitment Redemption Price Premium becomes due and payable, it shall be deemed to be principal of a Loans, and interest shall accrue on the full principal amount of such Loan (including the L/C Commitment Redemption Price Premium) from and after the applicable triggering event, including in connection with an Event of Default specified under clause (f) of Section 8.01. Any L/C Commitment Redemption Price Premium payable above shall be presumed to be liquidated damages sustained by each holder as the result of the early termination or reduction of the L/C Commitment and the Borrower and the Loan Parties to the extent they provide guarantees for the Obligations pursuant to the Guaranty agree that it is reasonable under the circumstances currently existing. The Borrower and, if applicable, the Loan Parties will expressly agree (to the fullest extent they may lawfully do so) that: (A) the L/C Commitment Redemption Price Premium is reasonable and is the product of an arm’s length transaction between sophisticated business entities ably represented by counsel; (B) the L/C Commitment Redemption Price Premium shall be payable notwithstanding the then prevailing market rates at the time early reduction or termination occurs; (C) there has been a course of conduct between holders and the Borrower giving specific consideration in this transaction for such agreement to pay the L/C Commitment Redemption Price Premium; and (D) the Borrower shall be estopped from claiming differently than as agreed to in this paragraph. The Borrower and, if applicable, the Loan Parties expressly acknowledge that their agreement to pay the L/C Commitment Redemption Price Premium to

78

Lenders as herein described was a material inducement to the Lenders to enter into this Agreement.

2.07    Repayment of Loans.

The Borrower shall repay to the Lenders on the Maturity Date the aggregate principal amount of all L/C Borrowings outstanding on such date.

2.08    Interest.

(a)Subject to the provisions of subsection (b) below, (i) each Eurocurrency Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurocurrency Rate for such Interest Period plus the Applicable Rate; and (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate.

(b)If any amount of principal or interest of any Loan (or any other Obligations) is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

(c)Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

2.09 Fees. In addition to certain fees described in subsections (i) and (j) of Section 2.03:

(a)Commitment Fee. The Borrower shall pay to the Administrative Agent for the account of each L/C Commitment Lender in accordance with its Applicable Percentage in respect of the L/C Facility, a commitment fee in Dollars equal to the Commitment Fee Rate times the actual daily amount by which the aggregate L/C Commitments of all L/C Lenders exceed the sum of the Outstanding Amount of L/C Obligations of the Borrower, determined on the last day of the immediately preceding fiscal quarter. The commitment fee shall accrue at all times during the Availability Period, including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date and on the Maturity Date.

(b)The Borrower shall pay to the Administrative Agent for their own respective accounts, in Dollars, fees in the amounts and at the times specified in the Fee Letter. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

79

2.10Computation of Interest and Fees. All computations of interest for Base Rate Loans, where the rate of interest is calculated on the basis of the prime rate, and of Fronting Fees shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed. Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

2.11Evidence of Debt. (a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender to the Borrower made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such Lender’s Loans to the Borrower in addition to such accounts or records. Each Lender may attach schedules to a Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.

(b)    In addition to the accounts and records referred to in subsection (a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

2.12Payments Generally; Administrative Agent’s Clawback.

(a)General. All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in Dollars and in Same Day Funds not later than 2:00 p.m., New York City time, on the date specified herein. If, for any reason, the Borrower is prohibited by any Law from making any required payment hereunder in an Alternative Currency, the Borrower shall make such payment in Dollars in the Dollar Equivalent of the Alternative Currency payment amount. The Administrative Agent will promptly distribute to each Lender its Applicable Percentage of such payment in like funds as received by wire transfer to such

80

Lender’s Lending Office. All payments received by the Administrative Agent after 3:00 p.m., New York City time shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

(b)(i)    [reserved].

(ii)    Payments by Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the L/C Issuer hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the L/C Issuer, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the L/C Issuer, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or the L/C Issuer, in Same Day Funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the NYFRB Rate.

A notice of the Administrative Agent to any Lender or Borrower with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error.

(c)Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender to the Borrower as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall promptly return such funds (in like funds as received from such Lender) to such Lender, without interest.

(d)Obligations of Lenders Several. The obligations of the Lenders hereunder to make Loans and/or L/C Advances, to fund participations in Letters of Credit and to make payments pursuant to Section 10.04(c) are several and not joint. The failure of any Lender to make any Loan and/or L/C Advance, to fund any such participation or to make any payment under Section 10.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to fund its participation or to make its payment under Section 10.04(c).

(e)Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

81

2.13Pro Rata; Sharing of Payments by Lenders. Except as otherwise expressly provided in this Agreement, each payment (including each prepayment) by the Borrower on account of principal of and interest or fees on any L/C Borrowings or L/C Obligations shall be allocated by the Administrative Agent pro rata according to the respective outstanding principal amounts of the Loans of such Class then held by the respective Lenders of such Class. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the Loans made by it (or the participation in L/C Obligations held by it) resulting in such Lender’s receiving payment of a proportion of the aggregate amount of such Loans or participations and accrued interest thereon greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact and (b) purchase (for cash at face value) participations in the applicable Loans (and subparticipations in L/C Obligations) of the other Lenders of such Class, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans of the applicable Class and other amounts owing them, provided that:

(a)if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

(b)the provisions of this Section shall not be construed to apply to (i) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or (ii) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its L/C Borrowings (or subparticipations in L/C Obligations) to any assignee or participant.

The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

2.14~~[Reserved]~~Renewable Investment Reserve Return.

. If at any time the Renewable Investment Reserve Amounts the Borrower has paid exceeds in the aggregate 106% of the greater of (x) the L/C Facility at such time and (y) the aggregate outstanding face value of the Letters of Credit at such time, each L/C Commitment Lender, at the written request of the Borrower to the L/C Commitment Lenders, shall, in accordance with each such L/C Commitment Lender’s respective Applicable Percentage of the L/C Facility, cause its portion of such excess to be paid to the Borrower (a “Renewable Investment Reserve Return”) for use in the ordinary course of its business within 10 Business Days by wire transfer of such funds in accordance with instructions provided to (and reasonably acceptable to) the L/C Commitment Lenders by the Borrower.

82

2.15[Reserved].

2.16Refinancing Debt.

(a)Refinancing L/C Facility. The Borrower may, without the consent of any Lender, extend, refinance, renew or replace, in whole or in part, the L/C Borrowings or the L/C Commitments under the L/C Facility with one or more term loan facilities (each a “Refinancing L/C Borrowing Facility”) or one or more letter of credit facilities (each a “Refinancing “L/C Commitment Facility” (each Refinancing L/C Borrowing Facility and Refinancing L/C Commitment Facility, a “Refinancing L/C Facility”); provided that any such request for a Refinancing L/C Facility shall be in a minimum amount equal to the lesser of (i) $25,000,000 and (ii) the entire amount of any Facility which is being extended, refinanced, renewed or replaced under this Section 2.16.

(b)Refinancing L/C Facility Lender. A Refinancing L/C Facility may be provided by
(i) (x) with respect to a Refinancing L/C Borrowing Facility, an existing Lender or (y) with respect to a Refinancing L/C Commitment Facility, an existing L/C Commitment Lender (but, in each case, no Lender shall be obligated to provide a commitment in respect of a Refinancing L/C Facility, nor shall the Borrower have any obligation to approach any existing Lenders to provide a commitment in respect of a Refinancing L/C Facility) or (ii) any other Refinancing L/C Facility Lender so long as any such Person is approved by the Administrative Agent and any other Person who would have consent rights pursuant to Section 10.06(b) if such Refinancing L/C Facility Lender was becoming an L/C Commitment Lender or L/C Borrowing Lender, as applicable. Subject to any such consents being received and if not already a party hereto, any such Refinancing L/C Facility Lender may become a party to this Agreement by entering into a joinder agreement in form and substance reasonably satisfactory to the Administrative Agent.

(c)Effective Date. In connection with any Refinancing L/C Facility, the Administrative Agent and the Borrower shall determine the effective date (the “Refinancing Facility Effective Date”). The Administrative Agent shall promptly notify the Borrower and the Lenders of the principal amount of the Refinancing L/C Facility and the Refinancing Facility Effective Date.

(d)Conditions to Effectiveness of Refinancing L/C Facility. The effectiveness of each Refinancing L/C Facility shall be subject to the following conditions:

(i)the aggregate principal amount (or accreted value, if applicable) of any Refinancing L/C Facility will not exceed the outstanding aggregate principal amount (or accreted value, if applicable) of any Facility which it is extending, refinancing, renewing or replacing plus any Permitted Refinancing Increase, unless such additional principal amount would otherwise be permitted pursuant to (and any such additional amount shall be deemed to have been incurred under) Section 7.03 and, if applicable, Section 7.01;

(ii)such Refinancing L/C Facility shall have the same guarantees as, and be secured on a pari passu basis with, the Secured Obligations; provided that, if agreed by the Borrower and the relevant Refinancing L/C Facility Lenders, the Refinancing L/C Facility may

83

be subject to lesser guarantees or be unsecured or less secured, or the Liens securing the Refinancing L/C Facility may rank junior to the Liens securing the L/C Facility;

(iii)in the event such Refinancing Facility is a Refinancing L/C Borrowing Facility, such Refinancing L/C Facility (A) shall have (1) a final maturity no earlier than the Maturity Date with respect to the L/C Borrowing Facility and (2) a weighted average life no shorter than that of the L/C Borrowing Facility and (B) shall not have any terms which require it to be voluntarily or mandatorily prepaid prior to the prepayment in full of the L/C Borrowings, unless accompanied by at least a ratable payment of the L/C Borrowings;

(iv)in the event such Refinancing L/C Facility is a Refinancing L/C Commitment, such Refinancing L/C Facility shall have a final maturity no earlier than the Maturity Date with respect to the L/C Commitment and shall require no mandatory commitment reduction prior to such Maturity Date, unless accompanied by at least ratable mandatory commitment reduction, as applicable, of the L/C Commitment; and

(v)to the extent such terms and documentation for the Refinancing L/C Facility are not substantially consistent with the applicable Loan Documents, they shall be reasonably satisfactory to the Administrative Agent, unless such terms (A) are more favorable to the Borrower, taken as a whole, than the Loan Documents in respect of the L/C Commitment Facility, in the case of a Refinancing L/C Commitment Facility, or the L/C Borrowing Facility, in the case of a Refinancing L/C Borrowing Facility (or the Lenders under the L/C Commitment Facility or the L/C Borrowing Facility, as applicable, receive the benefit of the more restrictive terms, which, for avoidance of doubt, may be provided to them without their consent), in each case, as certified by a Responsible Officer of the Borrower in good faith, (B) concern pricing (including interest rates, rate floors, fees, OID or other fees), the amortization schedule, commitment reductions, prepayments and any prepayment premiums applicable to such Refinancing L/C Facility or (C) apply after the Maturity Date.

(e)Amendment. With the consent of the Lenders providing a Refinancing L/C Facility, the Borrower and the Administrative Agent (and without the consent of the other Lenders), this Agreement shall be amended in a writing (which may be executed and delivered by the Borrower and the Administrative Agent) to reflect any changes necessary to give effect to such Refinancing L/C Facility in accordance with its terms (including, without limitation, to give such Refinancing L/C Facility the benefits of Section 2.05, as applicable).

(f)Conflicting Provisions. This Section shall supersede any provisions in Section
2.13 to the contrary.

2.17Cash Collateral.

(a)Sections 2.03, 2.05 and 8.02(c) set forth certain additional requirements to deliver Cash Collateral hereunder. For purposes of Sections 2.03, 2.05 and 8.02(c), “Cash Collateralize” means (i) (other than with respect to Extended Letters of Credit in connection with Section 2.03(a)(ii)(B)) to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the L/C Issuers, as collateral for the obligation to honor drawings under the Letters of Credit, cash or deposit account balances pursuant to documentation in form and substance reasonably

84

satisfactory to the Administrative Agent and the applicable L/C Issuer (which documents are hereby consented to by the L/C Commitment Lenders) in an amount equal to 106% of the applicable L/C Obligations or (ii) with respect to Extended Letters of Credit in connection with Section 2.03(a)(ii)(B)) to pledge and deposit with or deliver to the applicable L/C Issuer, for the benefit of such L/C Issuer, as collateral for the obligation to honor drawings under the Letters of Credit issued by such L/C Issuer, cash or deposit account balances pursuant to documentation in form and substance reasonably satisfactory to the applicable L/C Issuer in an amount not to exceed 106% of the L/C Obligations with respect to the applicable Extended Letters of Credit. Derivatives of such term have corresponding meanings. The Borrower, and to the extent provided by any L/C Lender, such L/C Commitment Lender, hereby grants to the Administrative Agent, for the benefit of the L/C Issuers, and each of the L/C Issuers, for the benefit of itself, as applicable, a security interest in all such cash and such deposit account balances therein and all proceeds of the foregoing. Cash Collateral shall be maintained in blocked deposit accounts at the Administrative Agent or another institution reasonably acceptable to the Administrative Agent.

(b)Notwithstanding anything to the contrary contained in this Agreement, (i) Cash Collateral or other credit support (and proceeds thereof) provided by any Defaulting Lender pursuant to Section 2.03 to support the obligations of such Lender in respect of Letters of Credit shall be held and applied, first, to fund the L/C Advances of such Lender, and, second, to fund any interest accrued for the benefit of the applicable L/C Issuer pursuant to Section 2.03(c)(vi) allocable to such Lender, and (ii) Cash Collateral and other credit support (and proceeds thereof) otherwise provided by or on behalf of any Loan Party under Sections 2.03, 2.05(c) or 8.02(c) to support L/C Obligations shall be held and applied, first, to the satisfaction of the specific L/C Obligations or obligations to fund participations therein of the applicable Defaulting Lender for which the Cash Collateral or other credit support was so provided and, second, if remedies under Section 8.02 shall have been exercised, to the application of such collateral or other credit support (or proceeds thereof) to any other Secured Obligations in accordance with Section 8.04.

(c)Cash Collateral and other credit support (or a portion thereof as provided in clause
(2) below) provided under Section 2.03 in connection with any Lender’s status as a Defaulting Lender shall be released to the Person that provided such collateral or other credit support (except as the applicable L/C Issuer and the Person providing such collateral or other credit support may agree otherwise (as applicable)) promptly following the earlier to occur of (A) the termination of such Lender’s status as a Defaulting Lender or (B) the applicable L/C Issuer’s good faith determination, (1) in the case of such Cash Collateral or other credit support provided by or on behalf a Defaulting Lender, that there remain outstanding no L/C Obligations as to which it has actual or potential fronting exposure in relation to such Lender as to which it desires to maintain Cash Collateral or other credit support and (2) in the case of such Cash Collateral or other credit support provided by or on behalf of a Loan Party, that the outstanding L/C Obligations as to which it has actual or potential fronting exposure in relation to such Lender are less than the value of such Cash Collateral or other credit support provided (such release to be provided upon reasonable request from the Borrower to the Administrative Agent and only to the extent of the excess amount of Cash Collateral or other credit support provided); subject, however, to the additional condition that, as to any such collateral or other credit support

85

provided by or on behalf of a Loan Party, no Default or Event of Default shall then have occurred and be continuing.

2.18Defaulting Lenders. Notwithstanding anything contained in this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:

(a)Reallocation of Loan Payments. Any payment or prepayment (i) of any portion of the principal amount of Loans of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise) shall be applied, first, to the Loans of other L/C Lenders as if such Defaulting Lender had no Loans outstanding, until such time as the Outstanding Amount of L/C Obligations of each Lender shall equal its pro rata share thereof based on its Applicable Percentage (without giving effect to Section 2.18(c)), ratably to the Lenders in accordance with their Applicable Percentages of Loans being repaid or prepaid, second, to the then outstanding amounts (including interest thereon) owed under the terms hereof by such Defaulting Lender to the Administrative Agent, L/C Issuer or (to the extent the Administrative Agent has received notice thereof) to any other Lender, ratably to the Persons entitled thereto, third, to the posting of Cash Collateral in respect of its Applicable Percentage of L/C Obligations, ratably to the L/C Issuers in accordance with their respective applicable fronting exposure, and fourth, the balance, if any, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction, and (ii) of any other amounts thereafter received by the Administrative Agent for the account of such Defaulting Lender (including amounts made available to the Administrative Agent by such Defaulting Lender pursuant to Section 10.08) to have been paid to such Defaulting Lender and applied on behalf of such Defaulting Lender, first, to the liabilities above referred to in item second of clause (i) above, second, to the matters above referred to in item third of clause (i) above, and third, the balance, if any, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction. Any of such amounts as are reallocated pursuant to this Section 2.18(a) that are payable or paid (including pursuant to Section 10.08) to such Defaulting Lender shall be deemed paid to such Defaulting Lender and applied by the Administrative Agent on behalf of such Defaulting Lender, and each Lender hereby irrevocably consents thereto.

(b)Certain Fees. Such Defaulting Lender (i) shall not be entitled to receive any commitment fee on the unused portion of its Commitment pursuant to Section 2.09(a) for any period during which such Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to such Defaulting Lender in respect of its unused Commitment) and (ii) shall not be entitled to receive any Letter of Credit Fees pursuant to Section 2.03(i) for any period during which such Lender is a Defaulting Lender (and, unless required by the following sentence, the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to such Defaulting Lender). If any Defaulting Lender’s L/C Obligations are neither cash collateralized nor reallocated pursuant to this Section 2.18, then, without prejudice to any rights or remedies of the L/C Issuer or any Lender hereunder, all fees payable to such Defaulting Lender under Section 2.03 shall be payable to the L/C Issuer until such L/C Obligations are Cash Collateralized or reallocated.

86

(c)Reallocation of Applicable Percentages to Reduce Fronting Exposure. During any period in which there is a Defaulting Lender, for purposes of computing the amount of the obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit pursuant to Section 2.03, the “Applicable Percentage” of each non-Defaulting Lender shall be computed without giving effect to the Commitment of such Defaulting Lender in either the numerator or the denominator; provided, that, in all cases, the obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit shall not exceed the positive difference, if any, between (1) the Commitment of such non-Defaulting Lender and (2) such Lender’s Applicable Percentage of the aggregate Outstanding Amount of all L/C Obligations (prior to giving effect to such reallocation). For avoidance of doubt, this Section 2.18(c) will operate for the benefit of the L/C Issuer notwithstanding the fact that a Letter of Credit is issued at the time that one or more Defaulting Lenders exist hereunder (regardless of whether the L/C Issuer has notice thereof). Notwithstanding any provision contained herein to the contrary, during any period in which a Default or Event of Default has occurred and is continuing the provisions of this Section 2.18(c) shall not apply.

A Lender that has become a Defaulting Lender because of an event referenced in the definition of Defaulting Lender may cure such status and shall no longer constitute a Defaulting Lender as a result of such event when (i) such Defaulting Lender shall have fully funded or paid, as applicable, all Loans, L/C Advances, participations in respect of Letters of Credit or other amounts required to be funded or paid by it hereunder as to which it is delinquent (together, in each case, with such interest thereon as shall be required to any Person as otherwise provided in this Agreement), (ii) the Administrative Agent and each of the Borrower shall have received a certification by such Defaulting Lender of its ability and intent to comply with the provisions of this Agreement going forward, and (iii) each of (w) the Administrative Agent, (x) any L/C Issuer and any other Lender as to which a delinquent obligation was owed and (y) the Borrower, shall have determined (and notified the Administrative Agent) that they are satisfied, in their sole discretion, that such Defaulting Lender intends to continue to perform its obligations as a Lender hereunder and has all approvals required to enable it, to continue to perform its obligations as a Lender hereunder. No reference in this subsection to an event being “cured” shall by itself preclude any claim by any Person against any Lender that becomes a Defaulting Lender for such damages as may otherwise be available to such Person arising from any failure to fund or pay any amount when due hereunder or from any other event that gave rise to such Lender’s status as a Defaulting Lender.

2.19Dutch Auction Repurchases.

(a)Notwithstanding anything to the contrary contained in this Agreement, the Borrower and its Subsidiaries may at any time and from time to time purchase L/C Borrowings and enter into Borrower L/C Commitment Participations, by conducting modified Dutch auctions (each, an “Auction”) (each Auction to be managed exclusively by the Administrative Agent or another investment bank of recognized standing elected by the Borrower following consultation with the Administrative Agent in accordance with the Auction Procedures (in such capacity, the “Auction Manager”)), so long as the following conditions are satisfied:

87

(i)no Default or Event of Default shall have occurred and be continuing at the time of the purchase of any L/C Borrowings and entry into Borrower L/C Commitment Participations in connection with any Auction;

(ii)the minimum principal amount (calculated on the face amount thereof) of all Total Outstandings and the aggregate unused L/C Commitments that the Borrower purchases in any such Auction shall be no less than $1,000,000 and whole increments of $500,000 in excess thereof (unless another amount is agreed to by the Administrative Agent and Auction Manager);

(iii)the aggregate principal amount (calculated on the face amount thereof) of all L/C Borrowings so purchased by the Borrower or its Subsidiaries shall immediately and automatically be cancelled and retired by them on the settlement date of the relevant purchase (and may not be resold);

(iv)the Borrower will promptly advise the Administrative Agent of the total amount of all L/C Borrowings so purchased by the Borrower or its Subsidiaries and the Administrative Agent is authorized to make appropriate entries in the Register to reflect such cancellation and retirement; and

(v)no more than one Auction may be ongoing at any one time.

(b)The Borrower shall have no liability to any Lender for any termination of the respective Auction as a result of its failure to satisfy one or more of the conditions set forth above which are required to be met at the time which otherwise would have been the time of purchase of L/C Borrowings or entry into Borrower L/C Commitment Participations, pursuant to the respective Auction, and any such failure shall not result in any Default hereunder. With respect to all purchases of L/C Borrowings and entries into Borrower L/C Commitment Participations made by the Borrower pursuant to this Section 2.19, (i) the Borrower shall pay on the settlement date of each such purchase all accrued and unpaid interest (except to the extent otherwise set forth in the relevant offering documents), if any, on the purchased L/C Borrowings up to the settlement date of such purchase and (ii) such purchases (and the payments made by the Borrower or its Subsidiaries and the cancellation of the purchased L/C Borrowings, in each case, in connection therewith) shall not constitute voluntary or mandatory payments or prepayments for purposes of Sections 2.05 or 2.06.

(c)The Administrative Agent and the Lenders hereby consent to the Auctions and the other transactions contemplated by this Section 2.19 (provided that no Lender shall have an obligation to participate in any such Auctions) and hereby waive the requirements of any provision of this Agreement (including, without limitation, Sections 2.05, 2.06, 2.12, 2.13 and 10.06, it being understood and acknowledged that purchases of the L/C Borrowings and entry into Borrower L/C Commitment Participations by the Borrower or its Subsidiaries contemplated by this Section 2.19 shall not constitute Investments by the Borrower) that may otherwise prohibit any Auction or any other transaction contemplated by this Section 2.19. The Auction Manager acting in its capacity as such hereunder shall be entitled to the benefits of the provisions of Article IX and Section 10.04 mutatis mutandis as if each reference therein to the “Administrative Agent” were a reference to the Auction Manager, and the Administrative Agent

88

shall cooperate with the Auction Manager as reasonably requested by the Auction Manager in order to enable it to perform its responsibilities and duties in connection with each Auction.

2.20Open Market Repurchases.

Notwithstanding anything to the contrary contained in this Agreement, the Borrower and its Subsidiaries may at any time and from time to time make open market purchases of L/C Borrowings and enter into open market Borrower L/C Commitment Participations (each, an “Open Market Purchase”), so long as no Default or Event of Default shall have occurred and be continuing on the time of such Open Market Purchase. All offers for Open Market Purchases of L/C Borrowings and L/C Commitment Participations shall be made pursuant to a bona fide offer to all Lenders ratably in accordance with the Total Outstandings and the aggregate unused L/C Commitments, provided that if any Lender holds L/C Borrowings and L/C Commitments at the time of any such Open Market Purchase offer, such offer will be deemed to made, first, to such Lender’s L/C Borrowings and, second, if such Lenders’ pro rata allocation of the Open Market Purchase offer is in excess of such Lender’s principal amount of L/C Borrowings outstanding, to such Lender’s L/C Commitment pursuant to a Borrower L/C Commitment Participation. The offer must specify an expiration date (the “expiration date”) not less than 30 days or more than 60 days after the date of the offer, and, with respect to L/C Borrowings, a settlement date for purchase (the “purchase date”) not more than five Business Days after the expiration date. The offer must include information concerning the business of the Borrower and its Subsidiaries which the Borrower in good faith believes will enable the holders to make an informed decision with respect to the Open Market Purchase offer. The offer will also contain instructions and materials necessary to enable Lenders to exercise the Open Market Purchase pursuant to the offer.

(a)The aggregate principal amount (calculated on the face amount thereof) of all L/C Borrowings so purchased by the Borrower or its Subsidiaries shall immediately and automatically be cancelled and retired by them on the settlement date of the relevant purchase (and may not be resold).

(b)The Borrower will promptly advise the Administrative Agent of the total amount of all L/C Borrowings so purchased by the Borrower or its Subsidiaries and the Administrative Agent is authorized to make appropriate entries in the Register to reflect such cancellation and retirement.

(c)With respect to all purchases of L/C Borrowings made by the Borrower pursuant to this Section 2.20, (i) the Borrower or its Subsidiaries shall pay on the settlement date of each such purchase all accrued and unpaid interest, if any, on the purchased L/C Borrowings up to the settlement date of such purchase (except to the extent otherwise set forth in the relevant purchase document as agreed by the respective selling Lender) and (ii) such purchases (after the payments made by the Borrower or its Subsidiaries and the cancellation of the purchased L/C Borrowings, in each case in connection therewith) shall not constitute voluntary or mandatory payments or prepayments for purposes of Sections 2.05 or 2.07.

(d)The Administrative Agent and the Lenders hereby consent to the Open Market Purchases contemplated by this Section 2.20 and hereby waive the requirements of any provision

89

of this Agreement (including, without limitation, Sections 2.05, 2.07, 2.12, 2.13 and 10.06, it being understood and acknowledged that purchases of the L/C Borrowings and entries into Borrower L/C Commitment Participations by the Borrower or its Subsidiaries contemplated by this Section 2.20 shall not constitute Investments by the Borrower or its Subsidiaries) that may otherwise prohibit any Open Market Purchase by this Section 2.20.

2.21Mandatory Offers.

(a)Closing Date Offer. Within 15 calendar days of the Closing Date, the Borrower shall make an Open Market Purchase offer to the Lenders in an aggregate amount equal to
$3,125,000 of principal amount of L/C Borrowings and L/C Commitments at a discounted price of 80% of par, plus accrued interest, commitment fees and letter of credit fees, if any, to, but not including, the date of purchase or exercise. If the Lenders elect to exercise such Open Market Purchase with respect to an aggregate principal amount of L/C Borrowings and L/C Commitments in excess of $3,125,000, such Open Market Purchases will be effectuated on a pro rata basis. For the avoidance of doubt, no Applicable Premium will be payable with respect to the exercise of the offer pursuant to this clause (a).

(b)(i) Priority Debt Repurchase Triggered Offers. If for any fiscal quarter of the Borrower ending on or before September 30, 2024 (“Debt Repurchase Quarterly Period”), the Borrower or its Restricted Subsidiaries make any open-market repurchases of Priority Lien Debt (which term, for the avoidance of doubt, would not include any 2022 Notes outstanding after the Closing Date) pursuant to Section 7.06(o), the Borrower must, within 30 days of the end of such Debt Repurchase Quarterly Period, make an Open Market Purchase Offer for an aggregate principal amount or commitment amount, as applicable, on a pro rata basis, of (i) 2024 Notes and (ii) Priority Lien Obligations incurred under this Agreement in accordance with the mechanics set forth herein (a “Debt Repurchase Mandatory Offer”) equal to 25.0% of the aggregate principal amount of Indebtedness repurchased during the applicable Debt Repurchase Quarterly Period (the “Available Repurchase Amount”); provided, that any repurchases of pursuant to clause (a) above or pursuant to the Issue Date Offer (as defined in the 2024 Notes Indenture), will not be subject to the Debt Repurchase Mandatory Offer provisions of this clause (b).

(ii)The purchase or exercise price for any 2024 Notes and Priority Lien Obligations repurchased in such Debt Repurchase Mandatory Offer will be at a price to principal amount or commitment amount, as applicable, that is the weighted-average repurchase price for all Indebtedness repurchased during the applicable Debt Repurchase Quarterly Period (other than as pursuant to a prior Debt Repurchase Mandatory Offer), plus accrued interest, commitment fees and letter of credit fees, if any, to, but not including, the date of purchase or exercise.

(iii)If the aggregate principal amount or commitment amount, as applicable, of Obligations hereunder and such other Priority Lien Obligations surrendered in a Debt Repurchase Mandatory Offer exceeds the Available Repurchase Amount, the Borrower will select the Obligations hereunder and 2024 Notes to be purchased on a pro rata basis based on the aggregate outstanding principal amount and committed amounts tendered or electing to exercise the related Open Market Purchase, as applicable, with such adjustments as needed so that no 2024 Notes in an unauthorized denomination are purchased in part based on principal amount of

90

the 2024 Notes tendered, and such Open Market Purchases will be effectuated on a pro rata basis.

(iv)Any repurchases of Priority Lien Debt by the Borrower with Retained Excess Available Repurchase Amounts pursuant to Section 7.06(o) will not be subject to the Debt Repurchase Mandatory Offer provisions of this Section 2.21.

ARTICLE III.
TAXES, YIELD PROTECTION AND ILLEGALITY

3.01Taxes.

(a)Payments Free of Taxes. Any and all payments by or on behalf of any Loan Party hereunder or under any other Loan Document shall be made free and clear of and without deduction or withholding for any Taxes, except as required by applicable Law. If any applicable Law (as determined in the good faith of the applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 3.01(a)) the Administrative Agent, Lender or L/C Issuer, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made.

(b)Payment of Other Taxes by the Borrower. Without duplication of any obligation set forth in subsection (a) above, the Loan Parties shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of any Other Taxes.

(c)Indemnification by the Borrower. The Loan Parties shall jointly and severally indemnify the Administrative Agent, each Lender and each L/C Issuer within 10 days after demand therefor for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by, or required to be withheld or deducted from a payment to, the Administrative Agent, such Lender or such L/C Issuer, as the case may be, on or with respect to any payment made by or on account of any obligation of the Loan Parties under any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or an L/C Issuer (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or an L/C Issuer, shall be conclusive absent manifest error.

(d)Evidence of Payments. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 3.01, the applicable Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by

91

such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(e)Status of Lenders. Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments hereunder or under any other Loan Document shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable Law and from time to time when reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by applicable Law or reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.

Each Lender that is not a Foreign Lender shall deliver to the Borrower and Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter as prescribed by applicable Law or upon the reasonable request of the Borrower or Administrative Agent), two duly completed and executed copies of IRS Form W-9.

Without limiting the generality of the foregoing, each Foreign Lender holding any Loan to the Borrower shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of the Borrower or the Administrative Agent, but only if such Foreign Lender is legally entitled to do so), two copies of whichever of the following is applicable or any subsequent version thereof or successor thereto:

(i) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, duly completed and executed copies of IRS Form W-8BEN or IRS W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty,

(ii)duly completed and executed copies of IRS Form W-8ECI,

(iii) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit M-1 to the effect that such Foreign Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described

92

in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) duly completed and executed copies of IRS Form W-8BEN or W-8BEN-E, as applicable,

(iv)to the extent a Foreign Lender is not the beneficial owner, duly completed and executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form
W-8BEN or IRS Form W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit M-2 or Exhibit M-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit M-4 on behalf of each such direct and indirect partner, and

(v)duly completed and executed copies of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in United States Federal withholding Tax duly completed and executed together with such supplementary documentation as may be prescribed by applicable Law to permit the Borrower or Administrative Agent to determine the withholding or deduction required to be made; provided, that notwithstanding anything to the contrary in this Section 3.01(e), the completion, execution and submission of the documentation described in this clause (v) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by Law and at such time or times as reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for the purposes of this paragraph, “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

Notwithstanding the foregoing, no Lender nor any Participant shall be required to deliver any form or other document under this Section 3.01(e) that it is not legally entitled to deliver.

93

(f)Treatment of Certain Refunds. If the Administrative Agent, any Lender or any L/C Issuer receives a refund with respect to Taxes to which it has been indemnified pursuant to this Section 3.01 (including by the payment of additional amounts pursuant to this Section 3.01), which in the reasonable discretion and good faith judgment of such Administrative Agent, Lender or L/C Issuer is allocable to such payment, it shall promptly pay such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such Administrative Agent, Lender or L/C Issuer incurred in obtaining such refund and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, however, that the Borrower agrees to promptly return such amount (plus any penalties, interest or other charges imposed by the relevant Governmental Authority), to the applicable Administrative Agent, Lender or L/C Issuer, as the case may be, if it receives notice from the applicable Administrative Agent, Lender or L/C Issuer that such Administrative Agent, Lender or L/C Issuer is required to repay such refund to the relevant Governmental Authority. Notwithstanding anything to the contrary in this paragraph (f), in no event will the Administrative Agent, any Lender or L/C Issuer be required to pay any amount to the Borrower pursuant to this paragraph (f) the payment of which would place the Administrative Agent, any Lender or L/C Issuer in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This subsection shall not be construed to require the Administrative Agent, any Lender or L/C Issuer to make available its tax returns (or any other information relating to its Taxes that it deems confidential) to the Borrower or any other Person.

(g)Survival. Each party’s obligations under this Section 3.01 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

3.02Illegality. If any Lender determines that as a result of any Change in Law it becomes unlawful, or that any Governmental Authority asserts that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Eurocurrency Rate Loans, or to determine or charge interest rates based upon the Eurocurrency Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the applicable interbank market, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, (a) any obligation of such Lender to make or continue Eurocurrency Rate Loans or to convert Base Rate Loans to Eurocurrency Rate Loans, shall be suspended and (b) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Eurocurrency Rate component of the Base Rate, the interest rate on Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurocurrency Rate component of the Base Rate, in each case, until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist . Upon receipt of such notice, (i) the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or convert all such Eurocurrency Rate Loans of such Lender to Base Rate Loans (the interest rate on Base Rate Loans of such

94

Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurocurrency Rate component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurocurrency Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurocurrency Rate Loans and (ii) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the Eurocurrency Rate, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Eurocurrency Rate component thereof until the Administrative Agent is advised in writing by such Lender, which it shall do as promptly as possible, that it is no longer illegal for such Lender to determine or charge interest rates based upon the Eurocurrency Rate. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted.

3.03Inability to Determine Rates.

(a)If the Required Lenders determine that for any reason in connection with any request for a Eurocurrency Rate Loan or a conversion to or continuation thereof that (i) adequate and reasonable means do not exist for determining the Eurocurrency Rate (including because the Eurocurrency Rate is not available or published on a current basis) for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan, or (ii) the Eurocurrency Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Eurocurrency Rate Loan, the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, the obligation of the Lenders to make or maintain Eurocurrency Rate Loans in the affected currency or currencies shall be suspended and (ii) in the event of a determination described in the preceding sentence with respect to the Eurocurrency Rate component of the Base Rate, the utilization of the Eurocurrency Rate component in determining the Base Rate shall be suspended, in each case, until the Administrative Agent (upon the instruction of the Required Lenders, who agree to so instruct the Administrative Agent once the circumstances giving rise to the inability ability to determine rates no longer exist) revokes such notice. Upon receipt of such notice, the Borrower may revoke any pending request for conversion to or a continuation of Eurocurrency Rate Loans or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein.

(b)Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) or (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (3) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, or in connection with any Early Opt-in Election, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time)

95

on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders of each Class.

(c)Notwithstanding anything to the contrary herein or in any other Loan Document and subject to the proviso below in this paragraph, if a Term SOFR Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder or under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document; provided that, this clause (c) shall not be effective unless the Administrative Agent has delivered to the Lenders and the Borrower a Term SOFR Notice. For the avoidance of doubt, the Administrative Agent shall not be required to deliver a Term SOFR Notice after a Term SOFR Transition Event and may do so in its sole discretion.

(d)In connection with the implementation of a Benchmark Replacement (including in connection with any Term SOFR Transition Event), the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.

(e)The Administrative Agent will promptly notify the Borrower and the Lenders of (i) any occurrence of a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date, (ii) the implementation of any Benchmark Replacement (including in connection with any Term SOFR Transition Event), (iii) the effectiveness of any Benchmark Replacement Conforming Changes,
(iv) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (f) below and
(v)the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 3.03, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 3.03.

(f)Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement or Term SOFR Transition Event), (i) if the then-current Benchmark is a term rate (including Term SOFR or LIBO Screen Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information

96

announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor.

(g)Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a Eurocurrency Rate Borrowing of, conversion to or continuation of Eurocurrency Rate Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of Base Rate.

3.04Increased Costs; Reserves on Eurocurrency Rate Loans.

(a)Increased Costs Generally. If any Change in Law shall:

(i)impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement reflected in the Eurocurrency Rate contemplated by Section 3.04(e));

(ii)subject any Lender, any L/C Issuer or the Administrative Agent to any Taxes (other than Indemnified Taxes or Excluded Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations or its deposits, reserves, other liabilities or capital attributable thereto; or

(iii)impose on any Lender or any L/C Issuer or the London interbank market any other condition, cost or expense affecting this Agreement or Eurocurrency Rate Loans made by such Lender or any Letter of Credit or participation therein (other than Taxes addressed by Section 3.01 and Excluded Taxes);

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurocurrency Rate Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or such L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon written request of such Lender or L/C Issuer setting forth in reasonable detail such increased costs, the Borrower will pay to such Lender or L/C Issuer, as the case may be, such additional amount or

97

amounts as will compensate such Lender or L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered; provided that before making any such demand, each Lender agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be materially disadvantageous to it, in its reasonable discretion, in any legal, economic or regulatory manner) to designate a different Eurocurrency lending office if the making of such designation would allow the Lender or its Eurocurrency lending office to continue to perform its obligation to make Eurocurrency Rate Loans or to continue to fund or maintain Eurocurrency Rate Loans and avoid the need for, or reduce the amount of, such increased cost.

(b)Capital Requirements. If any Lender or any L/C Issuer reasonably determines that any Change in Law affecting such Lender or L/C Issuer or any Lending Office of such Lender or such Lender’s or L/C Issuer’s holding company, if any, regarding capital or liquidity requirements has the effect of reducing the rate of return on such Lender’s or L/C Issuer’s capital or on the capital of such Lender’s or L/C Issuer’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such L/C Issuer, to a level below that which such Lender or L/C Issuer or such Lender’s or L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or L/C Issuer’s policies and the policies of such Lender’s or L/C Issuer’s holding company with respect to capital adequacy), then from time to time, after submission to the Borrower (with a copy to the Administrative Agent) of a written request therefor setting forth in reasonable detail the change and the calculation of such reduced rate of return, the Borrower will pay to such Lender or L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or L/C Issuer or such Lender’s or L/C Issuer’s holding company for any such reduction suffered.

(c)Certificates for Reimbursement. A certificate of a Lender or L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or L/C Issuer or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section, describing the basis therefor and showing the calculation thereof in reasonable detail, and delivered to the Borrower shall be conclusive, absent manifest error. The Borrower shall pay such Lender or L/C Issuer, as the case may be, the amount shown as due on any such certificate within 30 days after receipt thereof.

(d)Delay in Requests. Failure or delay on the part of any Lender or any L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of such Lender’s or L/C Issuer’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender or an L/C Issuer pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than 90 days prior to the date that such Lender or L/C Issuer, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 90-day period referred to above shall be extended to include the period of retroactive effect thereof).

98

(e)Additional Reserve Requirements. The Borrower shall pay to each Lender, (i) as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as “Eurocurrency liabilities”), additional interest on the unpaid principal amount of each Eurocurrency Rate Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as reasonably determined by such Lender in good faith, which determination shall be conclusive, absent manifest error), and (ii) as long as such Lender shall be required to comply with any reserve ratio requirement or analogous requirement of any other central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of the Eurocurrency Rate Loans, such additional costs (expressed as a percentage per annum and rounded upwards, if necessary, to the nearest five decimal places) equal to the actual costs allocated to such Commitment or Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive, absent manifest error), which in each case shall be due and payable on each date on which interest is payable on such Loan, provided the Borrower shall have received at least 10 Business Days’ prior notice (with a copy to the Administrative Agent) of such additional interest or costs from such Lender describing the basis therefor and showing the calculation thereof, in each case, in reasonable detail. If a Lender fails to give notice 10 Business Days prior to the relevant Interest Payment Date, such additional interest or costs shall be due and payable within 30 days from receipt of such notice.

(f)Certain Rules Relating to the Payment of Additional Amounts. If any Lender requests compensation pursuant to this Section 3.04, or the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, such Lender shall either (A) forego payment of such additional amount from the Borrower or (B) reasonably afford the Borrower the opportunity to contest, and reasonably cooperate with the Borrower in contesting, the imposition of any Indemnified Taxes or other amounts giving rise to such payment; provided that the Borrower shall reimburse such Lender for its reasonable and documented out-of-pocket costs, including reasonable and documented attorneys’ and accountants’ fees and disbursements incurred in so cooperating with the Borrower in contesting the imposition of such Indemnified Taxes or other amounts.

3.05Compensation for Losses. Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

(a)any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);

(b)any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrower;

99

(c)any failure by the Borrower to make payment of any drawing under any Letter of Credit (or interest due thereon) denominated in an Alternative Currency or its scheduled due date or any payment thereof in a different currency; or

(d)any assignment of a Eurocurrency Rate Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Borrower pursuant to Section 10.13;

including any foreign exchange losses and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan, from fees payable to terminate the deposits from which such funds were obtained or from the performance of any foreign exchange contract, but excluding any loss of anticipated profits. The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.

For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each Eurocurrency Rate Loan made by it at the Eurocurrency Rate used in determining the Eurocurrency Rate for such Loan by a matching deposit or other borrowing in the offshore interbank market for such currency for a comparable amount and for a comparable period, whether or not such Eurocurrency Rate Loan was in fact so funded.

3.06Mitigation Obligations; Replacement of Lenders.

(a)Designation of a Different Lending Office. If any Lender requests compensation under Section 3.04, or the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then such Lender shall (i) use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the reasonable judgment of such Lender, such designation or assignment (A) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (B) in each case, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender and (ii) promptly inform the Borrower and Administrative Agent when the circumstances giving rise to the applicability of such Sections no longer exists. The Borrower hereby agrees to pay all reasonable and documented costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b)Replacement of Lenders. If any Lender requests compensation under Section 3.04, if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, if any Lender gives a notice pursuant to Section 3.02 or if any Lender is at such time a Defaulting Lender, then the Borrower may replace such Lender in accordance with Section 10.13.

3.07Survival. The parties’ obligations under this Article III shall survive termination of the Aggregate Commitments and repayment of all other Obligations hereunder.

100

ARTICLE IV. CONDITIONS PRECEDENT

4.01Closing Date. The effectiveness of the Closing Date is subject to satisfaction of the following conditions precedent:

(a)The Administrative Agent’s receipt of the following, each of which shall be (w) originals, telecopies or electronic copies (followed promptly by originals upon request of the Administrative Agent), (x) properly executed by a duly authorized officer of the signing Loan Party, if and as applicable, (y) dated on or before the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date) and (z) in form and substance reasonably satisfactory to the Administrative Agent and, in the case of Security Documents, the Priority Collateral Trustee:

(i)executed counterparts of (a) this Agreement from the parties hereto, (b) the Guaranty from each of the Loan Parties, and (c) the Wilpinjong Collateral Trust Agreement from PIC AU Holdings LLC, PIC AU Holdings Corporation, the “Priority Collateral Trustee” thereunder, the “Junior Collateral Trustee” thereunder and the other parties party thereto;

(ii)Notes executed by the Borrower in favor of each Lender requesting Notes;

(iii) (x) the New Gibraltar Pledge Agreement and (y) the Gibraltar Deed of Confirmation, each duly executed by each party thereto, together with:

(1)to the extent that any Capital Stock pledged pursuant to the New Gibraltar Pledge Agreement or the Gibraltar Pledge Agreement is certificated and required to be delivered thereunder, the original share certificates for such Capital Stock accompanied by undated share transfer forms or other approved or instruments of transfer executed in blank;

(2)results of recent lien searches (or their equivalent under the Laws of Gibraltar) with respect to Gibraltar Holdings in the jurisdiction in which such Person is organized and the District of Columbia;

(4)an irrevocable proxy and power of attorney in favor of the Collateral Trustee and granted pursuant to the New Gibraltar Pledge Agreement;

(5)a memorandum of resolutions signed by each of the directors of Peabody Investments (Gibraltar) Limited; and

(6)any documents that are required to be delivered under the New Gibraltar Pledge Agreement and the Gibraltar Deed of Confirmation.

(iv) such certificates of resolutions or other action, incumbency certificates and/or other certificates of duly authorized officers of each Loan Party and each Restricted Subsidiary party to a Loan Document, in each case, as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each officer of each Loan Party or

101

Restricted Subsidiary executing the Loan Documents to which each Loan Party or Restricted Subsidiary is a party;

(v) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing, in good standing;

(vi) the executed opinion of Jones Day, counsel to the Borrower and special New York counsel to the other Loan Parties, addressed to the Administrative Agent, the Priority Collateral Trustee and each Lender, including, but not limited to, due execution, enforceability, non-contravention of law and agreements (including, without limitation, the Existing Credit Agreement and the Existing Priority Lien Notes Indenture) with respect to the Loan Documents, including and all documents delivered in connection with the Secured Debt Designation);

(vii)the Fee Letter;

(viii) the executed opinion of Triay Stagnetto Neish, special Gibraltar counsel to the Loan Parties, addressed to the Administrative Agent, the Collateral Trustee and each Lender;

(ix) the executed opinion of Dentons Bingham Greenebaum LLP, special Indiana counsel to the Loan Parties, addressed to the Administrative Agent, the Collateral Trustee and each Lender;

(x) that certain Amendment No. 3 to Priority Lien Pledge and Security Agreement, dated as of the date hereof;

(xi) a certificate of a Responsible Officer of the Borrower either (A) attaching copies of all material consents, licenses and approvals required in connection with the execution, delivery and performance by each Loan Party and the validity against such Loan Party of the Loan Documents to which it is a party, and such consents, licenses and approvals shall be in full force and effect or (B) stating that no such consents, licenses or approvals are so required;

(xii) (A) [reserved], (B) unaudited consolidated financial statements (each of which shall have undergone a SAS 100 review) for each of the first three fiscal quarters of the fiscal year ending December 31, 2020 prepared in accordance with GAAP, (C) an unaudited pro forma consolidated balance sheet and income statement of the Borrower and its Subsidiaries as of September 30, 2020 and for the three-quarter period then ended, giving effect to the effectiveness of the Transaction and the other transactions contemplated hereby as if the effectiveness of the Transaction and the other transactions contemplated hereby had occurred as of such date (in the case of the balance sheet) or at the beginning of such period (in the case of the income statements), in the case of each of clauses (B) through (C), meeting the requirements of Regulation S-X under the Securities Act of 1933 (as amended) and (D) financial projections (including the assumption on which such projections are based) for fiscal years 2021 through 2024;

(xiii)a certificate signed by a Responsible Officer of the Borrower certifying
(A) that the conditions specified in Sections 4.01(d) and (j) and 4.02(a) and (b) have been

102

satisfied, and (B) that there has not occurred since December 31, 2019, any Material Adverse Effect;

(xiv)a solvency certificate from the chief financial officer of the Borrower in the form of Exhibit K, which demonstrates that the Borrower and its Restricted Subsidiaries on a consolidated basis, are, and immediately after giving effect to the Transaction and the other transactions contemplated hereby, will be, Solvent;

(xv)the Wilpinjong Term Loan Agreement duly executed by the parties thereto;

(xvi)the Indenture, dated as of the Closing Date, among PIC AU Holdings LLC and PIC AU Holdings corporation, as co-issuers, the Borrower and Wilmington Trust National Association, as Trustee (as defined therein), duly executed by the parties thereto;

(xvii)Amendment No. 8 to Existing Credit Agreement duly executed by the parties thereto;

(xviii)    the 2024 Notes Indenture duly executed by the parties thereto;

(xix)     that certain Seventh Supplemental Indenture to the Existing Priority Lien Note Indenture, dated as of the date hereof, duly executed by the parties thereto.

(xx)     that certain Eighth Supplemental Indenture to the Existing Priority Lien Note Indenture, dated as of the date hereof, duly executed by the parties thereto.

(b)    the Administrative Agent shall have received duly executed counterparts of the below listed documents (as each such term is defined in the Collateral Trust Agreement), in form and substance satisfactory to the Administrative Agent, in connection with the designation of this Agreement as “Priority Lien Debt” under the Collateral Trust Agreement (the “Secured Debt Designation”):

(i)Additional Secured Debt Designation;

(ii)Collateral Trust Joinder with respect to the “Additional Secured Debt” (as defined therein);

(iii)Reaffirmation Agreement;

(iv)Officer’s Certificate executed by the Borrower in accordance with Section 3.1 of the Collateral Trust Agreement; and

(v)Collateral Trust Joinder with respect to PIC AU Holdings LLC and PIC AU Holdings Corporation as additional Grantors.

(c)    The Existing Revolving Commitments shall be terminated in their entirety prior to or simultaneously with the effectiveness hereof.

103

(d)    The Borrower and its Restricted Subsidiaries shall have complied in all material respects with all state and federal regulations regarding bonding requirements.

(e)        [Reserved].

(f)        [Reserved].

(g)    the Administrative Agent shall have received a certificate from the applicable Loan Party’s insurance broker or other evidence satisfactory to it that all insurance required to be maintained pursuant to Section 6.07 is in full force and effect, together with endorsements naming Collateral Trustee, for the benefit of Secured Parties, as additional insured and loss payee thereunder to the extent required under the Collateral Trust Agreement.

(h)    Each Loan Party shall have delivered or cause to be delivered to Collateral Trustee:

(i)    the Wilpinjong Security Agreement duly executed by the parties thereto;

(ii)    except to the extent set forth on Schedule 6.18 or otherwise not required as of the Closing Date pursuant to the terms of the Security Agreement, evidence reasonably satisfactory to Administrative Agent of the compliance by each Loan Party of their obligations under the Security Agreement and the other Security Documents (including their obligations to execute or authorize, as applicable, and deliver UCC financing statements (including, without limitation, as-extracted financing statements), originals of securities, instruments and chattel paper and any agreements governing deposit and/or securities accounts as provided therein);

(iii)    a completed Collateral Questionnaire dated the Closing Date and executed by a Responsible Officer of each Loan Party, together with all attachments contemplated thereby;

(iv)    fully executed IP Security Agreements, in proper form for filing or recording in the United States Patent and Trademark Office and the United States Copyright Office, as applicable, memorializing and recording the encumbrance of the Intellectual Property listed in Schedule 3 to the Collateral Questionnaire; and

(v)    except to the extent set forth on Schedule 6.18 or otherwise not required as of the Closing Date pursuant to the terms of the Security Agreement, evidence that each Loan Party shall have taken or caused to be taken any other action, executed and delivered or caused to be executed and delivered any other agreement, document and instrument and made or caused to be made any other filing and recording (other than as set forth herein) reasonably required by the Administrative Agent.

(i)Any fees required to be paid on or before the Closing Date to the Administrative Agent or the Lenders under this Agreement, the Fee Letter or otherwise in connection with the Facilities shall have been paid and, unless waived by the Administrative Agent or the Lenders, as applicable, to the extent invoiced at least two Business Days prior to the Closing Date, the

104

Borrower shall have paid all reasonable and documented costs and expenses of the Administrative Agent and the Lenders (including the reasonable and documented fees and expenses of counsel to the Administrative Agent and the Lenders, plus such additional amounts of such reasonable and documented fees and expenses (including filing fees in respect of collateral) as shall constitute its reasonable estimate of such fees and expenses incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent)).

(j)    There shall not exist any action, suit, investigation, litigation, proceeding or hearing, pending or threatened in any court or before any arbitrator or Governmental Authority that affects the transactions contemplated hereunder or otherwise impairs the ability of the Loan Parties to consummate the Transaction and the transactions contemplated hereunder and no preliminary or permanent injunction or order by a state or federal court shall have been entered, in each case that would be material and adverse to the Administrative Agent or the Lenders. All Governmental Authorities and Persons shall have approved or consented to the transactions contemplated hereby, to the extent required, and such approvals shall be in full force and effect.

(k)    The Administrative Agent shall have received at least three business days prior to the Closing Date all documentation, including a completed certification regarding beneficial owners of legal entity customers, as required by FINCEN, and other information required by regulatory authorities with respect to the Borrower and the other Loan Parties under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act, that has been requested by the Administrative Agent at least five Business Days prior to the Closing Date.

(l)    Each of the Lenders and the Administrative Agent shall have received evidence satisfactory to each Lender of flood insurance with respect to Real Property that is part of the Collateral as of the Closing Date as may be required to comply with the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973, the National Flood Insurance Reform Act of 1994 and the Biggert-Waters Flood Insurance Act of 2012, in form and substance satisfactory to each Lender.

(m)    The Administrative Agent (as defined in the Existing Credit Agreement) shall have received in immediately available funds (i) the cash paydown of Existing Revolving Loans in the aggregate amount of $10,000,000; and (ii) the Amendment Fee (as defined in Amendment No. 8 to the Existing Credit Agreement).

Without limiting the generality of the provisions of Section 9.04, for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

4.02Conditions to all L/C Credit Extensions (Including on the Closing Date). The obligation of each Lender to honor any Request for Credit Extension (other than

105

a Borrowing Notice requesting only a conversion of Loans to the other Type or a continuation of Eurocurrency Rate Loans) is subject to the following conditions precedent:

(a)The representations and warranties of (i) the Borrower contained in Article V and
(ii) each Loan Party contained in each other Loan Document or in any document required to be furnished at any time thereunder, shall be true and correct in all material respects on and as of the date of such L/C Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that for purposes of this Section 4.02 following the Closing Date, the representations and warranties contained in subsections (a) and (b) of Section
5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality or by a reference to a Material Adverse Effect in the text thereof.

(b)No Default or Event of Default shall exist, or would result immediately, from such proposed L/C Credit Extension or the application of the proceeds thereof.

(c)(i) The Administrative Agent and, if applicable, the applicable L/C Issuer, shall have received a Letter of Credit Application in accordance with the requirements hereof, and (ii) with respect to an L/C Credit Extension, the Administrative Agent shall have received a certificate from the Borrower certifying to compliance with the proviso to the first sentence of Section 2.03(a) after giving effect to such L/C Credit Extension.

(d)In the case of an L/C Credit Extension to be denominated in an Alternative Currency, there shall not have occurred any Change in Law which in the reasonable opinion of the Administrative Agent or the applicable L/C Issuer would prohibit such Credit Extension to be denominated in the relevant Alternative Currency.

Each Request for Credit Extension (other than a Borrowing Notice requesting only a conversion of Loans to the other Type or a continuation of Eurocurrency Rate Loans) submitted by the Borrower shall be deemed to be a representation and warranty that the conditions specified in Section 4.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension.

ARTICLE V. REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants to the Administrative Agent, the Priority Collateral Trustee and the Lenders that:

5.01Existence, Qualification and Power. Each of the Borrower and its Restricted Subsidiaries (a) (i) is duly organized or formed and validly existing and (ii) is in good standing under the Laws of the jurisdiction of its incorporation or organization, if such legal concept is applicable in such jurisdiction, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, and (c) is duly qualified, licensed, and in good

106

standing (to the extent good standing is an applicable legal concept in the relevant jurisdiction), under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clauses (a)(ii), (b)(i) or (c), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

5.02Authorization; No Contravention. The execution, delivery and performance by each Loan Party and Gibraltar Holdings of each Loan Document to which such Person is a party, (a) have been duly authorized by all necessary corporate or other organizational action and (b) do not and will not (i) contravene the terms of any of such Person’s Organizational Documents; (ii) conflict with or result in any breach or contravention of, or the creation of, any Lien (except for any Liens that may arise under the Loan Documents) under, or require any payment to be made under (A) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority to which such Person or its property is subject or (C) any arbitral award to which such Person or its property is subject; or (iii) violate any Law binding on such Person, except in each case referred to in clauses (b)(ii) or (b)(iii) to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

5.03Governmental Authorization. (a) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority and (b) no material approval, consent, exemption, authorization, or other action by, or notice to, or filing with any other Person, in each case, is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party or Gibraltar Holdings of this Agreement or any other Loan Document, except for those approvals, consents, exemptions, authorizations or other actions which have already been obtained, taken, given or made and are in full force and effect.

5.04Binding Effect. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party and Gibraltar Holdings, as applicable, that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party and Gibraltar Holdings, as applicable, enforceable against each Loan Party and Gibraltar Holdings, as applicable, that is party thereto in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other Laws relating to or affecting creditors' rights generally, general principles of equity, regardless of whether considered in a proceeding in equity or at law and an implied covenant of good faith and fair dealing.

5.05Financial Statements; No Material Adverse Effect.

(a)The Audited Financial Statements of the Borrower and its Subsidiaries and any financial statements delivered pursuant to Section 6.01(a) (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein and (ii) fairly present in all material respects the financial condition of the Borrower and its Subsidiaries as of the date thereof and their results of operations for the period

107

covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein.

(b)The unaudited consolidated balance sheet of the Borrower and its Subsidiaries for each of the fiscal quarters ended March 31, 2019, June 30, 2019 and September 30, 2019 and the related consolidated statements of income or operations, shareholders’ equity and cash flows for the fiscal quarters ended on such dates (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present in all material respects the financial condition of the Borrower and its Subsidiaries as of such dates and their results of operations for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end adjustments.

(c)Since the date of the last Audited Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

(d)The financial projections delivered pursuant to Section 4.01(a)(vii)(D) were prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed to be reasonable in light of the conditions existing at the time of delivery of such forecasts (it being understood that any such information is subject to significant uncertainties and contingencies, many of which are beyond the Borrower’s control, and that no assurance can be given that the future developments addressed in such information can be realized).

5.06Litigation. There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Borrower threatened, at law, in equity, by or before any Governmental Authority, by or against the Borrower or any of its Restricted Subsidiaries or against any of their properties or revenues that (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby, or (b) except as specifically disclosed in public filings prior to the date hereof, as to which there is a reasonable possibility of an adverse determination and that could reasonably be expected to have a Material Adverse Effect.

5.07No Default. None of the Borrower or any of its Restricted Subsidiaries is in default under or with respect to any Contractual Obligation that could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.

5.08Ownership and Identification of Property.

(a)The Borrower and its Restricted Subsidiaries have good record and marketable title in fee simple to, or valid leasehold interests in, all Real Property necessary or used in the ordinary conduct of its business, except for such defects in title as could not reasonably be expected to have a Material Adverse Effect. As of the Closing Date, with respect to all Real Property listed on Schedule 5.08(c): (i) the Borrower and its Restricted Subsidiaries possess all leasehold interests necessary for the operation of the Mines currently being operated by each of

108

them and included or purported to be included in the Collateral pursuant to the Security Documents, except where the failure to possess such leasehold interests could not reasonably be expected to have a Material Adverse Effect, (ii) each of their respective rights under the leases, contracts, rights-of-way and easements necessary for the operation of such Mines are in full force and effect, except to the extent that failure to maintain such leases, contracts, rights of way and easements in full force and effect could not reasonably be expected to have a Material Adverse Effect; and (iii) each of the Borrower and its Restricted Subsidiaries possesses all licenses, permits or franchises which are necessary to carry out its business as presently conducted at any Mine included or purported to be included in the Collateral pursuant to the Security Documents, except where failure to possess such licenses, permits or franchises could not, in the aggregate, be reasonably expected to have a Material Adverse Effect.

(b)Schedule 5.08(b) lists completely and correctly as of the Closing Date all Material Real Property that constitutes an active Mine.

(c)Schedule 5.08(c) lists completely and correctly as of the Closing Date all Material Real Property that constitutes a Reserve Area.

5.09Environmental Compliance. Except as disclosed on Schedule 5.09 as of the Closing Date, or as otherwise could not reasonably be expected to have a Material Adverse Effect:

(a)The facilities and properties currently or formerly owned, leased or operated by the Borrower, or any of its respective Restricted Subsidiaries (the “Properties”) do not contain any Hazardous Materials in amounts or concentrations which (i) constitute a violation of, or (ii) could reasonably be expected to give rise to liability under, any applicable Environmental Law.

(b)None of the Borrower, nor any of its respective Restricted Subsidiaries has received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding compliance with or liability under Environmental Laws with regard to any of the Properties or the business operated by the Borrower, or any of its Restricted Subsidiaries (the “Business”), or any prior business for which the Borrower has retained liability under any Environmental Law.

(c)Hazardous Materials have not been transported or disposed of from the Properties in violation of, or in a manner or to a location which could reasonably be expected to give rise to liability under, any applicable Environmental Law, nor have any Hazardous Materials been generated, treated, stored or disposed of at, or under any of the Properties in violation of, or in a manner that could reasonably be expected to give rise to liability under, any applicable Environmental Law.

(d)No judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Borrower, threatened under any Environmental Law to which the Borrower, or any of its Restricted Subsidiaries is or, to the knowledge of the Borrower, will be named as a party or with respect to the Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other similar

109

administrative or judicial requirements outstanding under any Environmental Law with respect to the Properties or the Business.

(e)There has been no release or threat of release of Hazardous Materials at or from the Properties, or arising from or related to the operations of the Borrower, or any of its Restricted Subsidiaries in connection with the Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that could reasonably be expected to give rise to liability under any applicable Environmental Laws.

(f)The Properties and all operations at the Properties are in compliance with all applicable Environmental Laws.

(g)The Borrower, and each of its Restricted Subsidiaries has obtained, and is in compliance with, all Environmental Permits required for the conduct of its businesses and operations, and the ownership, occupation, operation and use of its Property, and all such Environmental Permits are in full force and effect.

5.10Insurance.

(a)The material properties of the Borrower and its Restricted Subsidiaries are insured with financially sound and reputable insurance companies which may be Affiliates of the Borrower, in such amounts (after giving effect to any self-insurance compatible with the following standards), with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Borrower or the applicable Restricted Subsidiary operates.

(b)As to any Building located on Material Real Property and constituting Collateral, all flood hazard insurance policies required hereunder have been obtained and remain in full force and effect, and the premiums thereon have been paid in full.

5.11Taxes. The Borrower and its Restricted Subsidiaries have filed all applicable US Federal, state, foreign and other material tax returns and reports required to be filed, and have paid all US Federal, state, foreign and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable except (a) those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP, or (b) where failure to do any of the foregoing could not reasonably be expected to result in a Material Adverse Effect; no material tax Lien has been filed which would not be permitted under Section 7.01 and, to the knowledge of the Borrower, no material claim is being asserted, with respect to any material tax, fee or other charge which could reasonably be expected to result in a Material Adverse Effect.

5.12ERISA Compliance. Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect:

(a)Each Plan is in material compliance in all respects with the applicable provisions of ERISA, the Code and other Federal or state Laws (except that with respect to any Multiemployer Plan which is a Plan, such representation is deemed made only to the knowledge

110

of the Borrower), and each Foreign Plan is in material compliance in all respects with the applicable provisions of Laws applicable to such Foreign Plan.

(b)There has been no non-exempt “prohibited transaction” (as described in Section 406 of ERISA or Section 4975 of the Code) or violation of the fiduciary responsibility rules with respect to any Plan.

(c)(i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability; and (iii) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

5.13Subsidiaries. As of the Closing Date, the Borrower has no Subsidiaries other than those specifically disclosed in Schedule 5.13.

5.14Margin Regulations; Investment Company Act.

(a)The Borrower is not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock.

(b)None of the Borrower, any Person Controlling the Borrower, nor any Restricted Subsidiary is or is required to be registered as an “investment company” under the Investment Company Act of 1940.

5.15Disclosure. (a) No report, financial statement, certificate or other information furnished in writing by any Loan Party or Gibraltar Holdings to the Administrative Agent, the Priority Collateral Trustee or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document, taken as whole with any other information furnished or publicly available, contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading as of the date when made or delivered; provided that, with respect to any forecast, projection or other statement regarding future performance, future financial results or other future developments, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time of delivery of such information (it being understood that any such information is subject to significant uncertainties and contingencies, many of which are beyond the Borrower’s control, and that no assurance can be given that the future developments addressed in such information can be realized).

(b) As of the Closing Date, to the best knowledge of the Borrower, the information included in the Beneficial Ownership Certification provided on or prior to the Closing Date (if any) to any Lender in connection with this Agreement is true and correct in all respects.

5.16Compliance with Laws. The Borrower and each Restricted Subsidiary is in compliance in all material respects with the requirements of all Laws (including any zoning, building, ordinance, code or approval or any building or mining permits and all

111

orders, writs, injunctions and decrees applicable to it or to its properties), except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

5.17Anti-Corruption; Sanctions.

(a)None of the Borrower, any Restricted Subsidiary, any of their respective directors or officers, nor, to the knowledge of the Borrower or its Restricted Subsidiaries, agent, employee or Affiliate of the Borrower or any Restricted Subsidiary is, or is owned or controlled by, a Sanctioned Person; and the Borrower will not directly or, to the knowledge of the Borrower or its Subsidiaries, indirectly use the proceeds of the Loans for the purpose of financing the activities of any Sanctioned Persons, or in any Sanctioned Territory.

(b)No part of the proceeds of any Loan will be used, directly or, to the knowledge of the Borrower, indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended, or any other applicable anti-bribery or anti-corruption laws, rules, regulations and orders (collectively,
“Anti-Corruption Laws”).

(c)The Borrower and each Restricted Subsidiary is in compliance, in all material respects, with Sanctions, Anti-Corruption Laws, and the PATRIOT Act.

5.18Intellectual Property; Licenses, Etc. The Borrower and its Restricted Subsidiaries own, or possess the right to use, all of the trademarks, service marks, trade names, copyrights, patents, patent rights, franchises, licenses and other intellectual property rights (collectively, “IP Rights”) that are reasonably necessary for the operation of their respective businesses, except where the failure to own or possess the right to use such IP Rights could not reasonably be expected to have a Material Adverse Effect. To the best knowledge of the Borrower, the use of such IP Rights by the Borrower or any Restricted Subsidiary does not infringe upon any rights held by any other Person except for any infringement that could not reasonably be expected to have a Material Adverse Effect. Except as specifically disclosed in Schedule 5.18 as of the Closing Date, no claim or litigation regarding any of the foregoing is pending or, to the best knowledge of the Borrower, threatened, which could reasonably be expected to have a Material Adverse Effect.

5.19Security Documents.

(a)(i) Each Security Document (other than each Mortgage), when executed and delivered, is effective to create in favor of the Priority Collateral Trustee (for the benefit of the Secured Parties), a legal, valid and enforceable security interest in the Collateral described therein and the Priority Collateral Trustee has been authorized (and is hereby authorized) to make all filings of UCC-1 and as-extracted collateral financing statements in the appropriate filing office necessary or desirable to fully perfect the Priority Collateral Trustee’s security interest in such Collateral described therein which can be perfected by filing a UCC-1 financing

112

statement in the appropriate filing office, and (ii) with respect to the security interest created in the Collateral pursuant to each Security Document (other than each Mortgage), upon such filings (or, with respect to possessory Collateral, upon the taking of possession by the Collateral Trustee of any such Collateral which may be perfected by possession), such security interests will constitute perfected First Priority Liens on, and security interests in, all right, title and interest of the debtor party thereto in the Collateral described therein that can be perfected by filing a
UCC-1 or as-extracted financing statement, as applicable, in the appropriate filing office or by delivery, in the case of possessory Collateral.

(b)Each of the Mortgages, when executed and delivered, will be effective to create in favor of the Collateral Trustee, for the ratable benefit of the Secured Parties, a legal, valid and enforceable lien on the Material Real Property described therein and such security interests will constitute, upon such Mortgage being and recorded in the appropriate filing offices, First Priority liens on such Material Real Property.

5.20Mines. Schedule 5.20 sets forth a complete and accurate list of all Mines owned or operated by the Borrower or any of its Restricted Subsidiaries as of the Closing Date and included or purported to be included in the Collateral pursuant to the Security Documents.

5.21Solvency. The Borrower and its Restricted Subsidiaries, immediately after giving effect to the Transaction, and upon the incurrence of any Obligation by any Loan Party on any date on which this representation and warranty is made, will be, on a consolidated basis, Solvent.

5.22Labor Relations. Neither the Borrower nor any of its Restricted Subsidiaries is engaged in any unfair labor practice that could reasonably be expected to have a Material Adverse Effect. There is (a) no unfair labor practice complaint pending against the Borrower or any of its Restricted Subsidiaries, or to the best knowledge of the Borrower, threatened against any of them before the National Labor Relations Board and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement that is so pending against the Borrower or any of its Restricted Subsidiaries or to the best knowledge of the Borrower, threatened against any of them, (b) no strike or work stoppage in existence or threatened involving the Borrower or any of its Restricted Subsidiaries, and (c) to the best knowledge of the Borrower, no union representation question existing with respect to the employees of the Borrower or any of its Restricted Subsidiaries and, to the best knowledge of the Borrower, no union organization activity that is taking place, except (with respect to any matter specified in clause (a), (b) or (c) above, either individually or in the aggregate) such as is not reasonably likely to have a Material Adverse Effect.

5.23Cash Flow Forecast. The Cash Flow Forecast has been prepared in good faith based upon assumptions of the Borrower reasonable at the time made.

113

ARTICLE VI. AFFIRMATIVE COVENANTS

Until Payment in Full, the Borrower shall, and shall cause each of its respective Restricted Subsidiaries to:

6.01Financial Statements. Deliver to the Administrative Agent and each Lender, in form and detail reasonably satisfactory to the Administrative Agent:

(a)as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower (commencing with the fiscal year ended December 31, 2020) a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, changes in shareholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP; such consolidated statements shall be audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit (other than (x) with respect to or resulting from the upcoming maturity of any Loans under this Agreement, the other Priority Lien Documents, or any documents evidencing a Permitted Securitization Program, occurring within one year from the time such opinion is delivered, or (y) with respect to a projected breach of Section 7.11 (Minimum Liquidity)); and

(b)as soon as available, but in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower (commencing with the fiscal quarter ended March 31, 2021), a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income or operations, changes in shareholders’ equity and cash flows for such fiscal quarter and for the portion of the Borrower’s fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail; such consolidated statements shall be certified by a Responsible Officer of the Borrower as fairly presenting in all material respects the financial condition, results of operations, changes in shareholders’ equity and cash flows of the Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes.

6.02Certificates; Other Information. Deliver to the Administrative Agent, in form and detail reasonably satisfactory to the Administrative Agent:

(a)concurrently with the delivery of the financial statements referred to in Section 6.01(a), a certificate of its independent certified public accountants reporting on such financial statements stating that in performing their audit nothing came to their attention that caused them to believe the Borrower failed to comply with the financial covenant set forth in Section 7.11, except as specified in such certificate;

114

(b)concurrently with the delivery of the financial statements referred to in Section 6.01(a) and (b) (commencing with the delivery of the financial statements for the fiscal year ended December 31, 2020), (i) a duly completed Compliance Certificate signed by a Responsible Officer of the Borrower and (ii) a reconciliation of such financial statements for the Borrower and its Restricted Subsidiaries; provided, that, for the avoidance of doubt, any such reconciliation of the financial statements referred to in Section 6.01(a) shall not be audited;

(c)promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Borrower, and copies of all annual, regular, periodic and special reports and registration statements which the Borrower may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, and not otherwise required to be delivered to the Administrative Agent pursuant hereto;

(d)promptly, such additional information regarding the business, financial or corporate affairs of the Borrower or any Subsidiary, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender may from time to time reasonably request;

(e)not later than 60 days after the end of each fiscal year of the Borrower (commencing with the delivery of the financial statements for the fiscal year ended December 31, 2020), a copy of summary projections by the Borrower of the operating budget and cash flow budget of the Borrower and its Subsidiaries for the succeeding fiscal year, such projections to be accompanied by a certificate of a Responsible Officer to the effect that such projections have been prepared based on assumptions believed by the Borrower to be reasonable (it being understood that any such information is subject to significant uncertainties and contingencies, many of which are beyond the Borrower’s control, and that no assurance can be given that the future developments addressed in such information can be realized);

(f)not later than 90 days after the end of each fiscal year of the Borrower (commencing with the fiscal year ended December 31, 2020), coal reserve figures, including production, content and proven and probable reserves of “assigned” reserves and additional information with respect to “assigned” and “unassigned” reserves, and supporting information for each Mine, in detail similar to that is included in the Borrower’s then most recent Form 10-K in accordance with SEC rules; ~~and~~

(g)concurrently with the delivery of the financial statements referred to in Section 6.01(a), an updated Schedule 6.07(b) setting forth a complete and accurate list of the Buildings on Material Real Property (including the coordinates, address and owner thereof) owned by the Borrower or any of its Restricted Subsidiaries as of the end of the applicable fiscal year.; and

(h)on or before the tenth Business Day after each Renewable Commitment Reduction Date, a certificate of a Responsible Officer setting forth the amount of Investments made pursuant to Section 7.02(n) during the six-month period ending on each such Renewable Commitment Reduction Date.

115

Documents required to be delivered pursuant to Section 6.01(a) or (b) or Section 6.02(c) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address listed on Schedule 10.02; (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); or (iii) on which such documents are filed for public availability on the SEC’s Electronic Data Gathering and Retrieval system.

The Borrower hereby acknowledges that (a) the Administrative Agent will make available to the Lenders and the L/C Issuer materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Borrower or its securities) (each, a “Public Lender”). The Borrower hereby agrees that so long as the Borrower is the issuer of any outstanding debt or equity securities that are registered or issued pursuant to a private offering or is actively contemplating issuing any such securities (a) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (b) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the L/C Issuer and the Lenders to treat the Borrower Materials as not containing any material non-public information with respect to the Borrower or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent the Borrower Materials constitute Information, they shall be treated as set forth in Section 10.07); and (c) all Borrower Materials marked “PUBLIC” or not marked as containing material non-public information are permitted to be made available through a portion of the Platform designated “Public Investor.” Notwithstanding the foregoing, the Borrower shall not be under any obligation to mark the Borrower Materials “PUBLIC” or as containing material non-public information. In connection with the foregoing, each party hereto acknowledges and agrees that the foregoing provisions are not in derogation of their confidentiality obligations under Section 10.07.

6.03Notices. Notify the Administrative Agent:

(a)promptly, of the occurrence of any Default or Event of Default hereunder or the occurrence of any “Default” or “Event of Default” under the Priority Lien Documents;

(b)promptly, of any event which could reasonably be expected to have a Material Adverse Effect;

(c)of the occurrence of any ERISA Event that, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect, as soon as possible and in any event within 30 days after the Borrower knows or has obtained notice thereof;

116

(d)5 Business Days days (or such shorter period as is reasonably acceptable to the Administrative Agent) prior to any Borrower or any Guarantor (or Peabody Investments (Gibraltar) Limited) changing its legal name, jurisdiction of organization or the location of its chief executive office or sole place of business;

(e)to the extent that there will be a cancellation or material reduction in amount or material change in coverage for any insurance maintained by the Borrower or any Guarantor, at least 10 days (or such shorter period as is acceptable to the Administrative Agent) prior to such cancellation, reduction or change;

(f)promptly, (x) as to any Building located on Material Real Property and constituting Collateral, any redesignation of any such property on which such Building is located into or out of a special flood hazard area and (y) in the event of any construction and/or expansion of any Building located on Material Real Property in a special flood hazard area that results in such Building no longer constituting an Excluded Asset; and

(g)any change in the information provided in the Beneficial Ownership Certification (if any) delivered to the Administrative Agent that would result in a change to the list of beneficial owners identified in such certification.

Each notice pursuant to clauses (a)-(c) of this Section shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower has taken and proposes to take with respect thereto.

6.04Payment of Tax Obligations. Except where failure to do so could not reasonably be expected to result in a Material Adverse Effect, with respect to the Borrower and each of its Restricted Subsidiaries, pay and discharge all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the Borrower or such Restricted Subsidiary.

6.05Preservation of Existence. Preserve, renew and maintain in full force and effect its legal existence except in a transaction permitted by Sections 7.04 or 7.18.

6.06Maintenance of Properties. (a) Maintain, preserve and protect all of its material properties and material equipment, including Collateral, necessary in the operation of its business in good working order and condition (ordinary wear and tear and damage by fire or other casualty or taking by condemnation excepted), except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

(b)    Keep in full force and effect all of its material leases and other material contract rights, and all material rights of way, easements and privileges necessary or appropriate for the proper operation of the Mines being operated by the Borrower or a Restricted Subsidiary and included or purported to be included in the Collateral by the Security Documents, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

117

6.07Maintenance of Insurance. (a) Maintain with financially sound and reputable insurance companies which may be Affiliates of the Borrower, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts (after giving effect to any self-insurance compatible with the following standards) as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Borrower or the applicable Restricted Subsidiary operates, except to the extent the failure to do so could not reasonably be expected to have a Material Adverse Effect.

(b) With respect to any Building located on Material Real Property and constituting Collateral, the Borrower shall and shall cause each appropriate Loan Party to (i) maintain fully paid flood hazard insurance on any such Building that is located in a special flood hazard area, on such terms and in such amounts as required by The National Flood Insurance Reform Act of 1994 and (ii) furnish to the Administrative Agent an insurance certificate evidencing the renewal (and payment of renewal premiums therefor) of all such policies prior to the expiration or lapse thereof (or at such other time acceptable to the Administrative Agent). The Borrower shall cooperate with the Administrative Agent’s reasonable request for any information reasonably required by the Administrative Agent to comply with The National Flood Insurance Reform Act of 1994, as amended. Schedule 6.07(b) sets forth a complete and accurate list of the Buildings on Material Real Property (including the coordinates, address and owner thereof) owned by the Borrower or any of its Restricted Subsidiaries as of the Closing Date.

6.08Compliance with Laws. Comply in all respects with the requirements of all Laws (including the PATRIOT Act, Sanctions, the Anti-Corruption Laws and Environmental Laws) and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (a) such requirement of law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect (or, in the case of compliance with the PATRIOT Act, Sanctions and the Anti-Corruption Laws, the failure to comply therewith is not material).

6.09Books and Records. (a) Maintain proper books of record and account, in which in all material respects full, true and correct entries in conformity with GAAP shall be made of all material financial transactions and matters involving the assets and business of the Borrower or such Restricted Subsidiary, as the case may be; and (b) maintain such books of record and account in material conformity with all material requirements of any Governmental Authority having regulatory jurisdiction over the Borrower or such Restricted Subsidiary, as the case may be.

6.10Inspection Rights. Permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom (except to the extent (a) any such access is restricted by a Requirement of Law or
(b) any such agreements, contracts or the like are subject to a written confidentiality agreement with a non-Affiliate that prohibits the Borrower or any of its Subsidiaries from

118

granting such access to the Administrative Agent or the Lenders; provided that, with respect to such confidentiality restrictions affecting the Borrower or any of its Restricted Subsidiaries, a Responsible Officer is made available to such Lender to discuss such confidential information to the extent permitted), and to discuss the business, finances and accounts with its officers and independent public accountants at such reasonable times during normal business hours and as often as may be reasonably desired, provided that the Administrative Agent or such Lender shall give the Borrower reasonable advance notice prior to any contact with such accountants and give the Borrower the opportunity to participate in such discussions, provided further that the costs of one such visit per calendar year (or an unlimited amount if an Event of Default has occurred and is continuing) for the Administrative Agent, the Lenders and their representatives as a group shall be the responsibility of the Borrower.

6.11Use of Proceeds. Use the proceeds of the L/C Facility for the Letters of Credit for the accounts of the Borrower or any of its Restricted Subsidiaries.

6.12Additional Guarantors. As of the date the Compliance Certificate referred to in Section 6.02 is required to be delivered, notify the Administrative Agent of any Restricted Subsidiary that is not a Guarantor and, by virtue of the definition of Guarantor would be required to be a Guarantor. Within 30 days of such notification, the Borrower shall cause any such Restricted Subsidiary to become a Guarantor by executing and delivering to the Administrative Agent a counterpart of the Guaranty or such other document as the Administrative Agent shall deem appropriate for such purpose.

6.13Unrestricted Subsidiaries. No Restricted Subsidiary may be designated as an Unrestricted Subsidiary on or following the Closing Date. (a) Any Unrestricted Subsidiary may be designated as a Restricted Subsidiary upon delivery to the Administrative Agent of written notice from the Borrower and (b) those Subsidiaries identified in the definition of Unrestricted Subsidiary may continue to be Unrestricted Subsidiaries hereunder; provided that, in respect to each of clauses (a) and (b), (i) immediately before and after such designation, no Default or Event of Default shall have occurred and be continuing, (ii) immediately after giving effect to such designation, on a Pro Forma Basis, the Total Leverage Ratio shall be equal to or less than 2.50:1.00, (iii) no Subsidiary may continue to be an Unrestricted Subsidiary if it is a “Restricted Subsidiary” for purposes of any of the Priority Lien Documents (other than this Agreement) and (iv) each Restricted Subsidiary designated as an Unrestricted Subsidiary and its Subsidiaries has not, at the time of designation, and does not thereafter, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable with respect to any Indebtedness other than (x) Non-Recourse Debt or (y) to the extent it does not constitute Non-Recourse Debt, the Wilpinjong Mandatory Offer. The designation of any Restricted Subsidiary as an Unrestricted Subsidiary constituted an Investment under Section 7.02 by the Borrower therein at the date of designation under the Existing Credit Agreement in an amount equal to the net book value of the Borrower’s investment therein. The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute the incurrence at the time of designation of any Indebtedness or Liens of such Restricted Subsidiary existing at such time.

119

6.14Preparation of Environmental Reports. If an Event of Default caused by reason of a breach under Sections 6.08 or 5.09 with respect to compliance with Environmental Laws shall have occurred and be continuing, at the reasonable request of the Administrative Agent or the Required Lenders through the Administrative Agent, provide, in the case of the Borrower, to the Lenders within 60 days after such request, at the expense of the Borrower, an environmental or mining site assessment or audit report for the Properties which are the subject of such default prepared by an environmental or mining consulting firm reasonably acceptable to the Administrative Agent and indicating the presence or absence of Hazardous Materials and the estimated cost of any compliance or remedial action in connection with such Properties and the estimated cost of curing any violation or non-compliance of any Environmental Law.

6.15Certain Long Term Liabilities and Environmental Reserves. To the extent required by GAAP, maintain adequate reserves for (a) future costs associated with any lung disease claim alleging pneumoconiosis or silicosis or arising out of exposure or alleged exposure to coal dust or the coal mining environment, (b) future costs associated with retiree and health care benefits, (c) future costs associated with reclamation of disturbed acreage, removal of facilities and other closing costs in connection with closing its mining operations and (d) future costs associated with other potential environmental liabilities.

6.16Covenant to Give Security.

(a)Personal Property including IP of New Guarantors. Concurrently with any Restricted Subsidiary becoming a Guarantor pursuant to Section 6.12 (or a later date to which the Administrative Agent agrees), cause any such Restricted Subsidiary to (i) duly execute and deliver to the Priority Collateral Trustee counterparts to the Security Agreement or such other document as the Administrative Agent or the Priority Collateral Trustee shall reasonably deem appropriate for such purpose, (ii) to the extent that any Capital Stock in, or owned by, such Restricted Subsidiary is required to be pledged pursuant to the Security Agreement or the Gibraltar Pledge Agreement, deliver stock certificates, if any, representing such Capital Stock accompanied by undated stock powers or instruments of transfer executed in blank, (iii) to the extent that any Intellectual Property (as defined in the Security Agreement) owned by a Loan Party is required to be pledged pursuant to the Security Agreement but has not been pledged, deliver any supplements to the IP Security Agreements reasonably requested by the Administrative Agent or the Collateral Trustee and (iv) comply with all other requirements of the Security Agreement with respect to the Collateral of such Guarantor.

(b)Real Property of New Guarantors.

(i)New Real Property Identification. With respect to any Restricted Subsidiary becoming a Guarantor pursuant to Section 6.12, concurrently with such Restricted Subsidiary becoming a Guarantor (or a later date to which the Administrative Agent agrees), furnish to the Administrative Agent a description of all Material Real Property fee owned or leased by such Restricted Subsidiary.

(ii)Material Real Property Mortgages and Flood Insurance. With respect to any Restricted Subsidiary becoming a Guarantor pursuant to Section 6.12, within the latest of (x)

120

90 days of such Restricted Subsidiary becoming a Guarantor and (y) a later date to which the Administrative Agent agrees, cause such Restricted Subsidiary to deliver (A) executed counterparts of one or more Mortgages on its Material Real Property in a form appropriate for recording in the applicable recording office, (B) a completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to each Building located on such Material Real Property and constituting Collateral and, if any such Building is located in special flood hazard area, (1) a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and each Loan Party relating thereto and (2) evidence of applicable flood insurance as required by Section 6.07(b)(i) if such Material Real Property constitutes Collateral, (C) legal opinions from counsel in such jurisdiction as the Material Real Property is located, each in form and substance reasonably satisfactory to Administrative Agent or the Priority Collateral Trustee, (D) to the extent required by the Administrative Agent, evidence of the filing of as-extracted UCC-1 financing statements in the appropriate jurisdiction and (E) payment by the Borrower of all mortgage recording taxes and related charges required for the recording of such Mortgages.

(iii)Consents Related to Leaseholds Concerning Material Real Property. With respect to any leasehold interest of any Restricted Subsidiary becoming a Guarantor pursuant to Section 6.12 that would constitute Material Real Property but for the need to obtain the consent of another Person (other than the Borrower or any Controlled Subsidiary) in order to grant a security interest therein, use commercially reasonable efforts to obtain such consent within the 120 day period commencing after such entity becomes a Guarantor, provided that there shall be no requirement to pay any sums to the applicable lessor other than customary legal fees and administrative expenses (it is understood, for avoidance of doubt, that, without limiting the foregoing obligations of the Borrower set forth in this Section 6.16(b)(iii), any failure to grant a security interest in any such leasehold interest as a result of a failure to obtain a consent shall not be a Default hereunder, and, for avoidance of doubt, the Borrower and its Restricted Subsidiaries shall no longer be required to use commercially reasonable efforts to obtain any such consent after such above-mentioned time period to obtain a consent has elapsed).

(c)Personal Property (including IP) Acquired by Borrower or Guarantors. Within the applicable time period set forth in the Security Agreement, shall, in the case of the Borrower, or cause any such Restricted Subsidiary otherwise, (i) to the extent that any Capital Stock in, or owned by, a Loan Party or Gibraltar Holdings is required to be pledged pursuant to the Security Agreement or the Gibraltar Pledge Agreement but has not been pledged, deliver stock certificates, if any, representing such Capital Stock accompanied by undated stock powers or instruments of transfer executed in blank to the Priority Collateral Trustee and execute and deliver to the Priority Collateral Trustee supplements to the Security Agreement, the Gibraltar Pledge Agreement or such other document as the Administrative Agent shall reasonably deem appropriate to pledge any such Capital Stock, (ii) to the extent that any Intellectual Property (as defined in the Security Agreement) owned by a Loan Party is required to be pledged pursuant to the Security Agreement but has not been pledged, deliver any supplements to the IP Security Agreements reasonably requested by the Administrative Agent and (iii) to the extent that a Lien on any asset of a Loan Party is required to be perfected pursuant to the Security Agreement but has not been perfected, take such additional actions as may be required pursuant to the Security Agreement in order to perfect the Lien of the Priority Collateral Trustee on such asset.

121

(d)Real Property Acquired by Borrower and Guarantors.

(i)New Real Property Identification. As of the date the Compliance Certificate referred to in Section 6.02 is required to be delivered (or a later date to which the Administrative Agent agrees), with respect to each Loan Party, notify the Administrative Agent the acquisition of (i) any Material Real Property owned or leased by such Loan Party and (ii) any Real Property owned by a Loan Party or in which a Loan Party has a leasehold interest and that is located adjacent to, contiguous with, or in close proximity to, both geographically and geologically (according to reasonable standards used in the mining industry) an active Mine or Reserve Area and the net book value thereof.

(ii)Material Real Property Mortgages and Supplements. Within the latest of
(x) 90 days of the notification provided pursuant to Section 6.16(d)(i) (or a later date to which the Administrative Agent agrees), (y) 90 days after the Closing Date and (z) a later date to which the Administrative Agent agrees, cause such Loan Party to deliver the materials set forth in Section 6.16(b)(ii) with respect any such newly acquired Material Real Property, unless, in the judgment of the Administrative Agent, delivery of such materials is unnecessary to ensure the Secured Parties benefit from a perfected First Priority security interest in such Material Real Property in favor of the Priority Collateral Trustee and such flood insurance (it is understood that in lieu of any new Mortgage, mortgage supplements or any other security documents may be delivered if reasonably acceptable to the Administrative Agent).

(iii)Consents Related to Leaseholds Concerning Material Real Property. With respect to the acquisition of any leasehold interest by any Restricted Subsidiary that would constitute Material Real Property but for the need to obtain the consent of another Person (other than the Borrower or any Controlled Subsidiary) in order to grant a security interest therein, use commercially reasonable efforts to obtain such consent within the 120 day period commencing on the date of the notification provided pursuant to Section 6.16(d)(i), provided that there shall be no requirement to pay any sums to the applicable lessor other than customary legal fees and administrative expenses (it is understood, for avoidance of doubt, that, without limiting the foregoing obligations of the Borrower set forth in this Section 6.16(d)(iii), any failure to grant a security interest in any such leasehold interest as a result of a failure to obtain a consent shall not be a Default hereunder, and, for avoidance of doubt, the Borrower and its Restricted Subsidiaries shall no longer be required to use commercially reasonable efforts to obtain any such consent after such above-mentioned time period to obtain a consent has elapsed).

(e)Further Assurances. Subject to any applicable limitation in any Security Documents, upon request of the Administrative Agent, at the expense of the Borrower, promptly execute and deliver any and all further instruments and documents and take all such other action as the Administrative Agent may deem necessary or desirable in obtaining the full benefits of, or (as applicable) in perfecting and preserving the Liens of, the Security Documents, including the filing of financing statements necessary or advisable in the opinion of the Administrative Agent or the Priority Collateral Trustee to perfect any security interests created under the Security Documents. Notwithstanding anything herein or in any other Security Document to the contrary,
(x) Administrative Agent is hereby authorized to deliver additional directions in writing to the Collateral Trustee from time to time (it being agreed that each such direction shall constitute an Act of Required Secured Parties under the Collateral Trust Agreement, and, by its execution

122

hereof, Lenders constituting Required Lenders shall be deemed to have provided written consent to each such direction) authorizing and directing the Priority Collateral Trustee to execute additional Security Documents and amendments thereto (in each case, covering additional or new property or assets, as determined in the Administrative Agent’s sole discretion) and (y) no Loan Party shall be required to deliver Mortgages as to any leasehold interest held by such Loan Party in Real Property the perfection of a Lien in which requires a consent from a third party such as an Governmental Authority, landlord, fee owner or a similar party (in each case other than an Affiliate of such Loan Party) and such consent has not been received despite the fact that such Loan Party has used commercially reasonable efforts to obtain the same (x) with respect to interests held on the Closing Date, for 90 days after the Closing Date or (y) with respect to interests acquired after the Closing Date, for 90 days after the acquisition thereof.

(f)Collateral Principles. Notwithstanding anything to the contrary in any Loan Document, (i) except as contemplated by the Gibraltar Pledge Agreement or with respect to the pledge of intercompany loans (including the PIC Intercompany Note), no actions in any non-U.S. jurisdiction or required by the Requirement of Law of any non-U.S. jurisdiction shall be required in order to create any security interests in assets located or titled outside of the U.S. (it being understood that, except for the Gibraltar Pledge Agreement, there shall be no security agreements or pledge agreements governed under the laws of any non-U.S. jurisdiction), (ii) the Administrative Agent in its discretion may grant extensions of time for the creation or perfection of security interests in, and Mortgages on, or taking other actions with respect to, particular assets where it reasonably determines in consultation with the Borrower, that the creation or perfection of security interests and Mortgages on, or taking other actions, cannot be accomplished without undue delay, burden or expense by the time or times at which it would otherwise be required by this Agreement or the Security Documents and (iii) any Liens required to be granted from time to time pursuant to Security Documents and this Agreement on assets of the Loan Parties or Gibraltar Holdings to secure to the Secured Obligations shall exclude the Excluded Assets.

(g)Junior Lien Indebtedness Guarantees and Collateral. Without limitation of (and subject to) any provision in the Collateral Trust Agreement, if the Junior Collateral Trustee or any holder of Junior Lien Indebtedness receive any additional guaranty or any additional collateral in connection with the Junior Lien Indebtedness after the Closing Date, without limitation of any Default or Event of Default that may arise as a result thereof, the Loan Parties shall, concurrently therewith, cause the same to be granted to the Administrative Agent or the Collateral Trustee, as applicable, for its own benefit and the benefit of the Secured Parties.

(h)Wilpinjong Indebtedness Guarantees and Collateral. Without limitation of (and subject to) any provision in the Wilpinjong Collateral Trust Agreement, if the Priority Collateral Trustee or any holder of Priority Lien Debt (each as defined in the Wilpinjong Collateral Trust Agreement) receive any additional guaranty or any additional collateral in connection with the Priority Lien Debt after the Closing Date, without limitation of any Default or Event of Default that may arise as a result thereof, the Loan Parties shall, concurrently therewith, cause the same to be granted to the Administrative Agent or the Collateral Trustee, as applicable, for its own benefit and the benefit of the Secured Parties.

123

6.17Maintenance of Ratings. Use commercially reasonable efforts to maintain a public corporate family rating issued by Moody’s and a public corporate credit rating issued by S&P.

6.18Post Closing Covenants. Cause to be (a) on or before 3 Business Days after the Closing Date, an effective First Supplemental Indenture to the 2024 Notes Indenture, in the form attached as Exhibit 1 to the First Amendment to the Transaction Support Agreement, dated as of the Closing Date, with such other modifications that are reasonably acceptable to the Administrative Agent, and (b) delivered or performed the documents and other agreements and actions set forth on Schedule 6.18 within the time frame specified on such Schedule 6.18.

6.19ERISA. Except, in each case, to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect, comply with the provisions of ERISA, the Code, and other Laws applicable to the Plans.

6.20Hedging Agreements and Cash Margin Postings. Commencing on March 8, 2022 and thereafter on the 1st and 15th of each month (or if such day is not a Business Day, the next succeeding Business Day), a report regarding the status of the Borrower and any of its Restricted Subsidiaries’ Hedging Agreements, as well as any outstanding cash margin postings, and any expected cash margin postings over the next two week period (which, for the avoidance of doubt, shall not be viewed as a forecast but rather an approximation).

6.21Variance and Cash Flow Reporting. Commencing on April 1, 2022 and thereafter on the 1st and 15th of each month (or if such day is not a Business Day, the next succeeding Business Day) (or more frequently, to the extent that the Cash Flow Forecast and such reports are updated or provided to others on a more frequent basis), the Borrower shall deliver updated 13-week Cash Flow Forecasts to the Administrative Agent and variance reports concerning bank and cash balances by legal entity and account; provided that, it is understood and agreed that each initial Cash Flow Forecast delivered pursuant to this Section 6.21 will reflect a forecast (rather than actuals) for the week then ended (which actuals will be included in the subsequent Cash Flow Forecast delivered pursuant to this Section 6.21 in the form of a variance report showing all variances by line-item from the amounts set forth in the Cash Flow Forecast, as most recently updated, with an explanation for each line-item variance of greater than or equal to 10%)).

6.22Indebtedness Amendments. The Borrower shall provide the Lenders with (i) 2 Business Days (or such shorter period as is reasonably acceptable to the Administrative Agent) prior written notice of any amendment, restatement, amendment and restatement, supplement or other modification to any definitive documentation evidencing and governing any Indebtedness incurred under Section 7.03(g) and (ii) 1 Business Day (or such shorter period as is reasonably acceptable to the Administrative Agent), substantially final drafts of any such documents described in clause (i) hereto.

6.23Pledge of Renewable JVs. The Borrower shall at all times ensure that all Equity Interests acquired or owned by any Loan Party in any Renewable JV shall (a) not be

124

an “Excluded Asset” under this Agreement or any other Loan Document and (b) be “Pledged Equity Interests” required to be pledged under the Security Agreement.

ARTICLE VII. NEGATIVE COVENANTS

Until Payment in Full, the Borrower shall not, nor shall it permit any Restricted Subsidiary to, directly or indirectly:

7.01Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following:

(a)Liens pursuant to any Loan Document securing the Obligations or Cash Management Obligations;

(b)Liens existing on the Closing Date and (other than any individual Lien that secures obligations of less than $2,000,000) set forth on Schedule 7.01 and any renewals, extensions, modifications, restatements or replacements thereof, provided that (i) the property covered thereby is not changed, (ii) the amount secured or benefited thereby is not increased except with respect to any Permitted Refinancing Increase and (iii) any renewal, extension, modification, restatement or replacement of the obligations secured or benefited thereby is permitted by Section 7.03;

(c)Liens for taxes not yet due or which are being contested in good faith and by appropriate proceedings, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

(d)landlord’s, carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 60 days or which are being contested in good faith and by appropriate proceedings;

(e)pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation and employee health and disability benefit legislations and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;

(f)(i) Liens (including deposits) or non-exclusive licenses to use intellectual property to secure the performance of bids, trade contracts and leases (other than Indebtedness), reclamation bonds, insurance bonds, statutory obligations, surety and appeal bonds, performance bonds, bank guarantees and letters of credit and other obligations of a like nature incurred in the ordinary course of business, (ii) Liens on assets to secure obligations under surety bonds obtained as required in connection with the entering into of federal coal leases or (iii) Liens created under or by any turnover trust;

125

(g)easements, rights-of-way, zoning restrictions, other restrictions and other similar encumbrances which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person;

(h)Liens securing attachments or judgments for the payment of money not constituting an Event of Default under Section 8.01(h) or securing appeal or surety bonds related to such attachments or judgments;

(i)Liens securing Indebtedness of the Borrower and its Restricted Subsidiaries permitted by Section 7.03(k); provided that (i) such Liens do not at any time encumber any property other than the property financed by such Indebtedness, any other property which may be incorporated with or into that financed property or any after-acquired title in or on such property and proceeds of the existing collateral in accordance with the instrument creating such Lien, including replacement parts, accessories or enhancements that are affixed to any leased goods and (ii) the principal amount of Indebtedness secured by any such Lien shall at no time exceed 100% of the original purchase price of such property at the time it was acquired (it being understood that Liens of the type described in this subsection (i) incurred by a Restricted Subsidiary before such time as it became a Restricted Subsidiary are permitted under this subsection (i));

(j)Liens on property or assets acquired in a transaction permitted by Section 7.02 or of a Person which becomes a Restricted Subsidiary after the date hereof; provided that (i) such Liens existed at the time such property or assets were acquired or such entity became a Subsidiary and were not created in anticipation thereof, (ii) such Liens do not extend to any other property or assets of such Person (other than the proceeds of the property or assets initially subject to such Lien) or of the Borrower or any Restricted Subsidiary and (iii) the amount of Indebtedness secured thereby is not increased;

(k)Liens on the property of the Borrower or any of its Subsidiaries, as a tenant under a lease or sublease entered into in the ordinary course of business by such Person, in favor of the landlord under such lease or sublease, securing the tenant’s performance under such lease or sublease, as such Liens are provided to the landlord under applicable law and not waived by the landlord;

(l)Liens (including those arising from precautionary UCC financing statement filings and those which are security interests for purposes of the Personal Property Securities Act of 2009 (Cth)) with respect to bailments, operating leases or consignment or retention of title arrangements entered into by the Borrower or any of its Restricted Subsidiaries in the ordinary course of business;

(m)Liens securing Indebtedness permitted under Section 7.03(c), to the extent that the Indebtedness being refinanced was originally secured in accordance with this Section 7.01, provided that such Lien does not apply to any additional property or assets of the Borrower or any Restricted Subsidiary (other than property or assets within the scope of the original granting clause or the proceeds of the property or assets subject to such Lien);

126

(n)Liens securing Indebtedness or other obligations of a non-Guarantor Restricted Subsidiary to the Borrower or a Guarantor;

(o)leases, subleases, licenses and rights-of-use granted to others incurred in the ordinary course of business and that do not materially and adversely affect the use of the property encumbered thereby for its intended purpose;

(p)(i) Liens in favor of a banking institution arising by operation of law or any contract encumbering deposits (including the right of set-off) held by such banking institutions incurred in the ordinary course of business and which are within the general parameters customary in the banking industry or (ii) contractual rights of setoff to the extent constituting Liens;

(q)Liens on Capital Stock of any Unrestricted Subsidiary, solely to the extent such Capital Stock does not constitute Collateral;

(r)Liens on Receivables Assets pursuant to any Permitted Securitization Programs or under any other agreement under which such receivables or rights are transferred in a manner permitted hereunder (to the extent, in each case, that any such Disposition of receivables is deemed to give rise to a Lien);

(s)Liens in favor of an escrow agent arising under an escrow arrangement incurred in connection with the issuance of notes with respect to the proceeds of such notes and anticipated interest expenses with respect to such notes;

(t)Liens securing Refinancing Debt or Permitted Refinancing Indebtedness of the foregoing; provided that (i) such Liens rank junior or pari passu with the Liens securing the Secured Obligations pursuant to the Security Documents, (ii) the rights of the holders of the Refinancing Debt or such Permitted Refinancing Indebtedness are subject to the Collateral Trust Agreement with respect to such Liens, (iii) such Liens encumber only the assets, or a subset of the assets, that secure the Secured Obligations and (iv) for the avoidance of doubt, Liens shall only be permitted under this Section 7.01(t) to the extent that the Refinancing Debt or Permitted Refinancing Indebtedness are permitted to be secured under Section 7.03;

(u)Permitted Real Estate Encumbrances;

(v)~~[reserved]~~Liens with respect to any Renewable L/C Obligations;

(w)subject to the Collateral Trust Agreement, Liens on the Collateral in favor of the Collateral Trustee for the benefit of holders of Priority Lien Indebtedness securing the Priority Lien Indebtedness permitted pursuant to Section 7.03(a) and the TSA Obligations;

(x)Liens on assets of Foreign Subsidiaries securing Indebtedness of Foreign Subsidiaries;

(y)other Liens securing Indebtedness or obligations of the Loan Parties in an aggregate amount at any time outstanding not to exceed $10,000,000;

127

(z)to the extent constituting a Lien, the Wilpinjong Mandatory Offer;

(aa)    (x) Liens securing Production Payments, royalties, dedication of reserves under supply agreements or similar or related rights or interests granted, taken subject to, or otherwise imposed on properties or (y) cross charges, Liens or security arrangements entered into in respect of a Joint Venture for the benefit of a participant, manager or operator of such Joint Venture, in each case, consistent with normal practices in the mining industry;

(bb)    Liens on assets pursuant to merger agreements, stock or asset purchase agreements and similar agreements in respect of the disposition of such assets; and

(cc)    Liens on specific items of inventory, equipment or other goods and proceeds of any Person securing such Person’s obligations in respect thereof or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods.

7.02Investments. Make any Investments, except:

(a)Investments held by the Borrower or such Restricted Subsidiary in the form of cash or Cash Equivalents;

(b)advances to officers, directors and employees of the Borrower and Subsidiaries in an aggregate amount not to exceed $5,000,000 at any time outstanding, for travel, entertainment, relocation and analogous ordinary business purposes;

(c)Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss;

(d)Investments (including debt obligations and Capital Stock) received in satisfaction of judgments or in connection with the bankruptcy or reorganization of suppliers and customers of the Borrower and its Restricted Subsidiaries and in settlement of delinquent obligations of, and other disputes with, such customers and suppliers arising in the ordinary course of business;

(e)(i) Investments in the nature of Production Payments, royalties, dedication of reserves under supply agreements or similar or related rights or interests granted, taken subject to, or otherwise imposed on properties, (ii) cross charges, Liens or security arrangements entered into in respect of a Joint Venture for the benefit of a participant, manager or operator of such Joint Venture or (iii) payments or other arrangements whereby the Borrower or a Restricted Subsidiary provides a loan, advance payment or guarantee in return for future coal deliveries, in each case consistent with normal practices in the mining industry;

(f)Investments in existence, or made pursuant to a legally binding written commitment in existence, on the Closing Date and (other than individual Investments the amount of which is less than $2,000,000) listed on Schedule 7.02 and extensions, renewals, modifications, restatements or replacements thereof; provided that no such extension, renewal,

128

modification, restatement or replacement shall increase the amount of such Investment except, in the case of a loan, by an amount equal to any Permitted Refinancing Increase;

(g)(i) promissory notes and other similar non-cash consideration received by the Borrower and its Subsidiaries in connection with Dispositions not otherwise prohibited under this Agreement and (ii) Investments received in compromise or resolution of (A) obligations of trade creditors or customers that were incurred in the ordinary course of business of the Borrower and its Subsidiaries, including pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of any trade creditor or customer, (B) litigation, arbitration or other disputes or (C) the foreclosure with respect to any secured investment or other transfer of title with respect to any secured investment;

(h)Investments in any assets constituting a business unit received by the Borrower or its Subsidiaries by virtue of a Permitted Asset Swap or acquired as a Capital Expenditure;

(i)Hedging Agreements or Cash Management Obligations permitted under Section 7.03(e);

(j)Investments consisting of purchases of the Priority Lien Indebtedness to the extent not prohibited hereunder;

(k)Investments by the Borrower or any Restricted Subsidiary in Restricted Subsidiaries, and Investments by any Restricted Subsidiary in the Borrower; provided that Investments by a Loan Party in Restricted Subsidiaries that are not Loan Parties, when aggregated with Indebtedness made by any Loan Party to a non-Loan Party Restricted Subsidiary pursuant to Section 7.03(f) (other than Pledged Intercompany Indebtedness) and Disqualified Equity Interests issued by a non-Loan Party Restricted Subsidiary to a Loan Party pursuant to Section 7.03(f), shall not in the aggregate exceed the greater of $100,000,000 and 2.5% of Consolidated Net Tangible Assets; provided further that any Investment made by any Loan Party in any non-Loan Party shall be limited to transactions in the ordinary course and consistent with past practice;

(l)an Investment in the form of the Wilpinjong Mandatory Offer;

(m)additional Investments by the Borrower or any Restricted Subsidiary in an aggregate amount not to exceed $5,000,000;

(n)~~[reserved];~~

(n)Investments in Renewable JVs made after January 1, 2022; provided that (a) such Investments shall be in the form of cash or Cash Equivalents, including with respect to capital contributions required by the Organizational Documents of such Renewable JV, (b) no Renewable JV will at any time create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable with respect to any Indebtedness other than Non-Recourse Debt and neither the Borrower nor any of its Restricted Subsidiaries will at any time provide any credit support of any kind for any Renewable JV; provided that, subject to the following clause (c), the Borrower or any Restricted Subsidiary may become liable for Renewable L/C Obligations, and
(c) in any fiscal year (commencing with the fiscal year ending December 31, 2022) the aggregate

129

amount of (x) Investments made pursuant to this clause (n), plus (y) Renewable L/C Obligations issued, created, incurred, assumed or guaranteed in such fiscal year shall not exceed $30,000,000 (with unused amounts pursuant to this clause (c) and Section 7.03(j) permitted to be carried over to succeeding fiscal years on an aggregate basis);

(o)Investments acquired as a capital contribution to the Borrower, or made in exchange for, or out of the net cash proceeds of, a substantially concurrent offering of Qualified Equity Interests of the Borrower;

(p)[reserved]

(q)(i) receivables owing to the Borrower or any Restricted Subsidiary if created or acquired in the ordinary course of business, (ii) endorsements for collection or deposit in the ordinary course of business and (iii) securities, instruments or other obligations received in compromise or settlement of debts created in the ordinary course of business, or by reason of a composition or readjustment of debts or reorganization of another Person, or in satisfaction of claims or judgments;

(r)Investments made pursuant to surety bonds, reclamation bonds, performance bonds, bid bonds, appeal bonds and related letters of credit or similar obligations, in each case, to the extent such surety bonds, reclamation bonds, performance bonds, bid bonds, appeal bonds, related letters of credit and similar obligations are permitted under this Agreement;

(s)Investments consisting of indemnification obligations in respect of performance bonds, bid bonds, appeal bonds, surety bonds, reclamation bonds and completion guarantees and similar obligations under any Mining Law or Environmental Law or with respect to workers’ compensation benefits, in each case entered into in the ordinary course of business, and pledges or deposits made in the ordinary course of business in support of obligations under existing coal sales contracts (and extensions or renewals thereof on similar terms);

(t)Investments arising as a result of any Permitted Securitization Program;

(u)to the extent they involve an Investment, extensions of credit or letters of support to lessors, customers, suppliers and Joint Venture partners in the ordinary course of business;

(v)to the extent they involve an Investment, purchases and acquisitions, in the ordinary course of business, of inventory, supplies, material or equipment or the licensing or contribution of intellectual property;

(w)Investments resulting from pledges and deposits permitted under Section 7.01(e).

7.03Indebtedness. Create, incur, assume or suffer to exist any Indebtedness or Renewable L/C Obligations except:

(a)(x) Indebtedness arising under the Loan Documents (including any Refinancing Facility and as a result of an exercise of a Wilpinjong Mandatory Offer) and (y) other Priority Lien Indebtedness; provided that no additional Priority Lien Indebtedness may be incurred after the Closing Date other than (i) increases as a result of capitalized payment-in-kind interest, (ii)

130

any Permitted Refinancing Indebtedness of Priority Lien Indebtedness existing on the Closing Date or Indebtedness of the type set forth in clauses (iii) and (iv) below, (iii) Indebtedness under the 2024 Notes Indenture as a result of an exercise of a Wilpinjong Mandatory Offer, (iv) additional 2024 Notes issued solely in connection with the substantially simultaneous repurchase, retirement, repayment or exchange for Remaining 2022 Notes (such 2024 Notes, the “Additional Refinancing 2024 Notes”) in an amount not to exceed the aggregate principal amount of the 2022 Notes not tendered in the Notes Exchange Offer (as defined in the Transaction Support Agreement) as of the Closing Date (such 2022 Notes, the “Remaining 2022 Notes”), so long as such Additional Refinancing 2024 Notes (I) shall have a maturity no earlier than December 31, 2024, (II) shall have a coupon no greater than 8.50% (of which no more than 6.00% may be paid in cash) and (III) shall not contain any mandatory prepayment provisions, covenants, events of default or other terms, which are more favorable than those of the 2024 Notes outstanding on the Closing Date, (v) Priority Lien Debt incurred pursuant to clause (n) below and (vi) Guarantees of the Borrower or any Loan Party in respect of Priority Lien Debt otherwise permitted hereunder of the Borrower or any such Loan Party;

(b)Indebtedness outstanding on the Closing Date and (other than any individual obligation with respect to such Indebtedness that is less than $2,000,000) listed on Schedule 7.03;

(c)any Permitted Refinancing Indebtedness of Indebtedness permitted under Section 7.03(b) or of Indebtedness subsequently incurred under this Section 7.03(c);

(d)Guarantees of the Borrower or any Restricted Subsidiary in respect of Indebtedness otherwise permitted hereunder of the Borrower or any such Restricted Subsidiary;

(e)Indebtedness in respect of (i) Cash Management Obligations incurred in the ordinary course of business and (ii) Hedging Agreements incurred in the ordinary course of business, consistent with prudent business practice;

(f)(i) Indebtedness of the Borrower and any Restricted Subsidiary to any Restricted Subsidiary and of any Restricted Subsidiary to the Borrower and (ii) Disqualified Equity Interests of a Restricted Subsidiary issued to the Borrower or another Restricted Subsidiary; provided that, (a) any such Indebtedness extended by any Loan Party or any non-Loan Party to a Loan Party must be subordinated to the Secured Obligations on customary terms and (b) Indebtedness of a non-Loan Party Restricted Subsidiary made by a Loan Party pursuant to this Section 7.03(f) and any Disqualified Equity Interests of a non-Loan Party Restricted Subsidiary issued to a Loan Party, together with Investments by a Loan Party in non-Loan Party Restricted Subsidiaries made pursuant to Section 7.02(k) and Investments made pursuant to Section 7.02(n)(iii), shall not in the aggregate exceed the greater of $100,000,000 and 2.5% of Consolidated Net Tangible Assets; provided further, that notwithstanding the foregoing, the Indebtedness extended pursuant to the PIC Intercompany Loan Agreement and any other Indebtedness extended by any Loan Party to any non-Loan Party Restricted Subsidiary shall be permitted (and shall not be subject to the cap in the immediately preceding proviso) so long as such Indebtedness is evidenced by a promissory note, in form and substance reasonably satisfactory to the Administrative Agent (it being acknowledged that the PIC Intercompany Note is satisfactory to the Administrative Agent), and such promissory note shall be pledged to the Collateral Trustee as Collateral (such debt,

131

“Pledged Intercompany Indebtedness”); provided further that any Indebtedness extended by any Loan Party to any non-Loan Party shall be limited to transactions in the ordinary course and consistent with past practice;

(g)unsecured Indebtedness of the Loan Parties incurred after the First Amendment Effective Date in an aggregate amount not to exceed $150,000,000 at any one time outstanding; provided that (i) the use of proceeds of such Indebtedness shall be limited to satisfying margin calls with respect to commodity hedges by funding margin accounts, (ii) at the time of any issuance thereof, no Default or Event of Default shall have occurred and be continuing or may result therefrom, (iii) such Indebtedness shall mature no earlier than 91 days after the final Maturity Date and shall not have any scheduled amortization or payments of principal prior to the maturity date of such unsecured Indebtedness or require any mandatory prepayments, redemptions or sinking fund obligations prior to the maturity date of such unsecured Indebtedness, other than (x) a customary acceleration right after an event of default thereunder and (y) prepayments made out of the proceeds of a substantially concurrent issuance of new shares of common stock or other Qualified Equity Interests of the Borrower, (iv) such Indebtedness shall continue to be unsecured and shall not be guaranteed by any Person other than a Loan Party, (v) at no time shall the documentation governing such unsecured Indebtedness include any event of default in addition to or covenant more restrictive to the Borrower or any Loan Party or their respective subsidiaries than the events of default or covenants as set forth in this Agreement (other than information covenants with respect to Hedge Agreements), (vi) the cash interest rate applicable to such outstanding Indebtedness shall not exceed 10.0% per annum (exclusive of default interest at a rate not to exceed 2.00% per annum) and no cash fee payments may be made with respect thereto (other than fees disclosed to the Administrative Agent and the Lenders prior to the First Amendment Effective Date) and (vii) no interest or fee payment, including default interest, shall be made on such Indebtedness at any time a Default or Event of Default has occurred and is continuing (provided that all such interest and fees, including default interest, may accrue and, if paid in kind, shall not be subject to the $150,000,000 limitation set forth in this clause (g));

(h)(x) Guarantees by the Borrower or any Restricted Subsidiary of borrowings by current or former officers, managers, directors, employees or consultants in connection with the purchase of Equity Interests of the Borrower by any such person in an aggregate principal amount not to exceed $2,000,000 at any one time outstanding and (y) to the extent constituting a Guarantee, the Wilpinjong Mandatory Offer.

(i)Indebtedness incurred in connection with any Permitted Securitization Program;

(j)~~[reserved];~~

(j)Renewable L/C Obligations; provided that in any fiscal year (commencing with the fiscal year ending December 31, 2022) the aggregate amount of (x) Investments made pursuant to Section 7.02 (n), plus (y) Renewable L/C Obligations issued, created, incurred, assumed or guaranteed in such fiscal year shall not exceed $30,000,000 (with unused amounts pursuant to this clause (j) and Section 7.02(n) permitted to be carried over to succeeding fiscal

132

years on an aggregate basis); provided further that no Renewable L/C Obligations shall be permitted to be incurred under this Section 7.03 other than pursuant to this clause (j).

(k)Indebtedness of the Borrower or any Restricted Subsidiary Incurred to finance the acquisition, construction or improvement of any assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets before the acquisition thereof; provided that the aggregate principal amount at any time outstanding of any Indebtedness incurred pursuant to this clause, including all Permitted Refinancing Debt Incurred to refund, refinance or replace any Indebtedness incurred pursuant to this clause, may not exceed the greater of (a) $100,000,000 or (b) 2.0% of Consolidated Net Tangible Assets; provided that such amount may be increased by the then-outstanding principal amount of any operating lease in existence on the Closing Date that is actually restructured to a Capital Lease after the Closing Date;

(l)Indebtedness of non-Loan Party Restricted Subsidiaries in an aggregate amount not to exceed $50,000,000;

(m)[reserved];

(n)(i) Indebtedness of Loan Parties constituting (A) unsecured senior or senior subordinated debt securities, (B) debt securities that are secured by a Lien ranking junior to the Liens securing the Secured Obligations or (C) debt securities that are secured by a Lien ranking pari passu with the Liens securing the Secured Obligations in an aggregate principal amount (for all the Indebtedness incurred under clauses (A), (B) and (C) on a combined basis), which Refinances some or all of the Loans hereunder and has an aggregate principal amount which does not exceed the principal amount of the Loans hereunder which are being Refinanced except with respect to any Permitted Refinancing Increase (such Indebtedness, the “Refinancing Notes”); provided that (1) with respect to Refinancing Notes incurred under clause (n)(C) hereof, (x) the final stated maturity of such Refinancing Notes shall not be sooner than the Maturity Date, (y) the weighted average life to maturity of such Refinancing Notes is greater than or equal to the weighted average life to maturity of the Loans, and (z) such Refinancing Notes shall not be subject to any mandatory prepayment, repurchase or redemption provisions, unless the prepayment, repurchase or redemption of such Indebtedness is accompanied by the prepayment of a pro rata portion of the outstanding principal of the Loans hereunder pursuant to Section 2.05 hereof, (2) with respect to Refinancing Notes incurred under clause (n)(A) or (n)(B) hereof, (x) the final stated maturity of such Refinancing Notes shall not be sooner than 180 days after the Maturity Date, (y) the weighted average life to maturity of such Refinancing Notes is greater than the weighted average life to maturity of the Loans and any other Refinancing L/C Borrowing Facilities and (z) such Refinancing Notes do not have scheduled amortization or payments of principal and shall not be subject to mandatory redemption, repurchase, prepayment or sinking fund obligations (other than pursuant to customary asset sale, event of loss, excess cash flow, change of control prepayment provisions and a customary acceleration right after an event of default), in each case prior to the Maturity Date at the time such Refinancing Notes are incurred, (3) no Default or Event of Default shall have occurred or be continuing at the time of occurrence of such Refinancing Notes or would result therefrom, (4) to the extent secured, (x) such Indebtedness shall not be secured by a Lien on any asset of the Borrower and its Restricted Subsidiaries that does not also secure the L/C Borrowing Facility and (y) such Indebtedness shall

133

be subject to the Collateral Trust Agreement, and (5) to the extent guaranteed, such Indebtedness shall not be guaranteed by a Restricted Subsidiary that is not a Guarantor of the Secured Obligations;

(o)[reserved];

(p)[reserved];

(q)additional Indebtedness of the Loan Parties in an amount not to exceed
$10,000,000 in the aggregate at any time outstanding;

(r)Indebtedness of the Borrower or any Restricted Subsidiary in connection with one or more standby or trade-related letters of credit, performance bonds, bid bonds, appeal bonds, bankers acceptances, insurance obligations, reclamation obligations, bank guarantees, surety bonds, completion guarantees or other similar bonds and obligations, including self-bonding arrangements, issued by the Borrower or a Restricted Subsidiary, in each case, in the ordinary course of business or pursuant to self-insurance obligations and not in connection with the borrowing of money or the obtaining of advances;

(s)Indebtedness arising from agreements of the Borrower or any Restricted Subsidiaries providing for indemnification, adjustment of purchase price, earnouts or similar obligations, in each case, incurred or assumed in connection with the acquisition or disposition of any business, assets or any Subsidiary;

(t)Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business;

(u)Indebtedness of the Borrower or any Restricted Subsidiary consisting of (i) the financing of insurance premiums or (ii) take-or-pay obligations contained in supply or other arrangements; and

(v)any transaction permitted under Section 7.16.

7.04Fundamental Changes. Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of the assets (whether now owned or hereafter acquired) of the Borrower and its Restricted Subsidiaries, taken as a whole, to or in favor of any Person, except that, if no Default exists or would immediately result therefrom:

(a)any Subsidiary may merge or consolidate with (i) the Borrower, provided that the Borrower shall be the continuing or surviving Person or (ii) any one or more other Subsidiaries, provided that (A) when any wholly-owned Subsidiary is merging with another Subsidiary, the wholly-owned Subsidiary shall be the continuing or surviving Person, (B) when any Restricted Subsidiary is merging with any other Subsidiary, the continuing or surviving Person (unless such surviving Person could otherwise be designated an Unrestricted Subsidiary hereunder) shall be a Restricted Subsidiary, (C) when any Foreign Subsidiary is merging with any Domestic Subsidiary, the continuing or surviving Person shall be the Domestic Subsidiary and (D) when

134

any Guarantor is merging with any other Subsidiary, the continuing or surviving Person shall be a Guarantor (and shall not be a Specified Subsidiary);

(b)any Subsidiary may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Borrower or to another Subsidiary; provided that (i) if the transferor in such a transaction is a Restricted Subsidiary, then the transferee must either be the Borrower or another Restricted Subsidiary (unless such Disposition would otherwise be permitted as an Investment in an Unrestricted Subsidiary), (ii) if the transferor is a Domestic Subsidiary, then the transferee must either be the Borrower or another Domestic Subsidiary and
(iii) if the transferor is a Guarantor, then the transferee must either be the Borrower or another Guarantor (and shall not be a Specified Subsidiary);

(c)the Borrower and any Restricted Subsidiary may merge or consolidate with any other Person in a transaction in which the Borrower or the Restricted Subsidiary, as applicable, is the surviving or continuing Person; provided that, the Borrower may not merge or consolidate with a Restricted Subsidiary unless the Borrower is the surviving or continuing Person; and

(d)any Restricted Subsidiary may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and not materially disadvantageous to the Lenders and the assets, if any, of any Restricted Subsidiary so liquidated or dissolved are transferred (x) to another Restricted Subsidiary or the Borrower and
(y) to a Guarantor (that is not a Specified Subsidiary) or the Borrower if such liquidated or dissolved Restricted Subsidiary is a Guarantor.

7.05Dispositions. Make any Disposition or enter into any agreement to make any Disposition (other than Dispositions permitted pursuant to Sections 7.01, 7.04 and 7.06), except:

(a)Dispositions of surplus, obsolete, used or worn out property or other property that, in the reasonable judgment of the Borrower, is no longer useful in its business (but excluding any Real Property);

(b)(i) Dispositions of inventory, equipment or accounts receivable in the ordinary course of business and (ii) Dispositions of accounts receivable in connection with a factoring facility in an aggregate outstanding principal amount not to exceed $25,000,000 at any time entered into by a non-Loan Party Restricted Subsidiary undertaken consistent with past practice or in the ordinary course of business;

(c)Dispositions of the assets set forth on Schedule 7.05;

(d)Dispositions of cash and Cash Equivalents pursuant to transactions permitted under this Agreement (including pursuant to Section 7.02) or otherwise in the ordinary course of business;

(e)Dispositions of Receivables Assets pursuant to Permitted Securitization Programs;

135

(f)(A) the sale of defaulted receivables in the ordinary course of business and not as part of a Permitted Securitization Program and (B) Dispositions of receivables in connection with the compromise, settlement or collection thereof in the ordinary course of business or in bankruptcy or similar proceeding;

(g)licensing, sublicensing and cross-licensing arrangements involving any technology or other intellectual property of the Borrower or any Restricted Subsidiary in the ordinary course of business or lapse or abandonment of intellectual property rights in the ordinary course of business that, in the reasonable judgment of the Borrower, is no longer useful in its business;

(h)Permitted Asset Swaps;

(i)(A) the grant in the ordinary course of business of any non-exclusive easements, permits, licenses, rights of way, surface leases or other surface rights or interests and (B) any lease, sublease or license of assets (with the Borrower or a Restricted Subsidiary as the lessor, sublessor or licensor) in the ordinary course of business;

(j)(i) transfers of condemned property as a result of the exercise of “eminent domain” or other similar policies or (ii) transfers of properties that have been subject to a casualty event or act of god;

(k)if immediately after giving effect to such Disposition, (i) no Event of Default has occurred and is continuing, (ii) the consideration received for such Disposition shall be in an amount at least equal to the fair market value thereof as reasonably determined by the Borrower in good faith and (iii) at least 75% of the consideration for such Dispositions undertaken pursuant to this Section 7.05(k) shall be paid in cash or Cash Equivalents, provided that, for purposes of this provision, each of the following shall be deemed to be cash:

(A)any securities, notes, other obligations or assets received by the Borrower or any Restricted Subsidiary from such transferee that are converted by the Borrower or such Restricted Subsidiary into cash or Cash Equivalents within 180 days of the receipt thereof, to the extent of the cash or Cash Equivalents received in that conversion;

(B)any liabilities of the Borrower or any Restricted Subsidiary (other than contingent liabilities) that are assumed by the transferee of any such assets and as a result of which the Borrower or such Restricted Subsidiary is released from further liability; and

(C)any Designated Non-Cash Consideration received by the Borrower or any of its Restricted Subsidiaries in such Disposition; provided that the quantity equal to
(1) the aggregate fair market value of such Designated Non-Cash Consideration, as reasonably determined by the Borrower in good faith, taken together with the fair market value at the time of receipt of all other Designated Non-Cash Consideration received pursuant to this clause (C) minus (2) the amount of Net Proceeds previously realized in cash from prior DesignatedNon-Cash Consideration shall not exceed $25,000,000;

136

(l)any Investment permitted pursuant to Section 7.02(m), which constitutes a Disposition;

(m)Dispositions that do not constitute Asset Sales;

(n)to the extent allowable under Section 1031 of the Code, or any comparable or successor provision, any like kind exchange of property for use in a Similar Business;

(o)(i) any surrender or waiver of contractual rights or the settlement, release, or surrender of contractual rights or other litigation claims in the ordinary course of business or (ii) any settlement, discount, write off, forgiveness, or cancellation of any Indebtedness owing by any present or former directors, officers, or employees of the Borrower or` any Restricted Subsidiary or any of their successors or assigns;

(p)the unwinding or termination of any Hedging Obligations or Cash Management Obligations;

(q)the sale of assets by the Borrower and its Restricted Subsidiaries consisting of Real Property solely to the extent that such Real Property is not necessary for the normal conduct of operations of the Borrower and its Restricted Subsidiaries; and

(r)Dispositions between a Loan Party and a non-Loan Party Restricted Subsidiary to the extent such Disposition would be permitted by Section 7.02(k).

7.06Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment except that:

(a)(i) each Subsidiary may make Restricted Payments to the Borrower, the Subsidiaries and any other Person that owns an Equity Interest in such Subsidiary, ratably according to their respective holdings of the type of Equity Interest in respect of which such Restricted Payment is being made or as otherwise required pursuant to its Organizational Documents and (ii) as of and following the Closing Date, (A) the Borrower and each Subsidiary may make payments and prepayments of principal or interest on account of intercompany Indebtedness owing to the Borrower or any other Loan Party and (B) each non-Loan Party Subsidiary may make payments and prepayments of principal or interest on account of intercompany Indebtedness owing to any non-Loan Party Subsidiary;

(b)the Borrower may declare and make dividend payments or other distributions payable solely in the common stock or other Equity Interests of the Borrower;

(c)the Borrower may purchase, redeem or otherwise acquire Equity Interests issued by it with the proceeds received from the substantially concurrent issuance of new shares of common stock or other Qualified Equity Interests of the Borrower;

(d)the Borrower or any of its Subsidiaries may purchase (i) Equity Interests in any Loan Party or options with respect thereto held by directors, officers or employees of the Borrower or any Restricted Subsidiary (or their estates or authorized representatives) in connection with (A) the death, disability or termination of employment of any such director,

137

officer or employee or (B) any benefit or incentive plans to provide funds for the payment of any Tax or other amounts owing by such directors, officers or employees upon vesting of the Equity Interests or options provided under such plans; and (ii) Equity Interests in any Loan Party for future issuance under any employee stock plan; provided that (a) no Event of Default has occurred and is continuing at the time of such purchase and (b) for both clauses (i) and (ii), the aggregate cash consideration paid therefor in any twelve-month period shall not exceed
$5,000,000 in the aggregate;

(e)[reserved];

(f)(i) the Borrower may make regularly scheduled payments of interest on any Junior Lien Indebtedness, (ii) the Borrower and any Subsidiary may make regularly scheduled payments of interest and principal at maturity of unsecured Indebtedness and (iii) the Borrower and any Subsidiary may redeem, repurchase or otherwise acquire or retire for value any unsecured Indebtedness in anticipation of satisfying a scheduled maturity, sinking fund or amortization installment obligation, in the case of this clause (iii), due within three months of the date of such redemption, repurchase, acquisition or retirement;

(g)[reserved];

(h)the repayment, redemption, repurchase, defeasance or other acquisition or retirement for value of unsecured Indebtedness, any Subordinated Indebtedness or any Junior Lien Indebtedness (i) with the net cash proceeds of, or in exchange for, Permitted Refinancing Indebtedness or (ii) in exchange for, or out of the proceeds of, a substantially concurrent issue of new shares of common stock or other Qualified Equity Interests of the Borrower;

(i)the Borrower may make regularly scheduled payments of interest in respect of any Subordinated Indebtedness in accordance with the terms thereof and only to the extent require by and subject to the subordination provisions contained therein or pursuant to any subordination agreement;

(j)cash payments in lieu of fractional shares upon exercise of options or warrants or conversion or exchange of convertible securities, repurchases of Equity Interests deemed to occur upon the exercise of options, warrants or other convertible securities to the extent such securities represent a portion of the exercise price of such options, warrants or other convertible securities and repurchases of Equity Interests in connection with the withholding of a portion of the Equity Interests granted or awarded to a director or an employee to pay for the Taxes payable by such director or employee upon such grant or award;

(k)[reserved];

(l)notwithstanding the foregoing, if the Borrower declares a dividend or distribution in the foregoing clauses (a) through (k), the Borrower can pay any such dividend or distribution within 60 days after the date of declaration thereof;

(m)[reserved];

138

(n)the repurchase, retirement or repayment for cash of any outstanding Remaining 2022 Notes (A) at the stated maturity thereof in amount equal to 100% of the principal amount of such notes and (B) in an aggregate principal amount not to exceed the sum of (i) the greater of
(a) $25,000,000 million and (b) 75% of the principal amount of the Remaining 2022 Notes outstanding immediately after the Closing Date, (ii) any net cash proceeds from an offering of Qualified Equity Interests that has closed no longer than 45 days prior to such repurchase, retirement or repayment and (iii) no earlier than 90 days prior to their stated maturity, from the net cash proceeds from an offering of Additional Refinancing 2024 Notes substantially simultaneous with such repurchase, retirement or repayment; provided that the purchase price for any 2022 Notes repurchased, retired or repaid pursuant to the baskets in clauses (i) and (ii) are (w) less than 50% of the principal amount of such notes, plus accrued and unpaid interest, if repurchased, retired or repaid more than a year prior to their stated maturity, (x) less than 75% of the principal amount of such notes, plus accrued and unpaid interest, if repurchased, retired or repaid between a year and 45 days prior to their stated maturity, or (y) no higher than 100% of the principal amount of such notes, plus accrued and unpaid interest, if repurchased, retired or repaid within 45 days prior to their stated maturity; provided further that the stated maturity of the Remaining 2022 Notes shall be no earlier than March 31, 2022;

(o)open-market repurchases of any Priority Lien Indebtedness (excluding, for the avoidance of doubt, the Remaining 2022 Notes), so long as, (a) immediately after giving pro forma effect to any such repurchase, Liquidity as of the Business Day immediately prior to such repurchase shall not be less than $200,000,000 and (b), other than repurchases made with the Retained Excess Available Repurchase Amounts, the Borrower makes a related Debt Repurchase Mandatory Offer with respect to each repurchase permitted under this clause (o); and

(p)repurchase of the 2024 Notes by the Borrower pursuant to Issue Date Offer to Purchase (as defined in the 2024 Notes Indenture).

7.07Change in Nature of Business. Engage in any material line of business other than a Similar Business; provided that Investments in Renewable JVs made and Renewable L/C Obligations issued, created, incurred, assumed or guaranteed, in each case in accordance with Section 7.02(n), shall be permitted.

7.08Transactions with Affiliates. Enter into, renew or extend any transaction or arrangement, including, without limitation, any purchase, sale, lease or exchange of property or assets or the rendering of any service, with any Affiliate of the Borrower or any Restricted Subsidiary (a “Related Party Transaction”) involving an aggregate consideration in excess of $25,000,000, unless the Related Party Transaction is (a) not prohibited by this Agreement and (b) on fair and reasonable terms that are not materially less favorable (as reasonably determined by the Borrower) to the Borrower or any of the relevant Restricted Subsidiaries than those that could be obtained in a comparable arm’s-length transaction with a Person that is not an Affiliate of the Borrower; provided that (i) any Related Party Transaction or series of Related Party Transactions with an aggregate value in excess of
$50,000,000 must first be approved by a majority of the board of directors of the Borrower who are disinterested in the subject matter of the transaction pursuant to a resolution by the board of directors of the Borrower and (ii) with respect to any Related Party Transaction or series of Related Party Transactions with an aggregate value in excess of $100,000,000, the

139

Borrower must deliver to the Administrative Agent an opinion from an accounting, appraisal, or investment banking firm of national standing in the applicable jurisdiction (x) stating that its terms are not materially less favorable to the Borrower or any of the relevant Restricted Subsidiaries that would have been obtained in a comparable transaction with an unrelated Person or (ii) as to the fairness to the Borrower or any of the relevant Restricted Subsidiaries of such Related Party Transaction from a financial point of view. Notwithstanding the foregoing, the foregoing restrictions shall not apply to the following:

(A)transactions between or among (i) any Loan Parties and (ii) any non-Loan Party Restricted Subsidiaries;

(B)the payment of reasonable and customary fees and reimbursement of expenses payable to directors of the Borrower or any of its Restricted Subsidiaries or to any Plan, Plan administrator or Plan trustee;

(C)loans and advances to directors, officers and employees to the extent permitted by Section 7.02;

(D)the arrangements with respect to the procurement of services of directors, officers, independent contractors, consultants or employees in the ordinary course of business and the payment of customary compensation (including bonuses) and other benefits (including retirement, health, stock option and other benefit plans) and reasonable reimbursement arrangements in connection therewith;

(E)payments to directors and officers of the Borrower and its Restricted Subsidiaries in respect of the indemnification of such Persons in such respective capacities from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements, as the case may be, pursuant to the Organizational Documents or other corporate action of the Borrower or its Restricted Subsidiaries, respectively, or pursuant to applicable law;

(F)(i) intercompany Investments permitted by Section 7.02(k), (ii) intercompany Indebtedness and issuances of Disqualified Equity Interests, in each case, permitted pursuant to Section 7.03(f) and (iii) Dispositions not prohibited by Section 7.05;

(G)Restricted Payments permitted by Section 7.06; and

(H)transactions arising under any other contract, agreement, instrument or other arrangement in effect on the Seventh Amendment Effective Date (as defined in the Existing Credit Agreement) and set forth on Schedule 7.08, as amended, modified or replaced form time to time so long as the amended, modified or new arrangements, taken as a whole at the time such arrangements are entered into, are not materially less favorable to the Borrower and its Restricted Subsidiaries than those in effect on the Seventh Amendment Effective Date.

7.09Most Favored Nations. Enter into any additional, or modify any existing, agreements with any Person with respect to any existing or future Indebtedness of the Borrower or any of its Restricted Subsidiaries that have the effect of establishing rights or

140

otherwise benefiting such Person with respect to any financial maintenance covenant in a manner more favorable in any material respect to such Person than the rights and benefits established in favor of the Lenders under this Agreement, unless, in any such case, this Agreement has been amended to provide the Lenders with such rights and benefits.

7.10Use of Proceeds. Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose.

7.11Minimum Liquidity.    Permit Liquidity as of the end of each fiscal quarter to be less than $125,000,000.

7.12Burdensome Agreements. Enter into any Contractual Obligation that (x) limits the ability of the Borrower or any Guarantor to create, incur, assume or suffer to exist any Lien upon any of its property to secure the Obligations hereunder or (y) limits the ability of any Subsidiary to make Restricted Payments to the Borrower or any Guarantor or to otherwise transfer property to the Borrower or any Guarantor; provided, however, that the foregoing clause shall not apply to Contractual Obligations which:

(a)solely in the case of clause (y) of this Section 7.12, exist on the date hereof and (to the extent not otherwise permitted by this Section 7.12) are listed on Schedule 7.12 as of the Closing Date;

(b)are binding on a Restricted Subsidiary at the time such Restricted Subsidiary first becomes a Restricted Subsidiary of the Borrower, so long as such Contractual Obligations were not entered into solely in contemplation of such Person becoming a Restricted Subsidiary of the Borrower;

(c)arise in connection with any Lien permitted by Section 7.01(i) to the extent such restrictions relate to the assets (and any proceeds in respect thereof) which are the subject of such Lien;

(d)represent Indebtedness permitted by Section 7.03 (other than secured Indebtedness permitted by Section 7.03(k)); provided that such restrictions (i) apply solely to Restricted Subsidiaries that are not Guarantors or (ii) are no more restrictive than the limitations (taken as a whole) set forth in the Loan Documents and do not materially impair the Borrower’s ability to grant the security interests to the Collateral Trustee contemplated by the Loan Documents or pay the Obligations under the Loan Documents as and when due (as reasonably determined in good faith by the Borrower) ;

(e)[reserved];

(f)arise in connection with any Disposition permitted by Section 7.05 solely with respect to the assets that are the subject of such Disposition;

141

(g)are customary provisions in joint venture agreements and other similar agreements applicable solely to such joint venture or the Equity Interests therein (but excluding any such agreement related to the Gibraltar Holdings or any Specified Subsidiary);

(h)are customary restrictions on leases, subleases, licenses or asset sale agreements otherwise permitted hereby so long as such restrictions relate to the assets subject thereto;

(i)are customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Borrower or any Restricted Subsidiary;

(j)are customary limitations (including financial maintenance covenants) existing under or by reason of leases entered into in the ordinary course of business;

(k)are restrictions on cash or other deposits imposed under contracts entered into in the ordinary course of business;

(l)are customary provisions restricting assignment of any agreements;

(m)are restrictions imposed by any agreement relating to any Permitted Securitization Program to the extent that such restrictions relate to the assets (and any proceeds in respect thereof) that are the subject of such Permitted Securitization Program; or

(n)are set forth in any agreement evidencing an amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing of the Contractual Obligations referred to in clauses (a) through (m) above; provided, that such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing is, in the good faith judgment of the Borrower, not materially less favorable to the Loan Party with respect to such limitations than those applicable pursuant to such Contractual Obligations prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing.

7.13Restrictions on Specified Subsidiaries. (a) With respect to each Specified Subsidiary, permit such Specified Subsidiary to, (i) retain any cash other than cash
(A) necessary to continue to operate in the ordinary course and comply with any Requirement of Law, as reasonably determined by it or the Borrower, or (B) where such Specified Subsidiary has taken commercially reasonable efforts to execute and deliver a deposit account control agreement perfecting the Collateral Trustee’s Lien in such deposit account;
(ii) consolidate with or merge with or into any Person; (iii) incur, directly or indirectly, any Indebtedness or any other obligation or liability whatsoever other than (A) the Indebtedness and obligations under this Agreement and the other Loan Documents, (B) solely with respect to Gibraltar Holdings, intercompany Indebtedness permitted hereunder and (C) to the extent otherwise permitted hereunder, the Indebtedness and obligations under the other Priority Lien Documents; (iv) create or suffer to exist any Lien upon any property or assets now owned or hereafter acquired, leased or licensed by it other than the Liens created under the Security Documents to which it is a party and, to the extent otherwise permitted hereunder, the other Priority Lien Documents; (v) sell or otherwise dispose of any Equity Interests of Gibraltar Holdings or Peabody Investments (Gibraltar) Limited, as applicable; or (vi) fail to hold itself out to the public as a legal entity separate and distinct from all other Persons; and (b) with

142

respect to each Specified Subsidiary (other than Gibraltar Holdings), permit such Specified Subsidiary to, (i) engage in any business or activity or own any assets other than (A) holding 100% of the Equity Interests of Gibraltar Holdings, (B) performing its obligations and activities incidental thereto under the Loan Documents, the other Priority Lien Documents; and (C) making Restricted Payments to a Guarantor or the Borrower; (ii) convey, transfer, lease or license any of its assets to, any Person; or (iii) create or acquire any Subsidiary or make or own any Investment in any Person (other than any intercompany Investments to a Guarantor or the Borrower), in each case, after the Closing Date.

7.14[Reserved].

7.15Fiscal Year. Change its fiscal year-end from December 31.

7.16 Sale and Lease-Backs. Become or remain liable as lessee or as a guarantor or other surety with respect to any lease of any property (whether real, personal or mixed), whether now owned or hereafter acquired, which the Borrower or such Restricted Subsidiary (a) has sold or transferred or is to sell or to transfer to any other Person (other than the Borrower or any of its Restricted Subsidiaries), to the extent involving the sale of assets with a fair market value in excess of $25,000,000 in the aggregate and (b) intends to use for substantially the same purpose as any other property which has been or is to be sold or transferred by the Borrower or such Restricted Subsidiary to any Person (other than the Borrower or any of its Restricted Subsidiaries) in connection with such lease.

7.17Amendments or Waivers of Organizational Documents. Agree to any amendment, restatement, supplement or other modification to, or waiver of, any of its Organizational Documents as in effect on the Seventh Amendment Effective Date (as defined in the Existing Credit Agreement), in each case, to the extent the same would reasonably be expected to be material and adverse to any Secured Party (in the good faith determination of the Borrower), without obtaining the prior written consent of Required Lenders to such amendment, restatement, supplement or other modification or waiver.

ARTICLE VIII.
EVENTS OF DEFAULT AND REMEDIES

8.01Events of Default. Any of the following shall constitute an “Event of Default”:

(a)Non-Payment. The Borrower or any other Loan Party fails to pay (i) when and as required to be paid herein, any amount of principal of any Loan, any L/C Borrowing or L/C Obligation, or (ii) within five days after the same becomes due, any interest on any Loan, on any L/C Borrowing or on any L/C Obligation, or any fee due hereunder, any other amount (excluding, for the avoidance of doubt, any Unreimbursed Amount) payable hereunder or under any other Loan Document; or

(b)Specific Covenants. The Borrower fails to perform or observe any term, covenant or agreement contained in any of Sections 6.01(a), 6.01(b), 6.02(b), 6.03(a), 6.05, 6.11, 6.18(a) or Article VII; or

143

(c)Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in subsection (a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for 30 days; or

(d)Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Borrower or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect when made or deemed made; or

(e)Cross-Default. The Borrower or any Restricted Subsidiary (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Guarantee (other than Indebtedness hereunder) in each case having an aggregate principal amount of more than the Threshold Amount or any Indebtedness incurred pursuant to Section 7.03(g), beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness or Guarantee was created, (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity, or such Guarantee to become due or payable, or (C) fails to observe or perform any agreement or condition relating to any such Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, as a result of which default or other event, the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) shall have caused, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity, or such Guarantee to become due or payable; or

(f)Insolvency Proceedings, Etc. Subject to Section 8.03, any Loan Party or any of its Restricted Subsidiaries institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any substantial part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Loan Party or Restricted Subsidiary and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under any Debtor Relief Law relating to any such Loan Party or Restricted Subsidiary or to all or any substantial part of its property is instituted without the consent of such Loan Party or Restricted Subsidiary and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding; or

(g)Inability to Pay Debts; Attachment. Subject to Section 8.03, (i) the Borrower or any Restricted Subsidiary becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar

144

process is issued or levied against all or any substantial part of the property of any such Borrower or Restricted Subsidiary and is not released, vacated or fully bonded within 60 days after its issue or levy; or

(h)Judgments. There is entered against the Borrower or any Restricted Subsidiary a final judgment or order for the payment of money in an aggregate amount exceeding the Threshold Amount (to the extent not covered by independent third party insurance), and such judgments or orders shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or

(i)ERISA. The occurrence of any of the following events that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect: (i) an ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in an actual obligation to pay money of the Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC, or (ii) the Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan; or

(j)Invalidity of Loan Documents. Any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or Payment In Full, ceases to be in full force and effect; or any Loan Party or any other Person contests in any manner the validity or enforceability of any Loan Document; or any Loan Party denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any Loan Document; or any Security Document ceases to create a valid Lien with the priority required thereby on the Collateral covered thereby (other than as expressly permitted thereunder or solely as a result of the acts or omissions of the Administrative Agent or Collateral Trustee (including failure to maintain possession of any stock certificates, or other instruments delivered to it under any Security Document)); or

(k)Change of Control. There occurs any Change of Control; or

(l)Subordinated Indebtedness. Any Subordinated Indebtedness or any Junior Lien Indebtedness permitted hereunder or the guarantees thereof or, in the case of Junior Lien Indebtedness, the Liens securing such Junior Lien Indebtedness, shall cease, for any reason, to be validly subordinated to the Obligations of the Loan Parties hereunder, as provided in the Collateral Trust Agreement or the indenture governing such Subordinated Indebtedness or Junior Lien Indebtedness, or any Loan Party, any Affiliate of any Loan Party, the trustee in respect of the Subordinated Indebtedness or Junior Lien Indebtedness or the holders of at least 25% in aggregate principal amount of the Subordinated Indebtedness or Junior Lien Indebtedness shall so assert; or

(m)Surety Transaction Support Agreement. (i)    Any termination of the Surety Transaction Support Agreement by any Surety (as defined therein) signatory thereto; provided that such termination or terminations result in the Borrower or any of its Subsidiaries making payments or delivering collateral to such sureties beyond the collateral that such sureties are entitled to as of the Closing Date, and such payments or additional collateral are in excess of a

145

fair market value (or face value with respect to delivered letters of credit or guarantees) of
$50,000,000 in the aggregate; or

(ii)    the Surety Transaction Support Agreement is amended, supplemented or otherwise modified in a manner materially adverse to the Borrower or any of its Subsidiaries; or

(n)Transaction Support Agreement. The Borrower fails to comply with any obligation under the Transaction Support Agreement that survives or arises following the Closing Date (including any obligation under any post-effective date covenant) and the default or breach continues for a period of 30 consecutive days from the date written notice is given to the Borrower by the Administrative Agent or any Lender.

8.02Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions:

(a)declare the commitment of each Lender to make Loans, including L/C Borrowings, and any obligation of the L/C Issuers to issue or make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated;

(b)declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower;

(c)require that the Borrower Cash Collateralize the L/C Obligations (in an amount equal to the then Outstanding Amount thereof); and

(d)exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable law;

provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under Debtor Relief Laws of the United States or any other Event of Default under Section 8.01(f) or (g) hereof, the obligation of each Lender to make Loans and any obligation of any L/C Issuer to make L/C Credit Extensions shall automatically terminate, (i) the unpaid principal amount of all outstanding Loans, including L/C Borrowings, (ii) all interest and (iii) all amounts to be paid under Section 2.05(d)(ii) and Section 2.06(d)(ii) shall automatically become due and payable, and the obligation of the Borrower to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.

8.03Exclusion of Immaterial Subsidiaries. Solely for the purposes of determining whether an Event of Default has occurred under clause (f) or (g) of Section 8.01, any reference in any such clause to any Restricted Subsidiary shall be deemed not to include any Restricted Subsidiary affected by any event or circumstance referred to in any such clause that did not, as of the last day of the fiscal quarter of the Borrower most recently ended, have assets with a value in excess of 5% of the Tangible Assets or 5% of consolidated total revenues, in each case, of the Borrower and the Restricted Subsidiaries as of such date;

146

provided that if it is necessary to exclude more than one Restricted Subsidiary from clause (f) or (g) of Section 8.01 pursuant to this Section 8.03 in order to avoid an Event of Default thereunder, all excluded Restricted Subsidiaries shall be considered to be a single consolidated Restricted Subsidiary for purposes of determining whether the condition specified above is satisfied.

8.04Application of Funds. Subject to the Collateral Trust Agreement, after the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02), any amounts received on account of the Secured Obligations (including proceeds of Collateral) shall be applied by the Administrative Agent in the following order:

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent in its capacity as such;

Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest and Letter of Credit Fees) payable to the Lenders and any L/C Issuer (including fees, charges and disbursements of counsel to the respective Lenders and any L/C Issuer (including fees and time charges for attorneys who may be employees of any Lender or any L/C Issuer) and amounts payable under Article III), ratably among them in proportion to the respective amounts described in this clause Second payable to them;

Third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit Fees and interest on the Loans, L/C Borrowings and other Obligations, ratably among the Lenders and any L/C Issuer in proportion to the respective amounts described in this clause Third payable to them;

Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans and L/C Borrowings, ratably among the Lenders and the L/C Issuers in proportion to the respective amounts described in this clause Fourth held by them;

Fifth, to the Administrative Agent for the account of any L/C Issuer, to Cash Collateralize that portion of the L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit, less any Renewable Investment Reserve Amounts the Borrower has paid, plus any Reserve Reimbursed Amount Reductions and Reserve Reimbursed Amount Returns;

Sixth, to payment of that portion of the Obligations constituting unpaid principal of the unpaid Secured Hedging Obligations, ratably among the Hedge Banks to the Secured Hedging Agreements giving rise to such Secured Hedging Obligations in proportion to the respective amounts described in this clause Sixth held by them;

Seventh, to payment of that portion of the Obligations constituting the unpaid Secured Cash Management Obligations, ratably among the Cash Management Banks party to the Secured

147

Cash Management Agreements giving rise to such Secured Cash Management Obligations in proportion to the respective amounts described in this clause Seventh held by them; and

Last, the balance, if any, after all of the Secured Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law.

Subject to the terms hereof, amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit with the Administrative Agent as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Secured Obligations, if any, in the order set forth above.

ARTICLE IX. ADMINISTRATIVE AGENT

9.01Appointment and Authority. Each of the Lenders and each L/C Issuer hereby irrevocably appoints JPMorgan Chase Bank, N.A. to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and irrevocably authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers, rights and remedies as are delegated or granted to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. Except with respect to Section 9.06, Section 9.10 and Section 9.12, the provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the L/C Issuers, and neither the Borrower, nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions. In performing its functions and duties hereunder, the Administrative Agent shall act solely as an agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for the Borrower or any of its Subsidiaries.

9.02Rights as a Lender. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, the Administrative Agent in its individual capacity as a Lender hereunder. With respect to its participation in the Loans, the Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder, and may accept fees and other considerations from the Borrower for service in connection herewith and otherwise without any duty to account therefor to the Lenders.

148

9.03Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, the Administrative Agent:

(a)shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing;

(b)shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law, including, for the avoidance of doubt, any action that, in its opinion or the opinion of its counsel, may violate the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and

(c)shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity; and

(d)shall not be responsible or have any liability for or in connection with, or have any duty to ascertain, inquire into, monitor, maintain, update or enforce, compliance with the provisions hereof relating to Disqualified Institutions. Without limiting the generality of the foregoing, the Administrative Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Disqualified Institution or (y) have any liability with respect to or arising out of any assignment or participation of Loans, or disclosure of confidential information, to any Disqualified Institution.

Neither the Administrative Agent nor any of its officers, partners, directors, employees or agents shall be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Section 10.01 and 8.02) or (ii) in the absence of its own bad faith, gross negligence or willful misconduct, as determined by a final, non-appealable judgment of a court of competent jurisdiction. The Administrative Agent shall be deemed not to have knowledge of any Default or Event of Default unless and until notice describing such Default is given to the Administrative Agent by the Borrower, a Lender or an L/C Issuer.

The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any recital, statement, warranty or representation made in or in connection with this Agreement or any other Loan Document or made in any written or oral statements made in connection with the Loan Documents and the transactions contemplated thereby, (ii) the contents of any financial or other statements, instruments, certificate, report or other document delivered

149

hereunder or thereunder or in connection herewith or therewith, whether made by the Administrative Agent to the Lenders or the L/C Issuers or by or on behalf of any Loan Party to the Administrative Agent or any Lender or any L/C Issuer in connection with the Loan Documents and the transactions contemplated thereby, (iii) the financial condition or business affairs of any Loan Party or any other Person liable for the payment of any Obligations, (iv) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the use of proceeds of the Loans or Letters of Credit or the occurrence or possible occurrence of any Default or Event of Default or to make any disclosures with respect to the foregoing, (iv) the execution, validity, enforceability, effectiveness, genuineness, collectability or sufficiency of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. Anything contained herein to the contrary notwithstanding, the Administrative Agent shall not have any liability arising from confirmation of the amount of outstanding Loans or the component amounts thereof.

9.04Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the applicable L/C Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender or such L/C Issuer unless the Administrative Agent shall have received notice to the contrary from such Lender or such L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent shall be entitled to rely on and may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

9.05Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub agents appointed by the Administrative Agent. The Administrative Agent and any such sub agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory, indemnification and other provisions of this Article and Section 10.04 shall apply to any such sub agent and to the Related Parties of the Administrative Agent and any such sub agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. All of the rights, benefits, and privileges (including the exculpatory and indemnification provisions) of this Article shall apply to any such sub agent and to the Related Parties of any such sub agent, and shall apply to their respective activities as sub agent as if such sub agent and Related Parties were named herein. Notwithstanding anything

150

herein to the contrary, with respect to each sub agent appointed by the Administrative Agent,
(i) such sub agent shall be a third party beneficiary under this Agreement with respect to all such rights, benefits and privileges (including exculpatory rights and rights to indemnification) and shall have all of the rights and benefits of a third party beneficiary, including an independent right of action to enforce such rights, benefits and privileges (including exculpatory rights and rights to indemnification) directly, without the consent or joinder of any other Person, against any or all Loan Parties and the Lenders, (ii) such rights, benefits and privileges (including exculpatory rights and rights to indemnification) shall not be modified or amended without the consent of such sub agent, and (iii) such sub agent shall only have obligations to Administrative Agent and not to any Loan Party, Lender or any other Person, and no Loan Party, Lender, L/C Issuer or any other Person shall have any rights, directly or indirectly, as a third party beneficiary or otherwise, against such sub agent.

9.06Resignation of Administrative Agent. The Administrative Agent may at any time give notice of its resignation to the Lenders, the L/C Issuers and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, with the approval of the Borrower unless an Event of Default under Section 8.01(f) or (g) has occurred or is continuing (such approval not to be unreasonably withheld), to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may on behalf of the Lenders and the L/C Issuers, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that if the Administrative Agent shall notify the Borrower and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (1) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the L/C Issuers under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (2) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and each L/C Issuer directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). Upon the acceptance of a successor’s appointment as the Administrative Agent, hereunder, and upon the execution and filing or recording of such financing statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to continue the perfection of the Liens granted or purported to be granted by the Security Documents, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of

151

its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article and Section 10.04 shall continue in effect for the benefit of such retiring Administrative Agent, its sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.

9.07Non-Reliance on Administrative Agent and Other Lenders .

(a)Each Lender and L/C Issuer represents and warrants that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and L/C Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

(b)The Administrative Agent shall not have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such analysis on behalf of the Lenders or L/C Issuers or to provide any Lender or L/C Issuer with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or Letters of Credit or at any time or times thereafter, and the Administrative Agent shall not have any responsibility with respect to the accuracy of or the completeness of any information provided to the Lenders or L/C Issuers. Each Lender and L/C Issuer, by delivering its signature page to this Agreement or an Assignment and Assumption, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be approved by the Administrative Agent, Required Lenders or Lenders, as applicable.

(c)Each Lender acknowledges that Borrower and certain Affiliates of the Loan Parties are Eligible Assignees hereunder and may purchase Loans hereunder from Lenders from time to time, subject to the restrictions set forth in the definition of “Eligible Assignee” and Sections 2.19 and 2.20.

9.08No Other Duties, Etc. The Administrative Agent shall have only those duties and responsibilities that are expressly specified herein and the other Loan Documents. The Administrative Agent may exercise such powers, rights and remedies and perform such duties by or through its agents or employees. The Administrative Agent shall not have, by reason hereof or any of the other Loan Documents, a fiduciary relationship in respect of any Lender or any other Person; and nothing herein or any of the other Loan Documents, expressed or implied, is intended to or shall be so construed as to impose upon the

152

Administrative Agent any obligations in respect hereof or any of the other Loan Documents except as expressly set forth herein or therein.

9.09Administrative Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a)to file a verified statement pursuant to rule 2019 of the Federal Rules of Bankruptcy Procedure that, in its sole opinion, complies with such rule’s disclosure requirements for entities representing more than one creditor;

(b)to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuers and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuers and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuers and the Administrative Agent under Sections 2.03(i) and (j), 2.09 and 10.04) allowed in such judicial proceeding; and

(c)to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and each L/C Issuer to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the L/C Issuers, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Section 2.09 and 10.04. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Administrative Agent, its agents and counsel, and any other amounts due the Administrative Agents under Sections 2.09 and 10.04 out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Lenders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or any L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of

153

any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

9.10Guaranty and Collateral Matters.

(a)Each Secured Party hereby authorizes the Administrative Agent or the Priority Collateral Trustee, as applicable, on behalf of and for the benefit of Secured Parties, to be the agent for and representative of Secured Parties with respect to the Guaranty, the Collateral and the Security Documents, as applicable; provided that neither the Administrative Agent nor the Priority Collateral Trustee shall owe any fiduciary duty, duty of loyalty, duty of care, duty of disclosure or any other obligation whatsoever to any holder of Secured Obligations with respect to any Secured Hedging Agreement. Subject to Section 10.01, without further written consent or authorization from any Secured Party, the Administrative Agent or the Priority Collateral Trustee, as applicable, may execute any documents or instruments necessary to (i) in connection with a sale or disposition of assets permitted by this Agreement, release any Liens encumbering any item of Collateral that is the subject of such sale or other disposition of assets or to which the Required Lenders (or such other Lenders as may be required to give such consent under Section 10.01) have otherwise consented or (ii) release any Guarantor from the Guaranty pursuant to Section 10.21 or with respect to which Required Lenders (or such other Lenders as may be required to give such consent under Section 10.01) have otherwise consented.

(b)The Lenders and L/C Issuers irrevocably authorize the Administrative Agent to release any Guarantor from its obligations under the Guaranty in accordance with the terms of Section 10.21. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.10.

(c)The Lenders irrevocably authorize the Priority Collateral Trustee, at its option and in its discretion, to release any Lien on any property granted to or held by the Priority Collateral Trustee under any Loan Document in accordance with the terms of Section 10.21. Upon request by the Administrative Agent or the Priority Collateral Trustee at any time, the Required Lenders will confirm in writing the Priority Collateral Trustee’s authority to release its interest in particular types or items of property in accordance with this Section.

9.11Withholding Tax. To the extent required by any applicable law, the Administrative Agent may withhold from any payment to any Lender an amount equivalent to any applicable withholding Tax and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law. Without limiting the provisions of Section 3.01, each Lender shall, and does hereby, indemnify the Administrative Agent, and shall make payable in respect thereof within 30 days after demand therefor, against any and all Taxes and any and all related losses, claims, liabilities and expenses (including fees, charges and disbursements of any counsel for the Administrative Agent) incurred by or asserted against the Administrative Agent by the IRS or any other Governmental Authority as a result of the failure of the Administrative Agent to properly withhold Tax from amounts paid to or for the account of any Lender for any reason (including, without limitation, because the appropriate form was not delivered or not properly executed, or because such Lender failed to notify the Administrative Agent of a change in

154

circumstance that rendered the exemption from, or reduction of withholding Tax ineffective). A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Loan Document against any amount due the Administrative Agent under this Section 9.11. The agreements in this Section 9.11 shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender, and the repayment, satisfaction or discharge of all other obligations.

9.12Collateral Trust Agreement, Collateral Matters and Specified Amendments.
(a)Each Lender (and each Person that becomes a Lender hereunder pursuant to Section 10.06) hereby authorizes and directs the Administrative Agent and the Collateral Trustee to enter into the Additional Secured Debt Designation (as defined in the Collateral Trust Agreement), each on behalf of such Lender needed to effectuate the transactions permitted by this Agreement and agrees that the Administrative Agent and the Collateral Trustee may take such actions on its behalf as is contemplated by the terms of the Collateral Trust Agreement. Without limiting the provisions of Sections 9.03 and 10.04, each Lender hereby consents to (i) JPMorgan Chase Bank, N.A. and any successor serving in the capacity of Administrative Agent and agrees not to assert any claim (including as a result of any conflict of interest) against JPMorgan Chase Bank, N.A., or any such successor, arising from the role of the Administrative Agent or other agent under the Security Documents so long as it is either acting in accordance with the terms of such documents or otherwise has not engaged in bad faith, gross negligence or willful misconduct, as determined by a final, non-appealable judgment of a court of competent jurisdiction and (ii) Wilmington Trust, National Association or any such successor, arising from its role as the Collateral Trustee under the Security Documents so long as it is either acting in accordance with the terms of such documents or otherwise has not engaged in bad faith, gross negligence or willful misconduct, as determined by a final, non-appealable judgment of a court of competent jurisdiction. In addition, each of JPMorgan Chase Bank, N.A. and Wilmington Trust, National Association, or any such successors, shall be authorized, without the consent of any Lender, to execute or to enter into amendments of, and amendments and restatements of, the Security Documents, and any additional and replacement intercreditor agreements, in each case, in order to effect the subordination of and to provide for certain additional rights, obligations and limitations in respect of, any Liens required by the terms of this Agreement to be Liens junior to, or pari passu with, the Secured Obligations, that are incurred as permitted by this Agreement, and to establish certain relative rights as between the holders of the Secured Obligations and the holders of the Indebtedness secured by such Liens junior or pari passu with the Secured Obligations, including as contemplated by Section 6.16(g) and Section 7.01.

(b)The Lenders irrevocably authorize the Administrative Agent to enter into any amendment contemplated by Sections 2.16(e), 6.16(g), and 7.01(t) and any writing which creates a deemed amendment in connection with a Permitted Amendment or a Permitted Wilpinjong Amendment.

155

9.13Certain ERISA Matters.

(a)Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and its Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:

(i)such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA or otherwise of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit or the Commitments,

(ii)the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,

(iii)(A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform with respect to the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14, and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied, and will continue to be satisfied, with respect to such Lender’s entrance into, participation in, administration of and performance with respect to the Loans, the Letters of Credit, the Commitments and this Agreement, or

(iv)such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b)In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) such Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and its Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that neither the Administrative Agent nor any of its Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation

156

in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).

ARTICLE X. MISCELLANEOUS

10.01Amendments, Etc. Except as set forth in Section 2.16, no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower, or any other Loan Party therefrom, shall be effective unless in writing signed by (1) the Required Lenders and the Borrower, or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent (except, in each case, as set forth in clauses (2), (3) and (4) below), (2) [reserved], (3) the Required Facility Lenders and the Borrower and acknowledged by the Administrative Agent in the case of clauses (u) and (v) of the second proviso after clause (i) below and (4) the parties to the Fee Letter in the case of clause (z) of the second proviso after clause (i) below, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall:

(a)extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02) without the written consent of such Lender; provided, no amendment, modification or waiver of any condition precedent, covenant, Default or Event of Default shall constitute an increase in any L/C Commitment of any Lender;

(b)postpone any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) (it being understood that the waiver of, or amendment to the terms of, any mandatory prepayment shall not constitute such a postponement) or any mandatory reduction of the Aggregate Commitments hereunder without the written consent of each Lender directly affected thereby;

(c)waive, reduce or postpone the principal of, or the stated rate of interest specified herein on, any Loan, or Unreimbursed Amount or (subject to clause (z) of the second proviso to this Section 10.01) any fees or premiums or other amounts payable hereunder without the written consent of each Lender directly affected thereby; provided, however, that, without limiting the effect of clause (i) below or the provisos appearing after clause (i) below, only the consent of the Required Lenders shall be necessary (i) to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest or Letter of Credit Fees at the Default Rate, (ii) to amend any financial covenant hereunder (or any defined term used therein) (other than Section
7.11 (or any defined term used therein), which shall be subject to the first proviso after clause (h) below) even if the effect of such amendment would be to reduce the rate of interest on any Loan or L/C Borrowing or to reduce any fee payable hereunder or (iii) to waive, reduce or postpone any scheduled prepayment;

(d)change Section 2.05(a), Section 2.05(b), Section 2.13 or Section 8.04 in a manner that would alter the pro rata sharing of payments required thereby or Section 2.19, Section 2.20

157

or Section 2.21 in a manner that would alter the pro rata making of offers required thereby, in each case, without the written consent of each Lender adversely affected thereby;

(e)reduce the principal amount of any reimbursement obligation in respect of Letters of Credit issued under the L/C Commitments or extend the stated expiration date of any such Letter of Credit beyond the Maturity Date (unless Cash Collateralized pursuant to the terms of Section 2.03(g)) without the written consent of each L/C Lender adversely affected thereby;

(f)change any provision of this Section 10.01 or the definitions of “Required Lenders”, “Required Facility Lenders”, “Required L/C Commitment Lenders” or “Applicable Percentage” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder without the written consent of each Lender under the applicable Facility affected thereby; provided, with the consent of the Required Lenders, additional extensions of credit pursuant hereto may be included in the determination of ‘Required Lenders” or “Applicable Percentage” on substantially the same basis as the L/C Commitments and the L/C Borrowings are included on the Closing Date;

(g)other than as permitted by Section 9.10 and Section 10.21, release (i) all or substantially all of the Guarantors from the Guaranty except as expressly provided in the Loan Documents and except in connection with a “credit bid” undertaken by the Administrative Agent or Collateral Trustee at the direction of the Required Lenders pursuant to Section 363(k), Section 1129(b)(2)(a)(ii) or otherwise of the Bankruptcy Code or other sale or disposition of assets in connection with an enforcement action with respect to the Collateral permitted pursuant to the Loan Documents (in which case only the consent of the Required Lenders will be needed for such release) or (ii) all or substantially all of the collateral covered by the Security Documents without the written consent of each Lender;

(h)consent to the assignment or transfer by any Loan Party of any of its rights and obligations under any Loan Documents without the written consent of each Lender adversely affected thereby; or

(i)subordinate (x) the Liens securing any of the Obligations on all or substantially all of the Collateral (the “Existing Liens”) to the Liens securing any other Indebtedness or other obligations (other than Permitted Liens) or (y) any Obligations in contractual right of payment to any other Indebtedness or other obligations (other than as explicitly permitted under this Agreement) (any such other Indebtedness or other obligations to which such Liens securing any of the Obligations or such Obligations, as applicable, are subordinated, “Senior Indebtedness”), in either case of subclause (x) or (y), unless each adversely affected Lender has been offered a bona fide opportunity to fund or otherwise provide its pro rata share (based on the amount of Obligations that are adversely affected thereby held by each Lender) of the Senior Indebtedness on the same terms (other than bona fide backstop fees and reimbursement of counsel fees and other expenses in connection with the negotiation of the terms of such transaction (such fees and expenses, “Ancillary Fees”) as offered to all other providers (or their Affiliates) of the Senior Indebtedness and to the extent such adversely affected Lender decides to participate in the Senior Indebtedness, receive its pro rata share of the fees and any other similar benefit (other than Ancillary Fees) of the Senior Indebtedness afforded to the providers of the Senior Indebtedness

158

(or any of their Affiliates) in connection with providing the Senior Indebtedness pursuant to a written offer made to each such adversely affected Lender describing the material terms of the arrangements pursuant to which the Senior Indebtedness is to be provided, which offer shall remain open to each adversely affected Lender for a period of not less than five Business Days.

provided that for the avoidance doubt, all Lenders shall be deemed directly affected thereby with respect to any amendment described in clauses (f), (g) and (h);

and, provided further, that (t) any condition set forth in Section 4.02 as to any Extension of Credit under the L/C Facility may be waived by only the Required L/C Commitment Lenders; (u) any term or provisions of a particular Facility may be amended, waived or otherwise modified with only the consent of the Required Facility Lenders under such Facility, so long as such amendment, waiver or modification does not directly affect the Lenders under any other Facility; (v) no amendment, modification, termination or waiver of any provision of the Loan Documents, or consent to any departure by any Loan Party therefrom, shall amend, modify or waive this Agreement or the Security Agreement so as to alter the ratable treatment of Obligations and Secured Hedging Obligations (including pursuant to Section 8.04) or the definition of “Hedging Obligations,” “Hedging Agreement,” “Obligations,” “Secured Hedging Agreement”, “Secured Hedging Obligations” or “Secured Obligations” (as defined herein or in any applicable Security Documents) in each case in a manner adverse to any Hedge Bank with Secured Hedging Obligations then outstanding without the written consent of any such party; (w) no amendment, waiver or consent shall amend, modify or otherwise affect the rights or duties of any L/C Issuer, including any modification of the Borrower Participation Procedures, under the Credit Agreement or under any other Loan Document unless in writing executed by such L/C Issuer; (x) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; (y) no amendment, modification, termination or waiver of any provision of the Loan Documents, or consent to any departure by any Loan Party therefrom, shall (i) [reserved]; (ii) alter the required application of any repayments or prepayments as between Classes pursuant to Sections 2.05(a) or 2.05(b) without the consent of the Required Facility Lenders of each Class which is being allocated a lesser repayment or prepayment as a result thereof; provided, Required Lenders may waive, in whole or in part, any prepayment so long as the application, as between Classes, of any portion of such prepayment which is still required to be made is not altered; or (iii) amend, modify, terminate or waive any obligation of Lender relating to the purchase of participations in Letters of Credit issued under the L/C Commitments without the written consent of the Administrative Agent and the applicable L/C Issuer and (z) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties to the Fee Letter. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that (i) the Commitment of such Lender may not be increased or extended and (ii) the principal of any Loan owed to such Lender may not be reduced without the consent of such Lender.

Notwithstanding the foregoing, the Borrower and the Administrative Agent may amend this Agreement and the other Loan Documents (and may authorize the Collateral Trustee to amend the Collateral Trust Agreement) without the consent of any Lender (a) to cure any ambiguity, omission, mistake, error, defect or inconsistency (as reasonably determined by the

159

Administrative Agent), so long as such amendment, modification or supplement does not adversely affect the rights of any Lender or the Lenders shall have received at least five Business Days’ prior written notice thereof and the Administrative agent shall not have received, within five Business Days of the date of such notice to the Lenders, a written notice from the Required Lenders stating that the Required Lenders object to such amendment, (b) to add a Guarantor with respect to the Loans or collateral to secure the Loans or (c) to make administrative changes that do not adversely affect the rights of any Lender (including as contemplated by Section 2.16(d)(v) and the definition of Permitted Amendments) and (d) to make administrative changes that do not directly and adversely affect the rights of any Lender as contemplated by the definition of Permitted Wilpinjong Amendment (the occurrence of Indebtedness pari passu with the Obligations to be deemed not to directly and adversely affect the rights of any Lender). In addition, the Administrative Agent, without the consent of any Lender, shall be permitted to enter into (and direct the Collateral Trustee, as applicable, to enter into) any amendments, waivers, modifications or supplements to the Collateral Trust Agreement, if the Administrative Agent would have been permitted hereunder to enter into a new Collateral Trust Agreement which contained the terms set forth in such amendment, waiver, modification or supplement, at the time when such amendment, waiver, modification or supplement is entered into.

In addition, notwithstanding the foregoing, in situations not otherwise governed by Sections 2.15 and 2.16, this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent, and the Borrower (x) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof (collectively, the “Additional Extensions of Credit”) to share ratably in the benefits of this Agreement and the other Loan Documents with the L/C Borrowing Facility and the L/C Commitment Facility and the accrued interest and fees in respect thereof and (y) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders and the Required L/C Commitment Lenders; provided, however, that no such amendment shall permit the Additional Extensions of Credit to share in preference to any Facility in the application of any mandatory prepayments or Debt Repurchase Mandatory Offers without the consent of Required Facility Lenders in respect of such Facility (without giving effect to such Extensions of Credit).

The Borrower may, by written notice to the Administrative Agent from time to time, make one or more offers to all Lenders under the applicable Facility to make one or more Permitted Amendments to such Facility pursuant to procedures reasonably specified by the Administrative Agent and reasonably acceptable to the Borrower. Such notice shall set forth
(a) the terms and conditions of the requested Permitted Amendments and (b) the date on which responses from the applicable Lenders in respect of such Permitted Amendment are required to be received (which shall not be less than three Business Days after the date of such notice). Only those Lenders that consent to such Permitted Amendment (the “Accepting Lenders”) will have the maturity of their applicable Loans and Commitments extended and be entitled to the benefits provided thereby, which shall have effect notwithstanding the pro rata sharing provisions of Section 2.13.    The Borrower and each Accepting Lender shall execute and deliver to the Administrative Agent such documentation as the Administrative Agent shall reasonably specify to evidence the acceptance of the Permitted Amendments and the terms and conditions thereof. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each

160

Permitted Amendment. Each of the parties hereto hereby agrees that, upon the effectiveness of any Permitted Amendment, this Agreement shall be deemed amended, as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the terms and provisions of the Permitted Amendment with respect to the Loans and Commitments of the Accepting Lenders (including any amendments necessary to treat the Loans and Commitments of the Accepting Lenders in a manner consistent with the other Loans and Commitments under this Agreement or as contemplated by the Permitted Amendment).

The Borrower and each Lender (as defined in the Wilpinjong Term Loan Agreement) exercising a Mandatory Wilpinjong Offer shall execute and deliver to the Administrative Agent such documentation as the Administrative Agent shall reasonably specify to evidence the acceptance of the Permitted Wilpinjong Amendments and the terms and conditions thereof. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Permitted Wilpinjong Amendment. Each of the parties hereto hereby agrees that, upon the effectiveness of any Permitted Wilpinjong Amendment, this Agreement shall be deemed amended, as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the terms and provisions of the Permitted Wilpinjong Amendment.

The Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender or any L/C Issuer, execute amendments, modifications, waivers or consents on behalf of such Lender or L/C Issuer. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

Any such waiver and any such amendment or modification pursuant to this Section 10.01 shall be binding upon the Borrower, the Lenders, the L/C Issuers the Administrative Agent and all future holders of the Loans. In the case of any waiver, the Borrower, the Lenders, L/C Issuers and the Administrative Agent shall be restored to their former positions and rights hereunder and under the other Loan Documents, and any Default or Event of Default that is waived pursuant to this Section 10.01 shall be deemed to be cured and not continuing during the period of such waiver.

10.02Notices; Effectiveness; Electronic Communication.

(a)Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail, sent by telecopier (except for any notices sent to the Administrative Agent) as follows or sent by electronic communication as provided in subsection (b) below, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(i)if to the Borrower or the Administrative Agent to the address, telecopier number, electronic mail address or telephone number specified for such Person on Schedule 10.02;

161

(ii)if to any other Lender, to the address, telecopier number, electronic mail address or telephone number specified on Schedule 10.02 or in its Administrative Questionnaire; and

(iii)if to any L/C Issuer, to the address, telecopier number, electronic mail address or telephone number specified on Schedule 10.02 or in its Administrative Questionnaire.

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when received (except that, if not received during normal business hours for the recipient, shall be deemed to have been received at the opening of business on the next business day for the recipient).    Notices delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b). Notwithstanding the foregoing, (a) no notice to the Administrative Agent shall be effective until received by the Administrative Agent and (b) any such notice or other communication shall at the request of the Administrative Agent be provided to any sub agent appointed pursuant to Section 9.3(c) as designated by the Administrative Agent from time to time.

(b)Electronic Communications. Notices and other communications to the Administrative Agent or the Lenders and L/C Issuers hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites, including the Platform) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or L/C Issuer pursuant to Article II if such Lender or L/C Issuers, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in their discretion, agree to accept notices and other communications to the Administrative Agent or the Borrower hereunder by electronic communications pursuant to procedures approved by the Administrative Agent or the Borrower, provided that approval of such procedures may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to the Lenders and L/C Issuers to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

(c)The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE”. THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY

162

OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE,
NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE ADMINISTRATIVE AGENT IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. Each Loan
Party understands that the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender, L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses have resulted from the gross negligence or willful misconduct of such Agent Party, as determined by a final non-appealable judgment of a court of competent jurisdiction; provided, however, that in no event shall the Borrower or any Agent Party have any liability to the Borrower, any Lender, L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages); provided that such waiver shall not limit any Loan Party’s reimbursement or indemnification obligations under Sections 10.04(a) or 10.4(b), respectively. Each Loan Party, each Lender, and the Administrative Agent agrees that the Administrative Agent may, but shall not be obligated to, store any electronic communication on the Platform in accordance with the Administrative Agent’s customary document retention procedures and policies.

(d)Defaults. Any notice of Default or Event of Default may be provided by telephone if confirmed promptly thereafter by delivery of written notice thereof.

(e)Change of Address, Etc. The Borrower, the Administrative Agent and any L/C Issuer may change its address, electronic mail address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, electronic mail address, telecopier or telephone number for notices and other communications hereunder by notice to the Borrower, the Administrative Agent and any L/C Issuer. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender.

(f)Reliance by Administrative Agent, L/C Issuers and Lenders. The Administrative Agent, the L/C Issuers and the Lenders shall be entitled to rely and act upon any notices (including telephonic Borrowing Notices) purportedly given by or on behalf of the Borrower, even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

(g)Private Side Information Contacts. Each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private

163

Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable law, including United States federal and state securities laws, to make reference to information that is not made available through the “Public-Side Information” portion of the Platform and that may contain Private-Side Information. In the event that any Public Lender has determined for itself to not access any information disclosed through the Platform or otherwise, such Public Lender acknowledges that (i) other Lenders may have availed themselves of such information and (ii) neither the Borrower nor the Administrative Agent has any responsibility for such Public Lender’s decision to limit the scope of the information it has obtained in connection with this Agreement and the other Loan Documents.

10.03No Waiver; Cumulative Remedies. No failure by any Lender, any L/C Issuer or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall impair such right, remedy, power or privilege or be construed to be a waiver of any default or acquiescence therein; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided and in the other Loan Documents are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. Any forbearance or failure to exercise, and any delay in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

10.04Expenses; Indemnity; Damage Waiver.

(a)Costs and Expenses. The Borrower shall pay (i) all reasonable and documented out-of-pocket legal, advisory and other expenses incurred by the Administrative Agent and its respective Affiliates and the Collateral Trustee (including the reasonable and documented fees, charges and disbursements of a single counsel for the Administrative Agent, a single local counsel in each relevant jurisdiction and any special counsel reasonably deemed necessary by the Administrative Agent and a separate counsel for the Collateral Trustee), in connection with the syndication of the credit facilities provided for herein, the preparation, due diligence, negotiation, execution, delivery, administration and enforcement of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable and documented out-of-pocket expenses incurred by any L/C Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all reasonable and documented out-of-pocket legal, advisory and other expenses (including the cost of any investigation or preparation) incurred by the Administrative Agent or any Lender or any L/C Issuer or Collateral Trustee (including the reasonable fees, charges and disbursements of any counsel for the Administrative Agent or any Lender or any L/C Issuer, limited to one firm of counsel for all Indemnitees (as defined below), taken as a whole, and if necessary, by a single firm of local counsel in each appropriate jurisdiction for all such Indemnitees, taken as a whole (and, in the case of an actual or perceived conflict of interest where the Indemnified Party affected by such conflict notifies the Borrower of the existence of such conflict, of another firm of counsel for such affected Indemnitees and local

164

counsel for the conflicted party and a separate counsel for the Collateral Trustee), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such reasonable and documented out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

(b)Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent (and any sub-agent thereof), each Lender and each L/C Issuer and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities (including any Environmental Liability) and related reasonable and documented out-of-pocket fees and expenses (including the reasonable documented out-of-pocket fees, charges and disbursements of any counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee (whether or not such investigation, litigation, claim or proceeding is brought by the Borrower, the Borrower’s equity holders, affiliates or creditors or an Indemnitee and whether or not any such Indemnitee is otherwise a party thereto) or by the Borrower or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder, the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration and enforcement of this Agreement and the other Loan Documents, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the applicable L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit) and (iii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Loan Party, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are found in a final, non-appealable judgment by a court of competent jurisdiction to
(x)have resulted from the bad faith, gross negligence or willful misconduct of such Indemnitee (or any of such Indemnitee’s controlled affiliates or any of its or their respective officers, directors, employees, agents, controlling persons or members of any of the foregoing), as determined by a final, non-appealable judgment of a court of competent jurisdiction, (y) [reserved] or (z) have arisen out of or in connection with any claim, litigation, loss or proceeding not involving an act or omission of the Borrower or any of its Related Parties and that is brought by an Indemnitee against another Indemnitee (other than any claims against an Indemnitee in its capacity or in fulfilling its role as an administrative agent or arranger or any similar role under this Agreement or any claims arising out of any act or omission of the Borrower or any of its Affiliates). The Borrower also agrees that no Indemnitee shall have any liability (whether direct or indirect, in contract, tort or otherwise) to the Borrower for or in connection with this Agreement or the other Loan Documents, any transactions contemplated hereby or thereby or such Indemnitees’ role or services in connection herewith or therewith, except to the extent that any liability for losses, claims, demands, damages, liabilities or expenses incurred by the Borrower (i) resulted from the bad faith, gross negligence or willful

165

misconduct of such Indemnitee or (ii) resulted from a material breach by such Indemnitee (or any of such Indemnitee’s controlled affiliates or any of its or their respective officers, directors, employees, agents, controlling persons or members of any of the foregoing) of the terms of this Agreement or the other Loan Documents (in the case of clauses (i) and (ii), as determined by a court of competent jurisdiction in a final, non-appealable judgment). This Section 10.04(b) shall not apply with respect to Taxes other than any taxes that represent losses, claims, damages, etc. arising from any non-Tax claim.

(c)    Reimbursement by Lenders. To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), the L/C Issuers or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the L/C Issuers or such Related Party, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) or the L/C Issuers in its capacity such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) or L/C Issuers in connection with such capacity. In addition, to the extent that the Borrower or the other Loan Parties for any reason fail to indefeasibly pay any amount required under subsection (a) or (b) of this Section or Section 7.12(a) of the Collateral Trust Agreement to be paid by the Borrower or such other Loan Party to the Collateral Trustee or any Related Party of the Collateral Trustee, each Lender severally agrees to pay to the Collateral Trustee or such Related Party such Lender’s Applicable Percentage (determined as of the time the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount in connection with the Collateral Trustee following a direction of an Act of Required Secured Parties (as defined in the Collateral Trust Agreement) prior to the occurrence of the earlier of the Discharge of Credit Agreement Obligations (as defined in the Collateral Trust Agreement) or the Outstanding Loan Threshold Date (as defined in the Collateral Trust Agreement); provided that such Indemnified Liability (as defined in the Collateral Trust Agreement) was incurred by or asserted against the Collateral Trustee in its capacity as such, or against any Related Party of the Collateral Trustee acting for the Collateral Trustee in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.12(d).

(d)    Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, no party hereto shall assert, and each hereby waives, any claim against the Borrower and its Affiliates or any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof; provided that such waiver shall not limit any Loan Party’s reimbursement or indemnification obligations under Sections 10.04(a) or 10.4(b), respectively. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated

166

hereby or thereby, except to the extent such damages result from the gross negligence or willful misconduct of such Indemnitee, as determined by a final, non-appealable judgment of a court of competent jurisdiction.

(e)    Payments. All amounts due under this Section shall be payable not later than ten Business Days after demand therefor.

(f)    Survival. The agreements in this Section shall survive the resignation of the Administrative Agent or any L/C Issuer, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations and Secured Hedging Obligations. The reimbursement, indemnity and contribution obligations of the Borrower under this Section 10.04 will be in addition to any liability which the Borrower may otherwise have, including pursuant to the Transaction Support Agreement, will extend upon the same terms and conditions to any affiliate of any Indemnitee and the partners, members, directors, agents, employees, and controlling persons (if any), as the case may be, of any Indemnitee and any such affiliate, and will be binding upon and inure to the benefit of any successors and assigns of the Borrower, any Indemnitee, any such affiliate, and any such Person.

10.05Marshalling; Payments Set Aside. Neither the Administrative Agent nor any Lender or Collateral Trustee shall be under any obligation to marshal any assets in favor of any Loan Party or any other Person or against or in payment of any or all of the Obligations. To the extent that any payment by or on behalf of the Borrower is made to the Administrative Agent, any L/C Issuer or any Lender, or the Administrative Agent, any L/C Issuer or any Lender or the Collateral Trustee enforces any security interests or exercises its right of setoff, and such payment or the proceeds of such enforcement or setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, such L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor or related thereto, shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and L/C Issuer severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the applicable NYFRB Rate from time to time in effect, in the applicable currency of such recovery or payment. The obligations of the Lenders and L/C Issuers under clause (b) of the preceding sentence shall survive Payment in Full and the termination of this Agreement.

10.06Successors and Assigns.

(a)Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Loan Party may assign or otherwise transfer any of its rights or obligations hereunder, except through a transaction permitted hereunder, without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or

167

otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (f) of this Section.
Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the L/C Issuers and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)Assignments by Lenders. Any Lender may at any time sell, assign or transfer to one or more Eligible Assignees, upon the giving of notice to the Administrative Agent, all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans (including for purposes of this subsection (b), participations in L/C Obligations) at the time owing to it or other Obligations); provided that:

(i)except (a) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it, which such amount is less than the applicable minimum transfer amount set forth below, or (b) in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, or (c) pursuant to mandatory Open Market Purchases pursuant to Section 2.21, shall not be less $2,500,000 in the case of L/C Borrowings and L/C Commitments and shall not be less than $100,000 in the case of L/C Borrowings, unless the Administrative Agent consents (such consent not to be unreasonably withheld or delayed); provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met; provided, further, that no assignment of L/C Commitments or L/C Obligations shall be made without the prior written consent (such consent not to be unreasonably withheld or delayed) of the L/C Issuers;

(ii)each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned (provided that, for the avoidance of doubt, L/C Borrowings may be assigned without any proportionate part of L/C Commitments or L/C Obligations);

(iii)the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500 (provided however, that (i) the Administrative Agent may in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment and (ii) the Administrative Agent does hereby waive such processing and recordation

168

fee in connection with an assignment by or to JPMorgan Chase Bank, N.A. or any Affiliate thereof) and the Eligible Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire and such forms, certificate or other evidence, if any, as the assignee under such Assignment and Assumption may be required to deliver pursuant to Section 3.01; and

(iv)pro rata assignments shall not be required and each assignment shall be of a uniform, and not varying, percentage of all rights and obligations under and in respect of any applicable Loan and related Commitments.

Subject to acceptance and recording thereof in the Register by the Administrative Agent pursuant to subsection (c) of this Section, from and after the closing date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Section 3.01 (subject to the requirements and limitations therein, including the requirements of Section 3.01(e)), 3.04, 3.05 and 10.04 with respect to facts and circumstances occurring prior to the closing date of such assignment. Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.

In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the Assignment and Assumption shall make such additional payments to Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations, or other compensating actions, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent and each other Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full Applicable Percentage of all Loans and L/C Advances. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

Each Lender, upon execution and delivery hereof or upon succeeding to an interest in the Commitments and Loans, as the case may be, represents and warrants as of the Closing Date or as of the effective date of such Assignment and Assumption that (i) it is an Eligible Assignee;
(ii) it has experience and expertise in the making of or investing in commitments or loans such as the applicable Commitments or Loans, as the case may be and (iii) it will make or invest in, as

169

the case may be, its Commitments or Loans for its own account in the ordinary course and without a view to distribution of such Commitments or Loans within the meaning of the Securities Act or the Exchange Act or other federal securities laws (it being understood that, subject to the provisions of this Section 10.06, the disposition of such Commitments or Loans or any interests therein shall at all times remain within its exclusive control).

(c)Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of (and stated interest on) the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. Any assignment of any Loan, whether or not evidenced by a Note, shall be effective only upon appropriate entries with respect thereto being made in the Register (and each Note shall expressly so provide). The Register shall be available for inspection by the Borrower and the L/C Issuers at any reasonable time and from time to time upon reasonable prior notice.

(d)Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person or, except pursuant to a Borrower L/C Commitment Participation pursuant to clause (j) below, the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Lenders and the L/C Issuers shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.

Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender, to the extent that it has a consent right hereunder, will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in clauses (a), (b), (c), (g) and (h) of the first proviso to Section
10.01 that affects such Participant (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Commitment shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without the consent of any participant if the participant’s participation is not increased as a result thereof). Subject to subsection (e) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Section 3.01, 3.04 and 3.05 to the same extent as if it were a Lender and had acquired its interest by assignment, provided, that in the case of Section 3.01, such Participant shall have complied with the requirements of such section (it being understood that the documentation required under Section 3.01(e) shall be delivered to the participating Lender).

170

To the extent permitted by law, each Participant (other than the Borrower or any of the Borrower’s Affiliates) also shall be entitled to the benefits of Section 10.08 as though it were a Lender; such Participant agrees to be subject to Section 2.13 as though it were a Lender.

Each Lender that sells a participation, acting for this purpose as a non-fiduciary agent (solely for tax purposes) of the Borrower, shall maintain a register for the recordation of the names and addresses of the Participants and principal amount of (and stated interest on) each Participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”); provided that, other than with respect to a Borrower L/C Commitment Participation, no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant's interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that the relevant parties, acting reasonably and in good faith, determine that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Treasury Regulations Section 5f.103-1(c) and Proposed Treasury Regulations Section 1.163-5(b) (or any amended or successor version). The entries in the Participant Register shall be conclusive absent manifest error, and such Lender and each Loan Party shall treat each Person whose name is recorded in the Participant Register pursuant to the terms hereof as the owner of such participation for all purposes of this Agreement, notwithstanding notice to the contrary.

(e)Limitation upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Section 3.01, 3.04 or 3.05 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. No Participant shall be entitled to the benefits of Section 3.01 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 3.01(e) as though it were a Lender.

(f)Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note(s), if any) to secure obligations of such Lender to secure obligations to a Federal Reserve Bank or other central bank having jurisdiction over such Lender; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto; provided further, that in no event shall the applicable Federal Reserve Bank, pledgee or trustee, be considered to be a “Lender” or be entitled to require the assigning Lender to take or omit to take any action hereunder.

(g)Electronic Execution of Assignments. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state Laws based on the Uniform Electronic Transactions Act.

171

(h)Resignation as L/C Issuer. Notwithstanding anything to the contrary contained herein, any L/C Issuer may, upon (A) 30 days’ notice to the Borrower and the Lenders (or such shorter time as the applicable resigning L/C Issuer, successor L/C Issuer, Borrower and Administrative Agent may agree) and (B) the appointment of a successor L/C Issuer and satisfaction of the requirements of the penultimate sentence of this Section 10.06(h), resign as L/C Issuer. In the event of notice of any such resignation as L/C Issuer, the Borrower shall be entitled to appoint from among the L/C Lenders (or a Person who will become an L/C Lender) and their Affiliates a successor L/C Issuer who agrees to assume all such rights, powers, privileges and duties of the resigning L/C Issuer, including with respect to its L/C Issuance Limit; provided, however, that no failure by the Borrower to appoint any such successor shall affect the resignation of such L/C Issuer if the resigning L/C Issuer finds a replacement L/C Issuer that is an Eligible L/C Issuer or, if not an Eligible L/C Issuer, that is reasonably acceptable to the Borrower (such acceptance not to be unreasonably withheld or delayed) who agrees to assume all such rights, powers, privileges and duties of the resigning L/C Issuer, including with respect to its L/C Issuance Limit). If an L/C Issuer resigns as L/C Issuer, it shall retain all the rights, powers, privileges and duties of an L/C Issuer hereunder with respect to Letters of Credit and all L/C Obligations with respect thereto (including the right to require the Lenders to make L/C Advances, fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c) and issue Letters of Credit pursuant to Section 2.03). Upon the appointment of a successor L/C Issuer, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the resigning L/C Issuer, including with respect to its L/C Issuance Limit, (b) the resigning L/C Issuer shall be discharged from all of its respective duties and obligations hereunder or under the other Loan Documents, in its capacity as an L/C Issuer, and (c) the successor L/C Issuer shall issue Letters of Credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements reasonably satisfactory to the resigning L/C Issuer and the Borrower (such acceptance not to unreasonably withheld or delayed) to effectively assume the obligations of such L/C Issuer with respect to such Letters of Credit. In lieu of the appointment of a successor L/C Issuer pursuant to this Section 10.06(h), the Borrower may appoint one or more successor L/C Issuers to satisfy the requirements of this Section 10.06(h).

(i)    Notwithstanding any other provision in the Loan Documents, any Lender may, at any time, assign all or a portion of its rights and obligations with respect to L/C Borrowings or enter into participations by a Borrower L/C Commitment Participation under this Agreement to the Borrower through Dutch auctions in accordance with Section 2.19 and open market purchases in accordance with Section 2.20.

(j) Any entry by a Lender and the Borrower or any of its Affiliates into participations of the L/C Commitment shall be pursuant to the procedures and principals set forth on Exhibit N (any such participation, a “Borrower L/C Commitment Participation”; such procedures and principals, the “Borrower Participation Procedures”).

10.07Treatment of Certain Information; Confidentiality. The Administrative Agent, the Lenders and L/C Issuers agrees that it will treat as confidential (to the extent clearly identified at the time of delivery as confidential) all information provided to it hereunder or under any other Loan Document by or on behalf of the Borrower or any of its Subsidiaries or Affiliates (collectively, “Information”) in accordance with the

172

Administrative Agent’s, the Lenders’ and the L/C Issuers’ applicable customary procedures for handling confidential information of such nature, except to the extent such Information
(a) is publicly available or becomes publicly available other than by reason of disclosure by the Administrative Agent, the Lenders or the L/C Issuers, any of their respective affiliates or representatives in violation of this Agreement or the other Loan Documents, (b) was received by the Administrative Agent, the Lenders or the L/C Issuers from a source (other than the Borrower or any of its affiliates, advisors, members, directors, employees, agents or other representatives) not known by the Administrative Agent, the Lenders and the L/C Issuers to be prohibited from disclosing such Information to such Person by a legal, contractual or fiduciary obligation to the Borrower and (c) was already in the Administrative Agent’s, the Lenders’ and the L/C Issuers’ possession from a source other than the Borrower or any of its affiliates, advisors, members, directors, employees, agents or other representatives or is independently developed by such Person without the use of or reference to any such Information; provided, however, that nothing herein will prevent the Administrative Agent, the Lenders and the L/C Issuers from disclosing any such Information (including Information regarding Disqualified Institutions) (a) pursuant to the order of any court or administrative agency or in any pending legal or administrative proceeding, or otherwise as required by applicable Law or compulsory legal process (in which case such Person agrees to inform the Borrower promptly thereof to the extent not prohibited by law), (b) upon the request or demand of any regulatory authority or any self-regulatory authority having jurisdiction over such Person or any of its affiliates, (c) to such Person’s affiliates and their respective officers, directors, partners, members, employees, legal counsel, independent auditors and other experts or agents who need to know such Information and on a confidential basis, (d) to potential and prospective Lenders, assignees, participants and any direct or indirect contractual counterparties to any swap or derivative transaction relating to the Borrower and its obligations under this Agreement (other than Disqualified Institutions), in each case, subject to such recipient’s agreement (which agreement may be in writing or by “click through” agreement or other affirmative action on the part of the recipient to access such Information and acknowledge its confidentiality obligations in respect thereof pursuant to customary syndication practice) to keep such Information confidential on substantially the terms set forth in this Section 10.07, (e) to ratings agencies who have agreed to keep such Information confidential on terms no less restrictive than this Section 10.07 in any material respect or otherwise on terms acceptable to the Main Borrower, (f) for purposes of establishing a “due diligence” defense, (g) on a confidential basis, to the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the Loans or (h) disclosures in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder. In addition, the Administrative Agent may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry, and service providers to the Administrative Agent in connection with the administration and management of this Agreement and the other Loan Documents.

Each of the Administrative Agent, the Lenders and the L/C Issuers acknowledges that (a) the Information may include material non-public information concerning the Borrower, the Loan Parties and their Related Parties or their respective securities, as the case may be, (b) it has

173

developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with those procedures and applicable Laws, including Federal and state securities laws. All information, including requests for waivers and amendments, furnished by the Borrower or the Administrative Agent pursuant to, or in the course of administering, this Agreement will be syndicate-level information, which may contain material non-public information concerning the Borrower, the Loan Parties and their Related Parties or their respective securities. Accordingly, each Lender represents to the Borrower and the Administrative Agent that it has identified in its Administrative Questionnaire a credit contact who may receive information that may contain material non-public information in accordance with its compliance procedures and applicable Laws, including Federal and state securities laws.

10.08Right of Setoff. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence of any Event of Default or at maturity each Lender and L/C Issuer is hereby authorized by each Loan Party at any time or from time to time subject to the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed), without notice to any Loan Party or to any other Person (other than the Administrative Agent), any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other Indebtedness at any time held or owing by such Lender or L/C Issuer to or for the credit or the account of any Loan Party against and on account of the obligations and liabilities of any Loan Party to such Lender or L/C Issuer hereunder, including all claims of any nature or description arising out of or connected hereto, irrespective of whether or not (a) such Lender or L/C Issuer shall have made any demand hereunder or (b) the principal of or the interest on the Loans or any other amounts due hereunder shall have become due and payable pursuant to Article II and although such obligations and liabilities, or any of them, may be contingent or unmatured; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Sections 2.18 and 8.04 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Lenders and the L/C Issuers, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, L/C Issuer and their respective Affiliates under this Section 10.08 are in addition to other rights and remedies (including other rights of setoff) that such Lender or L/C Issuer or their respective Affiliates may have. Each Lender and L/C Issuer agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

10.09Usury Savings Clause. Notwithstanding any other provision herein, the aggregate interest rate charged with respect to any of the Obligations, including all charges or fees in connection therewith deemed in the nature of interest under applicable law shall not exceed the Highest Lawful Rate. If the rate of interest (determined without regard to the preceding sentence) under this Agreement at any time exceeds the Highest Lawful Rate, the

174

outstanding amount of the Loans made hereunder shall bear interest at the Highest Lawful Rate until the total amount of interest due hereunder equals the amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect. In addition, if when the Loans made hereunder are repaid in full the total interest due hereunder (taking into account the increase provided for above) is less than the total amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect, then to the extent permitted by law, the Borrower shall pay to the Administrative Agent an amount equal to the difference between the amount of interest paid and the amount of interest which would have been paid if the Highest Lawful Rate had at all times been in effect. Notwithstanding the foregoing, it is the intention of Lenders and the Borrower to conform strictly to any applicable usury laws. Accordingly, if any Lender contracts for, charges, or receives any consideration which constitutes interest in excess of the Highest Lawful Rate, then any such excess shall be cancelled automatically and, if previously paid, shall at such Lender’s option be applied to the outstanding amount of the Loans made hereunder or be refunded to the Borrower.

10.10Counterparts; Integration; Effectiveness; Electronic Execution. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof; provided that the provisions contained in the Transaction Support Agreement which by their terms survive the execution and effectiveness of this Agreement and the other Loan Documents shall survive and not be superseded by this Agreement and the other Loan Documents. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement and/or any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

10.11Survival of Representations, Warranties and Agreements. All representations, warranties and agreements made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof and the funding of any Borrowing. Such representations, warranties and agreements have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the

175

time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding. Notwithstanding anything herein or implied by law to the contrary, the agreements of each Loan Party set forth in Sections 3.01, 3.04, 3.05, 10.04(a), 10.04(b) and 10.08 and the agreements of Lenders set forth in Sections 2.13, 9.03 and 10.04(c) shall survive the payment of the Loans and the termination hereof.

10.12Severability. If any provision of this Agreement or the other Loan Documents or any obligation hereunder or under any other Loan Document is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions or obligations of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions or obligations with valid provisions or obligations the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions or obligations. The invalidity of a provision or obligation in a particular jurisdiction shall not invalidate or render unenforceable such provision or obligation in any other jurisdiction.

10.13Replacement of Lenders. If (a) any Lender requests compensation under Section 3.04, (b) the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, (c) any Lender is at such time a Defaulting Lender or has given notice pursuant to Section 3.02 or (d) any Lender becomes a “Nonconsenting Lender” (hereinafter defined), then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to (and such Lender shall) assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.06), all of its interest, rights and obligations under this Agreement and the related Loan Documents to an assignee selected by the Borrower that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:

(a)the Administrative Agent shall have received the assignment fee specified in Section 10.06(b) (provided however, that the Administrative Agent may in its sole discretion elect to waive such processing and recordation fee in the case of any assignment);

(b)such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);

(c)in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter;

(d)such assignment does not conflict with applicable Laws, and

176

(e)neither the Administrative Agent nor any Lender shall be obligated to be or to find the assignee.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. In the event that (x) the Borrower or the Administrative Agent has requested the Lenders to consent to a departure or waiver of any provisions of the Loan Documents or to agree to any amendment thereto and (y) the Required Lenders or Required Facility Lenders, as applicable, have agreed to such consent, waiver or amendment, then any such Lender, who does not agree to such consent, waiver or amendment and whose consent would otherwise be required for such departure, waiver or amendment, shall be deemed a “Nonconsenting Lender.” Any such replacement shall not be deemed a waiver of any rights that the Borrower shall have against the replaced Lender.

Each Lender agrees that if the Borrower exercises its option hereunder to cause an assignment by such Lender as a Nonconsenting Lender or otherwise pursuant to this Section 10.13, such Lender shall, promptly after receipt of written notice of such election, execute and deliver all documentation necessary to effectuate such assignment in accordance with Section
10.06. In the event that a Lender does not comply with the requirements of the immediately preceding sentence within one Business Day after receipt of such notice, each Lender hereby authorizes and directs the Administrative Agent to execute and deliver such documentation as may be required to give effect to an assignment in accordance with Section 10.06 on behalf of a Nonconsenting Lender or Lender replaced pursuant to this Section 10.13, and any such documentation so executed by the Administrative Agent shall be effective for purposes of documenting an assignment pursuant to Section 10.06.

10.14Governing Law; Jurisdiction; Etc.

(a)GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

(b)CONSENT TO JURISDICTION. SUBJECT TO CLAUSE (E) OF THE FOLLOWING SENTENCE, ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY ARISING OUT OF OR RELATING HERETO OR ANY OTHER LOAN DOCUMENTS, OR ANY OF THE OBLIGATIONS, SHALL BE BROUGHT IN ANY FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN THE BOROUGH OF MANHATTAN OR, IF THAT COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION, IN ANY STATE COURT LOCATED IN THE CITY AND COUNTY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH LOAN PARTY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY

177

(A) ACCEPTS GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE (SUBJECT TO CLAUSE (E) BELOW) JURISDICTION AND VENUE OF SUCH COURTS; (B) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (C) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE LOAN PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 10.02; (D) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (C) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE LOAN PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (E) AGREES THAT THE ADMINISTRATIVE AGENT, COLLATERAL TRUSTEE AND LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY IN THE COURTS OF ANY OTHER JURISDICTION IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER ANY LOAN DOCUMENT OR AGAINST ANY COLLATERAL OR THE ENFORCEMENT OF ANY JUDGMENT, AND HEREBY SUBMITS TO THE JURISDICTION OF, AND CONSENTS TO VENUE IN, ANY SUCH COURT.

10.15Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR UNDER ANY OF THE OTHER LOAN DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 10.15 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER. IN THE EVENT OF LITIGATION, THIS

178

AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

10.16USA PATRIOT Act Notice. Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies each Loan Party that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of such Loan Party, a Beneficial Ownership Certification and other information that will allow such Lender or the Administrative Agent, as applicable, to identify such Loan Party in accordance with the Act.

10.17Time of the Essence. Time is of the essence of the Loan Documents.

10.18[Reserved].

10.19No Advisory or Fiduciary Responsibility. Each Loan Party agrees that nothing in the Loan Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between the Administrative Agent, any Lender or any L/C Issuer, on the one hand, and such Loan Party, its stockholders or its affiliates, on the other. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent and the transactions contemplated by the Loan Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s-length commercial transactions between the Borrower and their Affiliates, on the one hand, and the Administrative Agent, on the other hand, (B) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) the Administrative Agent, each Lender and each L/C Issuer is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for any Loan Party, its management, stockholders, creditors or any of its affiliates or any other Person with respect to the transactions contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Lender has advised, is currently advising or will advise any Loan Party, its stockholders or its Affiliates on other matters) or any other obligation to any Loan Party except the obligations expressly set forth in the Loan Documents and (B) neither any of the Administrative Agent nor any Lender nor any L/C Issuer has any obligation to the Borrower or any of its respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent and the Lenders and the L/C Issuers and their respective Affiliates may be engaged in a broad range of transactions that involve interests that conflict with those of the Borrower and its respective Affiliates, and the Administrative Agent has no obligation to disclose any of such interests to the Borrower or its respective Affiliates. Each Loan Party agrees that it will not claim that

179

any Lender has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to such Loan Party, in connection with such transaction or the process leading thereto. To the fullest extent permitted by law, the Borrower hereby waives and releases any claims that it may have against the Administrative Agent with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

10.20[Reserved]

10.21Release of Liens and Release from Guaranty.

(a)The Collateral Trust Agreement shall govern the release of security interests in Collateral as security for the Secured Obligations (A) after Payment in Full and the termination or expiration of all Secured Hedging Agreements (other than obligations and liabilities under Secured Hedging Agreements that have been cash collateralized or as to which other arrangements reasonably satisfactory to the applicable counterparties shall have been made) and payment of any obligations due and owing under all Secured Hedging Agreements, (B) upon any sale or other transfer by any Loan Party of any Collateral that is permitted under this Agreement (other than a sale or other transfer to a Loan Party) or upon effectiveness of any written direction by the consent to the release of the security interest created under any Security Document in any Collateral pursuant to Section 10.01, (C) [reserved], (D) upon the approval, authorization or ratification in writing by the Required Lenders (or such other percentage of the Lenders whose consent is required by Section 10.01) with respect to the release of such Collateral and (E) upon a Guarantor no longer being a Guarantor by virtue of the definition thereof or a transaction permitted hereunder, with respect to the Collateral owned by such Guarantor. After either (v) Payment in Full and the termination or expiration of all Secured Hedging Agreements (other than obligations and liabilities under Secured Hedging Agreements that have been cash collateralized or as to which other arrangements reasonably satisfactory to the applicable counterparties shall have been made) and payment of any obligations due and owing under all Secured Hedging Agreements, (w) upon any sale or other transfer of a Loan Parry that is permitted under this Agreement (other than a sale or other transfer to a Loan Party), (x) [reserved], (y) upon the approval, authorization or ratification in writing by the Required Lenders (or such other percentage of the Lenders whose consent is required by Section 10.01) with respect to the release of any Guarantor under the terms of the Guaranty or (z) upon a Guarantor no longer being a Guarantor by virtue of the definition thereof or a transaction permitted hereunder, each applicable Guarantor (or, in the case of clause (w) above, the applicable Guarantor so sold or transferred) shall automatically be released from the Guaranty, all without delivery of any instrument or performance of any act by any Person; provided that any such release of guarantee obligations shall be deemed subject to the provision that such guarantee obligations shall be reinstated if after such release any portion of any payment in respect of the Obligations guaranteed thereby shall be rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payment had not been made.

180

(b)Notwithstanding anything to the contrary contained herein or in any other Loan Document, in connection with any termination or release pursuant to this Section 10.21, the Administrative Agent and/or Collateral Trustee shall be, and are hereby irrevocably authorized by each Lender (without requirement of notice to or consent of any Lender) to execute and deliver, and shall promptly execute and deliver to the applicable Loan Party, at such Loan Party’s expense, all documents that such Loan Party shall reasonably request to evidence such termination or release (including (1) UCC termination statements and (2) in the case of a release of Mortgages, a partial release) and return to the Borrower, the possessory Collateral that is in the possession of the Collateral Trustee and is the subject of such release.

(c)Any execution and delivery of documents, or the taking of any other action, by the Administrative Agent and/or Collateral Trustee pursuant to this Section 10.21 shall be without recourse to or warranty by the Administrative Agent or Collateral Trustee.

10.22Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

10.23Independent Nature of Lenders’ Rights. Nothing contained herein or in any other Loan Document, and no action taken by Lenders pursuant hereto or thereto, shall be deemed to constitute Lenders as a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights arising out hereof and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

10.24Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b)the effects of any Bail-in Action on any such liability, including, if applicable:

(i)a reduction in full or in part or cancellation of any such liability;

(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or

181

other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.

10.25[Reserved].

10.26Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedging Agreements or any other agreement or instrument that is a QFC (such support “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

As used in this Section 10.26, the following terms have the following meanings:

(a)“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

(b)“Covered Entity” means any of the following:

182

(i)a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

(c)“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

(d)“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

183

PEABODY ENERGY CORPORATION,
as Borrower

By:         Name:
Title:

Signature Page to Credit Agreement

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:         Name:
Title:

Signature Page to Credit Agreement

LENDERS:

[    ],
as a Lender

By:     Name:     Title:

Signature Page to Credit Agreement

L/C ISSUERS:

[    ],
as an L/C Issuer

By:     Name:     Title:

Signature Page to Credit Agreement

Annex B Schedule 2.01(a) L/C Commitments

L/C Commitment Lender	Commitment (USD)	Applicable Percentage
Bank of Montreal, Chicago Branch	42,661,887.03	13.888888889%
Credit Suisse AG, Cayman Islands Branch	42,661,887.03	13.888888889%
Deutsche Bank AG, New York Branch	42,661,887.03	13.888888889%
Goldman Sachs Bank USA	42,661,887.03	13.888888889%
JPMorgan Chase Bank, N.A.	42,661,887.03	13.888888889%
Regions Bank	42,661,887.03	13.888888889%
Bank of America, N.A.	28,441,258.02	9.259259259%
Commerce Bank	22,753,006.41	7.407407407%